UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-08743

Invesco Senior Income Trust
(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Address of principal executive offices) (Zip code)

Glenn Brightman 1555 Peachtree Street, N.E., Suite 1800 Atlanta, Georgia 30309
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: February 28
Date of reporting period: February 28, 2026

Item 1. Reports to Stockholders.
(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) is as follows:
(b) Not applicable.

Annual Report to Shareholders	February 28, 2026
Invesco Senior Income Trust

NYSE: VVR

2	Management’s Discussion
2	Performance Summary
4	Long-Term Trust Performance
6	Supplemental Information
6	Notice of Important Change
8	Dividend Reinvestment Plan
10	Consolidated Schedule of Investments
26	Consolidated Financial Statements
30	Consolidated Financial Highlights
31	Notes to Consolidated Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Tax Information
44	Additional Information
T-1	Trustees and Officers

Management’s Discussion of Trust Performance

Performance summary
For the fiscal year ended February 28, 2026, Invesco Senior Income Trust (the Trust), at net asset value (NAV), underperformed its benchmark, the S&P UBS Lev eraged Loan Index. The Trust’s return can be calculated based on either the market price or the NAV of its shares. NAV per share is determined by dividing the value of the Trust’s portfolio securities, cash and other assets, less all liabilities and preferred shares, by the total number of common shares outstanding. Market price reflects the supply and demand for Trust shares. As a result, the two returns can differ, as they did during the fiscal year.

Performance
Total returns, 2/28/25 to 2/28/26
Trust at NAV	2.70%
Trust at Market Value	-15.18
S&P UBS Leveraged Loan Index ▼	3.88
Market Price Discount to NAV as of 2/28/26	-11.21

Source(s): ▼ Bloomberg LP

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end
performance. Performance figures reflect Trust expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.
 Since the Trust is a
closed-end
management investment company, shares of the Trust may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Trust cannot predict whether shares will trade at, above or below NAV. The Trust should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

Market conditions and your Trust
During the fiscal year covered by this report, senior loans compared favorably with longer-duration areas of the credit markets at various points, benefiting from meaningfully lower interest-rate sensitivity and steadier return patterns.
1,2,3,4
Loan returns were supported by robust coupon income, with yields remaining elevated throughout the fiscal year, including 7.86% at 2025 year-end
and 8.38% by February 2026,
1
as markets continued to price in a
higher-for-longer
rate environment.
 Over the fiscal year, the loan market navigated distinct shifts in sentiment. Following the volatility associated with tariff developments in early April 2025,
4
secondary trading conditions improved as market participants absorbed the initial shock and as corporate fundamentals remained stable. Through mid-2025,
loan market activity reflected healthy demand from institutional investors,
5
steady refinancing activity and borrower earnings that generally kept pace with higher interest burdens.6 Late in the calendar year, however, certain cyclical sectors, including chemicals and housing, faced pressure as end-market
softness and cost dynamics weighed on sentiment.
6
 Early 2026 brought another bout of volatility driven by concerns around potential artificial intelligence-related disruption. These pressures were most visible in the software industry, where loan prices declined more sharply than the rest of the market. In
Febru-ary,
the weighted-average bid for performing software loans fell by 392 basis points (bps) to 87.64 bps compared with a 75 bps decline to 96.12 bps for performing non-Software
loans.
6
This divergence highlighted how sector-specific narratives influenced trading levels even as overall credit conditions remained manageable.
 Despite episodic volatility, core credit metrics remained relatively stable during the fiscal year. The trailing
12-month
par-weighted
default rate remained below long-term averages, fluctuating over the course of the fiscal year and ending modestly higher at 1.23% in December 2025, 1.29% in the following January, and 1.38% in February.
6
The percentage of loans trading below $80 increased from 4.34% in December to 6.43% by February
6
, after remaining near multi-year lows for much of
mid-2025,
reflecting broader market repricing but not a widespread deterioration in borrower fundamentals. Throughout the fiscal year, loan issuers generally maintained balanced liquidity positions and continued to refinance near-term maturities as market windows allowed.
6
 Mergers and acquisitions (M&A) and leveraged buyout (LBO) activity remained inconsistent,
5
which, combined with steady institutional participation
4
and collateralized loan obligation (CLO) issuance, supported healthy demand for loans.
 After three rate cuts in 2025
4
and a pause at the US Federal Reserve’s (the Fed’s) January 2026 meeting,
4
we expect that the pace of

additional easing may be more measured given evolving geopolitical developments.
4
Issuer fundamentals remained generally stable
6
over the prior fiscal year and loan income levels ended the period at elevated levels.
1
Given the price of senior loans at the end of the fiscal year, they provided an 8.38% yield
1
(represented by the yield to three-year life).
 During the fiscal year, the Trust employed leverage, which allowed us to enhance the Trust’s yield while keeping credit standards high relative to the S&P UBS Leveraged Loan Index. As of the close of the fiscal year, leverage accounted for approximately 26% of the Trust’s total assets. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate and the use of variable rate demand mode preferred (VRDM) shares. VRDMs are a floating-rate form of preferred shares and are considered debt for financial reporting purposes. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Trust’s borrowing costs. (Similarly, should short-term rates fall, borrowing costs also would decline.) For more information about the Trust’s use of leverage and the associated risks, see the Notes to Consolidated Financial Statements later in this report.
 During the fiscal year ended February 28, 2026,
Keg Logistics
,
RJO Holdings
and
My Alarm Center
were the largest contributors to the Trust’s absolute performance, while
NewLife Forest Restoration
,
Ascend Performance Materials Operations
and
Teas-dale Foods
were the largest detractors from Trust’s absolute performance. RJO Holdings went through an acquisition and was no longer held by fiscal year end. On an industry basis, the service, energy and financial industries were the largest contributors to absolute return, while chemicals and food and drug industries were the only detractors from absolute performance.
 In managing the Trust, we take a multi-strategy approach to private credit – allocating across direct lending, broadly syndicated loans and special situations, seeking to take advantage of market opportunities and potential market inefficiencies. We seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection and trading.
 The common thread across the Trust’s strategies (broadly syndicated loans, direct lending and special situations) is its focus on senior secured floating rate loans. We believe

2	Invesco Senior Income Trust

this aspect provides capital preservation potential given these loans are senior and secured in the capital structure which has historically resulted in lower volatility with higher recovery rates versus unsecured high-yield bonds and equity.
4
Meanwhile, the loan coupons are floating rate, meaning they have very little interest rate risk relative to traditional fixed income investments and sensitivity in rising rate environments, as was the case during the fiscal year.
1
The senior loan asset class behaves differently from many traditional fixed-income investments. The interest income generated by a portfolio of senior loans is usually determined by a fixed credit spread over a reference rate. Because senior loans generally have a very short duration and the coupons, or interest rates, are usually adjusted every 30 to 90 days as the reference rate changes, the yield on the portfolio adjusts. Interest rate risk refers to the tendency for traditional fixed-income prices to decline when interest rates rise. For senior loans, however, interest rates and income are variable, and the prices of loans are therefore less sensitive to interest rate changes than traditional fixed-income bonds. As a result, senior loans can provide a natural hedge against rising interest rates.
We monitor interest rates, the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and other central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Trust’s investments and the market price of the Trust’s shares.
As always, we appreciate your continued participation in Invesco Senior Income Trust.

1	Source: S&P UBS Leveraged Loan Index
2	Source: Morningstar LSTA US Leveraged Loan Index
3	Source: Bloomberg US Corporate High Yield Bond Index
4	Source: Bloomberg LP
5	Source: JPMorgan Chase & Co.
6	Source: PitchBook Data, Inc.

Portfolio manager(s)
:
Scott Baskind
Thomas Ewald - Lead
Philip Yarrow
The views and opinions expressed in management’s discussion of Trust performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Trust. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Trust and, if applicable, index disclosures later in this report.

3	Invesco Senior Income Trust

Your Trust’s Long-Term Performance

Results of a $10,000 Investment
Trust and index data from 2/29/16

1 Source: Bloomberg LP
Past performance cannot guarantee future results.
 Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares.

4	Invesco Senior Income Trust

Average Annual Total Returns
As of 2/28/26
	NAV	Market
10 Years	7.07%	7.21%
5 Years	6.21	5.59
1 Year	2.70	-15.18
The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end
performance.
 Performance figures do not reflect deduction of taxes a shareholder would pay on Trust distributions or sale of Trust shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

5	Invesco Senior Income Trust

Supplemental Information
∎	Unless otherwise stated, information presented in this report is as of February 28, 2026, and is based on total net assets applicable to common shares.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Trust’s reports, visit invesco.com/fundreports.

About indexes used in this report
∎	The S&P UBS Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, non-investment grade loans.
∎
The Trust is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Trust may deviate significantly from the performance of the index(es).

∎
A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Changes to the Trust’s Governing Documents
At a meeting held on March
9-11,
2026, the Trust’s Board of Trustees (the “Board”) approved changes to the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Trust’s Amended and Restated Bylaws (the “Bylaws”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Declaration of Trust or Bylaws, as applicable.
The following is a summary of certain of these changes and is qualified in its entirety by the Declaration of Trust and Bylaws. For clarity, the below provisions restate the relevant sen-tence(s)
in their entirety from the amended Declaration of Trust or Bylaws, as applicable; however, not all of the language within the relevant sentence(s) may be new or amended.
This information may not reflect all of the changes that have occurred since you purchased shares of the Trust.

Declaration of Trust
The Trust’s Declaration of Trust was amended to provide as follows:
∎
In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, relating to, or in connection with, the Governing Instrument, the Trust, any Shares, or any class or series of Shares, including any claim of any nature against the Trust, any Shares, any class or series of Shares, any Trustee, or any officer of the Trust, whether arising under the Governing Instrument, the Delaware Act, or otherwise, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, provided, however, that unless the Trust consents in writing to the selection of an alternative forum, the United States District Court for the District of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the federal securities laws, including the 1933 Act and the 1940 Act.
∎
The Trustees may construe any of the provisions of the Declaration of Trust and/or Bylaws insofar as the same may appear to be ambiguous or inconsistent with any other provision hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Bylaws
The Trust’s Bylaws were amended to provide as follows:
∎
Subject to any applicable requirements or interpretations of the 1940 Act, any meeting, regular or special, may be held in person, by telephone or online, or through other means, so long as all persons participating in the meeting can hear one another, and all such persons shall be deemed to be present in person at such meeting for purposes of the Delaware Act and, to the extent permitted, the 1940 Act.
∎
Notwithstanding anything to the contrary in these Bylaws, the Trustees or the officers of the Trust may determine at any time, including, without limitation, after the calling of any meeting of Shareholders, that any meeting of Shareholders be held solely by means of remote communication or both at a physical location and by means of remote communication. Notwithstanding anything to the contrary in these Bylaws, if it is determined after notice of the meeting has been delivered to Shareholders that participation by Shareholders in the meeting shall or may be conducted by means of remote communication, announcement of such change may be made at any time by press release or any other means as may be permitted or required by applicable law.
∎
At all meetings of the Shareholders, every Record Owner entitled to vote on a matter to be voted on by such Shares shall be entitled to vote on such matter at such meeting either in person or by written proxy signed by the Record Owner or by his duly authorized attorney in fact. A Record Owner may duly authorize such attorney in fact through written or electronic communication.
∎
Subject to any guidelines and procedures that the Trustees or the officers of the Trust may adopt, any meeting at which Shareholders or proxyholders are permitted to participate by means of remote communication shall be conducted in accordance with the following, except to the extent otherwise permitted by the federal securities laws and the rules thereun-der applicable to the Trust, including any exemptive, interpretive or other relief (including no-action
relief) or guidance issued by the Commission or the Staff of the Commission:
– The Trust shall implement reasonable measures to verify that each person considered present and authorized to vote at the meeting by means of remote communication is a Shareholder or proxy-holder;
– The Trust shall implement reasonable measures to provide the Shareholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the Shareholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with the proceedings; and
– In the event any Shareholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of the vote or other action shall be maintained by the Trust.
∎
In advance of any meeting of Shareholders, the Trustees, or at any such meeting, the Trustees or the chair of the meeting, may appoint one or more persons to act as Inspectors of Election at the meeting or any adjournment thereof. Unless otherwise instructed by the Trustees, or by the chair of the meeting, the Inspectors of Election shall (a) determine (i) the number of Shares outstanding on the record date and entitled to vote and the number of such Shares represented at the meeting, (ii) the existence of a quorum, and (iii) the authenticity, validity and effect of proxies; (b) receive votes, ballots or consents; (c) hear and determine all challenges and questions in any way arising in connection with the right to vote; (d) count and tabulate all votes and consents and determine the results; and (e) take such other actions as may be proper to conduct the

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Senior Income Trust

election or vote, all in accordance with applicable law.
∎
Any Shareholder desiring to nominate any person or persons (as the case may be) for election as a Trustee or Trustees of the Trust shall deliver, as part of such Shareholder Notice each Proposed Nominee’s written representation that he or she meets all applicable legal requirements relevant to service as a Trustee, including, but not limited to, the rules adopted by the principal listing exchange (if any) upon which Shares are listed, Rule
10A-3
under the Exchange Act (or any successor provision thereto), Article
2-01
of Regulation
S-X
under the Exchange Act with respect to the Trust’s independent registered public accounting firm (or any successor provision thereto) and any other criteria established by the 1940 Act related to service as a trustee of a management investment company or the permitted composition of the board of trustees of a management investment company, together with information regarding such Proposed Nominee that will be sufficient, in the discretion of the Trustees, to examine such representation. For the avoidance of doubt, a Proposed Nominee is not required to qualify as an audit committee financial expert of the Trust, as defined in the applicable regulations.
∎
Each Proposed Nominee shall:
– Agree to comply with the policies and guidelines adopted by the Independent Trustees that govern their actions as Trustees of the Trust (the “Independent Trustee Policies”). Refusal by a Proposed Nominee to abide by such Independent Trustee Policies will render the nomination ineffective for failure to satisfy the requirements of these Bylaws.
– If requested by the Trustees, consent to and cooperate with a background screening conducted by a background screening company with experience in conducting background screenings of public company directors selected by the Trustees. Refusal by a Proposed Nominee to cooperate with such a background screening will render the nomination ineffective for failure to satisfy the requirements of these Bylaws.
– If requested by the Trustees, sit for an interview with one or more Trustees or their representatives, which interview may, in the discretion of the Trustees, be conducted by means of remote communication. Refusal by a Proposed Nominee to participate in such interview will render the nomination ineffective for failure to satisfy the requirements of these Bylaws.
∎
Notwithstanding the foregoing provisions of this Article and without limiting the generality of any other requirements herein, unless otherwise required by law, (1) if the Shareholder or a qualified representative of the Shareholder (“Shareholder Representative”) does not appear at the annual meeting of Shareholders of the Trust to present a nomination or pro-
posed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Trust and (2) a Shareholder shall be disqualified from bringing any business proposed to be brought before a meeting if any of the information in such Shareholder’s notice, or provided in connection therewith, is not correct and complete or if such Shareholder does not comply fully with the representations in such notice. If the annual meeting is held in person (even if a virtual option is also available), then the Shareholder or the Shareholder Representative must attend the meeting in person to present the nominations or the proposal. For purposes of this Article, “Shareholder Representative” must either be (i) a duly authorized officer, manager or partner of such Shareholder, and the Shareholder Representative must deliver an incumbency certificate evidencing such position to the acting secretary at the meeting, or (ii) authorized by a writing executed by such Shareholder to act as proxy for the Shareholder at the meeting, and the Shareholder Representative must deliver a copy of such writing to the acting secretary at the meeting.
∎
The Trustees may construe any of the provisions of the Bylaws insofar as the same may appear to be ambiguous or inconsistent with any other provision hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.
The Trust’s Declaration of Trust and Bylaws contain other provisions, including all requirements for the conduct of shareholder meetings, and are available in their entirety upon request to the Trust’s Secretary, c/o Invesco Advisers, Inc., 11 Greenway Plaza, Suite 1000 Houston, TX 77046.

7	Invesco Senior Income Trust

Dividend Reinvestment Plan
The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Invesco closed-end
Trust (the Trust). Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Trust, allowing you to potentially increase your investment over time. All shareholders in the Trust are automatically enrolled in the Plan when shares are purchased.

Plan benefits

∎	Add to your account:
You may increase your shares in your Trust easily and automatically with the Plan.
∎	Low transaction costs:

Shareholders who participate in the Plan may be able to buy shares at below-market prices when the Trust is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Trust, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all participants.

∎	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent), which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at
invesco.com/closed-end.

∎	Safekeeping:
The Agent will hold the shares it has acquired for you in safekeeping.

Who can participate in the Plan
If you own shares in your own name, your purchase will automatically enroll you in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll
If you haven’t participated in the Plan in the past or chose to opt out, you are still eligible to participate. Enroll by visiting
invesco.com/closed-end,
by calling toll-free 800 341 2929 or by notifying us in writing at Invesco
Closed-End
Funds, Computer-share Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. If you are writing to us, please include the Trust name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works
If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Trust is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Trust is trading above or below NAV, the price is determined by one of two ways:
1.	Premium: If the Trust is trading at a premium – a market price that is higher than its NAV – you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Trust trades at a premium, you may pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Trust is trading at a discount – a market price that is lower than its NAV –you’ll pay the market price for your reinvested shares.

Costs of the Plan
There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Trust. If the Trust is trading at or above its NAV, your new shares are issued directly by the Trust and there are no brokerage charges or fees. However, if the Trust is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all participants in blocks, resulting in lower fees for each individual participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications
The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.
Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under US federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan
You may withdraw from the Plan at any time by calling 800 341 2929, by visiting invesco.com/
closed-end
or by writing to Invesco
Closed-End
Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Trust name and account number. Also, ensure that all shareholders listed on the account sign these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:
1.
If you opt to continue to hold your
non-certificated
whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees, including per share fees such as any applicable brokerage commissions the Agent is required to pay.

2.
If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting $2.50 per account and a brokerage charge.

3.
You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Trust shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

The Trust and Computershare Trust Company, N.A. may amend or terminate the Plan at any time. Participants will receive at least 30 days written notice before the effective date of any amendment. In the case of termination, Participants will receive at least 30 days written notice before the record date for the payment of any such Distributions by the Trust. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.
 To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit
invesco.com/closed-end.

8	Invesco Senior Income Trust

Fund Information

Portfolio Composition *
By credit quality	% of total investments

BBB-	0.09%

BB+	0.61

BB	1.42

BB-	3.39

B+	8.67

B	20.23

B-	10.99

CCC+	3.46

CCC	2.96

CCC-	0.16

D	0.13

Non-Rated	41.30

Equity	6.59

*
Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-Rated”
indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top Five Debt Issuers*

		% of total net assets

1.	Keg Logistics LLC	5.07%

2.	CV Intermediate Holdco Corp. (Class Valuation)	3.72

3.	Lightning Finco Ltd. (LiveU)	3.62

4.	Esquire Deposition Solutions LLC	3.44

5.	Hasa Intermediate Holdings LLC	3.34
The Trust’s holdings are subject to change, and there is no assurance that the Trust will continue to hold any particular security.
*	Excluding money market fund holdings, if any.
Data presented here are as of February 28, 2026.

9	Invesco Senior Income Trust

Consolidated Schedule of Investments
February 28, 2026

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Variable Rate Senior Loan Interests–136.26% (b)(c)
Aerospace & Defense–2.61%
CACI International, Inc., Term Loan B (d)	-	02/25/2033	$1,520	$1,521,497

Element Materials Tech Group, Inc., Term Loan (3 mo. Term SOFR + 3.68%)	7.35%	07/06/2029	136	136,759

Fairbanks Morse Defense (Arcline FM Holding LLC), Term Loan B (d)	-	06/23/2030	287	287,806

FDH Group Acquisition, Inc.
Delayed Draw Term Loan (3 mo. Term SOFR + 4.75%) (e)(f)	8.42%	10/21/2031	523	525,271

Delayed Draw Term Loan (e)(f)(g)	0.00%	11/04/2031	836	839,399

Term Loan B (3 mo. Term SOFR + 4.75%) (e)(f)	8.42%	11/04/2031	3,603	3,617,474

Gogo Intermediate Holdings LLC, Term Loan (1 mo. Term SOFR + 3.75%)	7.54%	04/30/2028	738	613,630

NAC Aviation 8 Ltd. (Ireland), Revolver Loan (f)(g)	0.00%	12/31/2026	1,826	1,826,168

OneSky Flight LLC, Term Loan B (1 mo. Term SOFR + 2.75%) (f)	6.40%	02/04/2033	894	891,898

PennAero (Takeoff Buyer, Inc.)
Delayed Draw Term Loan (g)	0.00%	02/04/2033	72	71,983

Term Loan B (d)	-	02/04/2033	448	449,893

Rand Parent LLC, Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	03/17/2030	3,164	3,169,390

Titan Acquisition Holdings L.P.
Delayed Draw Term Loan	0.00%	03/24/2026	32	31,115

Delayed Draw Term Loan (g)	0.00%	03/24/2026	2	1,986

				13,984,269

Air Transport–0.56%
AAdvantage Loyality IP Ltd. (American Airlines, Inc.), Term Loan B (3 mo. Term SOFR+ 2.75%)	6.42%	05/07/2032	591	592,212

Stonepeak Nile Parent LLC, Term Loan B-1 (3 mo. Term SOFR + 2.25%)	5.92%	04/11/2032	2,421	2,420,300

				3,012,512

Automotive–6.92%
Autokiniton US Holdings, Inc., Term Loan B (1 mo. Term SOFR + 4.11%)	7.79%	04/06/2028	890	888,613

Highline Aftermarket Acquisition LLC, Term Loan B (3 mo. Term SOFR + 3.50%)	7.17%	02/15/2030	2,670	2,676,772

LS Group Opco Acquisition LLC (LS Group PropCo Acquisition LLC), Term Loan B-1 (3 mo. Term SOFR + 2.50%)	6.17%	04/23/2031	3,108	3,111,273

M&D Distributors
Delayed Draw Term Loan (3 mo. Term SOFR + 6.15%) (e)(f)	9.82%	08/31/2028	2,311	2,262,464

Revolver Loan (3 mo. Term SOFR + 6.15%) (e)(f)	9.82%	08/31/2028	856	838,205

Revolver Loan (e)(f)(g)	0.00%	08/31/2028	326	319,190

Term Loan (3 mo. Term SOFR + 6.15%) (e)(f)	9.82%	08/31/2028	6,542	6,405,140

Mavis Tire Express Services Topco Corp., Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	05/04/2028	4,741	4,736,865

Muth Mirror Systems LLC
Revolver Loan
(Acquired 04/23/2019-12/31/2025; Cost $1,535,517) (f)(h)	7.00%	03/31/2027	1,080	574,406

Revolver Loan (e)(f)(g)(h)	0.00%	03/31/2027	457	243,039

Term Loan (f)(h)(i)	7.00%	03/31/2027	17,667	9,399,054

OPENLANE, Inc., Term Loan B (3 mo. Term SOFR + 2.50%)	6.14%	10/01/2032	1,025	1,025,857

Paint Intermediate III LLC (Wesco Group), Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	10/09/2031	2,567	2,568,958

PowerStop LLC, Term Loan B (6 mo. Term SOFR + 4.85%)	8.48%	01/24/2029	1,164	979,240

Project Boost Purchaser LLC, Term Loan (3 mo. Term SOFR + 2.75%)	6.42%	07/16/2031	1,022	977,134

Wand NewCo 3, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	01/30/2031	80	79,368

				37,085,578

Beverage & Tobacco–0.82%
AI Aqua Merger Sub, Inc., Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	07/31/2028	3,972	3,959,235

City Brewing Co. LLC
First Lien Term Loan (3 mo. Term SOFR + 7.00%) (f)	10.67%	09/30/2030	1,364	204,670

Term Loan (3 mo. Term SOFR + 7.00%) (f)	10.67%	09/30/2030	449	201,967

Savor Acquisition, Inc. (Sauer Brands), Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	02/04/2032	43	43,609

				4,409,481

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Brokers, Dealers & Investment Houses–1.37%
Ascensus Group Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	11/24/2032	$1,348	$1,318,434

Envestnet, Inc. (BCPE Pequod Buyer, Inc), Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	11/25/2031	1,264	1,226,479

EP Wealth Advisors LLC, Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	10/06/2032	572	569,392

GC Ferry Acquisition I, Inc. (First Eagle Investment Management LLC)
Delayed Draw Term Loan (g)	0.00%	08/16/2032	382	374,629

Term Loan B (1 mo. Term SOFR + 3.50%)	7.17%	08/16/2032	2,240	2,194,255

Orion US Finco (OSTTRA)
Second Lien Term Loan B (3 mo. PRIME + 5.50%)	9.15%	10/10/2033	416	415,805

Term Loan B (3 mo. Term SOFR + 3.50%)	7.15%	10/08/2032	1,247	1,227,779

				7,326,773

Building & Development–3.92%
Brookfield Retail Holdings VII Sub 3 LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	7.17%	05/28/2030	2,792	2,802,573

Chariot Buyer LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	09/08/2032	2,830	2,823,988

Empire Today LLC
Term Loan (3 mo. Term SOFR + 5.26%)
(Acquired 11/18/2024-06/25/2025; Cost $3,495,775) (f)(h)	8.93%	08/03/2029	4,715	2,825,303

Term Loan A (3 mo. Term SOFR + 5.76%)
(Acquired 11/18/2024-06/25/2025; Cost $1,279,336) (f)(h)	9.43%	08/03/2029	1,404	1,342,128

Term Loan B (3 mo. Term SOFR + 5.76%)
(Acquired 11/18/2024-06/25/2025; Cost $1,362,214) (f)(h)	9.43%	08/03/2029	1,385	1,323,715

Gibraltar Industries, Term Loan B (1 mo. Term SOFR + 2.75%) (f)	8.00%	01/29/2033	731	732,928

Green Infrastructure Partners (Canada), Term Loan (3 mo. Term SOFR + 2.75%)	6.42%	09/17/2032	1,196	1,196,873

Gulfside Supply, Inc., Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	06/17/2031	817	757,070

Icebox Holdco III, Inc.
First Lien Term Loan (3 mo. Term SOFR + 3.25%)	6.92%	12/22/2031	769	772,340

Second Lien Term Loan (3 mo. Term SOFR + 6.50%)	10.17%	12/22/2032	593	598,039

Interior Logic Group, Inc. (Signal Parent), Term Loan B (3 mo. Term SOFR + 3.60%)
(Acquired 09/11/2023-10/17/2023; Cost $1,925,859) (h)	7.27%	04/01/2028	2,112	1,554,948

IPS Corp./CP Iris Holdco
Delayed Draw Term Loan (g)	0.00%	10/27/2032	231	230,742

Term Loan B (1 mo. Term SOFR + 4.00%)	7.67%	10/18/2032	2,504	2,496,207

Oldcastle BuildingEnvelope, Inc., Term Loan B (3 mo. Term SOFR + 4.25%)	7.92%	04/29/2029	2,257	1,518,016

				20,974,870

Business Equipment & Services–22.50%
Allied Universal Holdco LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	08/20/2032	3,775	3,780,884

Cloud Software Group, Inc.
Term Loan B (3 mo. Term SOFR + 3.25%)	6.92%	08/09/2032	698	649,332

Term Loan B-2 (3 mo. Term SOFR + 3.25%)	6.92%	03/21/2031	1,695	1,579,744

Constant Contact, Inc.
Second Lien Term Loan (3 mo. Term SOFR + 7.76%)	11.43%	02/12/2029	1,012	837,499

Term Loan (3 mo. Term SOFR + 4.26%)	7.93%	02/10/2028	4,605	4,013,555

CV Intermediate Holdco Corp. (Class Valuation)
Delayed Draw Term Loan (3 mo. Term SOFR + 5.65%) (e)(f)	9.32%	03/31/2026	11,187	11,175,650

First Lien Term Loan (3 mo. Term SOFR + 5.65%) (e)(f)	9.32%	09/30/2027	7,556	7,548,817

Revolver Loan (3 mo. Term SOFR + 5.65%) (e)(f)	9.34%	03/31/2026	471	470,456

Revolver Loan (e)(f)(g)	0.00%	03/31/2026	706	705,684

D&H United Fueling Solutions
Delayed Draw Term Loan B (3 mo. Term SOFR + 5.15%) (e)(f)	8.92%	09/15/2028	1,392	1,342,850

Incremental Delayed Draw Term Loan (e)(f)(g)	0.00%	09/15/2028	411	396,300

Incremental Term Loan (3 mo. Term SOFR + 5.15%) (e)(f)	8.82%	09/15/2028	3,070	2,962,168

Revolver Loan (3 mo. Term SOFR + 5.15%) (e)(f)	10.75%	09/15/2028	201	193,874

Revolver Loan (e)(f)(g)	0.00%	09/15/2028	4	4,276

Esquire Deposition Solutions LLC
Delayed Draw Term Loan (3 mo. Term SOFR + 5.25%) (e)(f)	8.92%	12/30/2027	2,497	2,486,475

Incremental Delayed Draw Term Loan (3 mo. Term SOFR + 5.25%) (e)(f)	8.92%	12/30/2027	3,485	3,471,232

Revolver Loan (e)(f)(g)	0.00%	12/30/2027	1,279	1,274,026

Term Loan (3 mo. Term SOFR + 5.25%) (e)(f)	8.92%	12/30/2027	11,190	11,145,536

Garda World Security Corp. (Canada), Term Loan (3 mo. Term SOFR + 2.75%)	6.42%	02/01/2029	4,409	4,407,533

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Business Equipment & Services–(continued)
GI Revelation Acquisition LLC, Term Loan B-4 (1 mo. Term SOFR + 3.75%)	7.42%	05/12/2028		$1,790	$1,430,718

Heron BidCo, LLC (Heidrick & Struggles International Inc), Term Loan B (3 mo. Term SOFR + 4.00%)	7.74%	12/10/2032		1,856	1,854,889

Lamark Media Group LLC
Delayed Draw Term Loan (3 mo. Term SOFR + 5.00%) (e)(f)	8.67%	10/14/2027		1,581	1,581,061

Revolver Loan (f)(g)	0.00%	10/14/2027		217	217,328

Revolver Loan (3 mo. Term SOFR + 5.00%) (e)(f)	8.66%	10/14/2027		869	869,312

Term Loan (3 mo. Term SOFR + 5.00%) (e)(f)	8.67%	10/14/2027		7,302	7,302,219

Term Loan (3 mo. Term SOFR + 5.00%) (e)(f)	8.67%	10/14/2027		2,381	2,381,053

Learning Care Group (US) No. 2, Inc., Term Loan B (3 mo. Term SOFR + 4.00%)	7.67%	08/11/2028		1,571	1,246,783

Monitronics International, Inc., DIP Term Loan A (3 mo. Term SOFR + 7.76%) (Acquired 06/30/2023-02/16/2024; Cost $6,682,194) (f)(h)	11.43%	06/30/2028		6,676	6,672,208

NAS LLC (d.b.a. Nationwide Marketing Group)
Revolver Loan	0.00%	05/15/2026		560	560,280

Revolver Loan (f)(g)	0.00%	05/15/2026		302	301,689

Term Loan	0.00%	05/15/2026		8,045	8,044,444

Term Loan	0.00%	05/15/2026		3,267	3,267,203

Term Loan	0.00%	05/15/2026		1,528	1,528,222

Netrix LLC
Revolver Loan (f)(g)	0.00%	10/31/2031		735	727,380

Term Loan (1 mo. Term SOFR + 5.50%) (f)	9.17%	10/31/2031		4,265	4,222,620

OCM System One Buyer CTB LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	7.17%	03/02/2028		999	999,313

Orchid Merger Sub II LLC, Term Loan (1 mo. Term SOFR + 4.85%) (Acquired 11/12/2021-01/05/2022; Cost $2,487,095) (h)	8.52%	07/27/2027		2,535	1,225,339

Prometric Holdings, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	7.42%	06/25/2032		1,623	1,623,381

Ryan LLC (Ryan Tax), Term Loan (1 mo. Term SOFR + 3.50%)	7.17%	11/05/2032		3,860	3,741,286

Socotec (Holding SAS) (France), Term Loan (1 mo. Term SOFR + 2.75%)	6.42%	06/02/2031		462	463,204

Spin Holdco, Inc.
Term Loan (3 mo. Term SOFR + 4.26%)	7.93%	09/04/2030		9,736	7,634,315

Term Loan B (3 mo. Term SOFR + 5.43%)	9.10%	09/28/2030		2,649	2,715,563

team.blue Finco S.a.r.l. (Netherlands), Term Loan (3 mo. Term SOFR + 3.25%) (f)	6.92%	07/12/2032		334	289,096

Thermostat Purchaser III, Inc., Term Loan B (3 mo. Term SOFR + 4.25%)	7.92%	08/31/2028		515	508,773

UnitedLex Corp., Term Loan (f)(j)	0.00%	03/20/2027		849	636,960

					120,490,530

Cable & Satellite Television–5.14%
Altice Financing S.A. (Altice-Int’l) (Luxembourg)
Incremental Term Loan (3 mo. EURIBOR + 5.00%)	7.02%	10/31/2027	EUR	471	415,855

Term Loan (3 mo. Term SOFR + 5.00%)	8.67%	10/31/2027		249	184,934

Term Loan B (3 mo. EURIBOR + 5.00%)	7.02%	10/31/2027	EUR	1,072	946,462

Atlantic Broadband Finance LLC (Cogeco), Term Loan B-1 (1 mo. Term SOFR + 3.20%)	6.92%	09/18/2030		1,099	1,024,834

Lightning Finco Ltd. (LiveU) (United Kingdom)
Term Loan B-1 (6 mo. Term SOFR + 5.93%) (e)(f)	9.83%	08/31/2028		17,301	17,300,530

Term Loan B-2 (6 mo. EURIBOR + 5.50%) (e)(f)	7.62%	08/31/2028	EUR	1,776	2,097,922

SFR-Numericable (YPSO, Altice France) (France)
Term Loan B-11 (3 mo. Term SOFR + 4.13%)	7.80%	04/30/2028		126	125,978

Term Loan B-12 (3 mo. Term SOFR + 5.06%)	8.74%	10/30/2028		991	989,140

Term Loan B-13 (3 mo. Term SOFR + 5.38%)	9.05%	05/14/2029		1,359	1,356,526

Term Loan B-14 (3 mo. EURIBOR + 6.88%)	8.89%	05/31/2031	EUR	758	904,361

Virgin Media 02 - LG (United Kingdom), Term Loan Y (6 mo. Term SOFR + 3.28%)	7.05%	03/31/2031		2,327	2,180,951

					27,527,493

Chemicals & Plastics–13.60%
A-Gas Finco, Inc., Term Loan (3 mo. Term SOFR + 5.25%)	8.92%	12/14/2029		2,362	2,122,987

Ascend Performance Materials Operations LLC, Term Loan (Acquired 12/19/2025-12/31/2025; Cost $1,483,615) (f)(h)	8.00%	12/22/2026		1,627	2,399,760

Caldic (Pearls BidCo) (Netherlands), Term Loan B (3 mo. Term SOFR + 3.25%)	6.92%	02/26/2029		2,409	2,018,890

Derby Buyer LLC (Delrin), Term Loan B (1 mo. Term SOFR + 3.00%)	6.66%	11/01/2030		2,278	2,283,477

Discovery Purchaser Corp. (BES), Second Lien Term Loan (3 mo. Term SOFR + 7.00%)	10.65%	10/04/2030		967	921,523

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Chemicals & Plastics–(continued)
Eastman Tire Additives (River Buyer, Inc.)
First Lien Term Loan (1 mo. Term SOFR + 6.25%) (k)	9.91%	05/28/2026	$1,727	$1,062,669

First Lien Term Loan (3 mo. Term SOFR + 5.51%)	9.17%	08/01/2029	2,125	202,908

Fortis 333, Inc. (Ineos Composites), Term Loan B (3 mo. Term SOFR + 3.50%)	7.17%	03/27/2032	347	345,933

Gougeon Holdings Co., Inc.
Delayed Draw Term Loan (3 mo. Term SOFR + 4.75%) (e)(f)	8.42%	05/30/2031	1,084	1,085,145

Incremental Term Loan (3 mo. Term SOFR + 4.75%) (f)	8.42%	05/30/2031	932	933,225

Incremental Term Loan (f)(g)	0.00%	05/30/2031	1,236	1,237,066

Revolver Loan (3 mo. PRIME + 3.75%) (e)(f)	10.50%	05/30/2031	43	43,363

Revolver Loan (e)(f)(g)	0.00%	05/30/2031	499	498,668

Term Loan A (3 mo. Term SOFR + 4.75%) (e)(f)	8.42%	05/30/2031	2,697	2,699,299

Hasa Intermediate Holdings LLC
Delayed Draw Term Loan (3 mo. Term SOFR + 4.50%) (e)(f)	8.17%	01/10/2029	115	114,916

Incremental Delayed Draw Term Loan (f)(g)	0.00%	01/10/2029	108	108,131

Incremental Delayed Draw Term Loan (e)(f)(g)	0.00%	01/10/2029	1,389	1,389,409

Incremental Term Loan (3 mo. Term SOFR + 4.50%) (f)	8.16%	01/10/2029	1,086	1,086,246

Revolver Loan (e)(f)(g)	0.00%	01/10/2029	710	709,854

Revolver Loan (3 mo. Term SOFR + 4.50%) (e)(f)	8.24%	01/10/2029	1,262	1,261,961

Term Loan (3 mo. Term SOFR + 4.50%) (e)(f)	8.16%	01/10/2029	13,225	13,224,571

Hexion International Holdings B.V., Term Loan B (d)	-	03/15/2029	1,285	1,263,727

Ineos Quattro (STYRO), Term Loan B (d)	-	04/02/2029	579	473,913

Ineos US Finance LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	02/07/2031	2,911	2,488,491

MicroCare Holdings LLC
Delayed Draw Term Loan (e)(f)(g)	0.00%	08/08/2031	1,225	1,220,588

Revolver Loan (e)(f)(g)	0.00%	08/08/2031	1,225	1,220,588

Term Loan (3 mo. Term SOFR + 5.00%) (e)(f)	8.64%	08/08/2031	7,530	7,500,027

Nouryon Finance B.V., Term Loan B-1 (6 mo. Term SOFR + 3.25%)	7.04%	04/03/2028	85	85,048

Oxea Corp. (OQ Chemicals), Term Loan B-2 (3 mo. Term SOFR + 4.35%)	8.00%	04/07/2031	6,012	4,427,974

Proampac PG Borrower LLC, Term Loan (3 mo. Term SOFR + 4.00%)	7.67%	09/15/2028	3,322	3,284,603

USALCO LLC
Delayed Draw Term Loan (g)	0.00%	09/30/2031	167	167,732

Term Loan (1 mo. Term SOFR + 3.50%)	7.17%	09/30/2031	1,608	1,611,749

V Global Holdings LLC
Revolver Loan (1 mo. Term SOFR + 5.85%) (e)(f)	9.52%	01/02/2029	583	543,799

Revolver Loan (e)(f)(g)	0.00%	01/02/2029	1,010	941,575

Term Loan (3 mo. Term SOFR + 2.70%) (e)(f)	9.55%	01/02/2029	12,744	11,877,176

				72,856,991

Clothing & Textiles–0.49%
Varsity Brands Holding Co., Inc., Term Loan (3 mo. Term SOFR + 3.00%)	6.67%	08/26/2031	2,634	2,630,736

Conglomerates–0.28%
CoorsTek, Inc., Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	10/28/2032	1,499	1,508,321

Containers & Glass Products–10.17%
Berlin Packaging LLC, Term Loan (3 mo. Term SOFR + 3.25%)	6.92%	06/07/2031	3,684	3,671,253

BradyPLUS Holdings LLC, Term Loan B (3 mo. Term SOFR + 3.50%)	7.17%	12/13/2032	2,681	2,664,746

Flex Acquisition Co., Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	04/30/2032	2,618	2,595,534

Graham Packaging Co., Inc., Term Loan (1 mo. Term SOFR + 2.25%)	5.92%	01/14/2033	1,733	1,732,396

Iris Holding, Inc. (Intertape), First Lien Term Loan (3 mo. Term SOFR + 4.85%)	8.52%	06/28/2028	2,198	2,151,466

Keg Logistics LLC
Revolver Loan (3 mo. Term SOFR + 6.90%) (e)(f)	10.58%	11/23/2027	1,663	1,662,667

Term Loan (3 mo. Term SOFR + 6.40%) (e)(f)	7.90%	11/23/2027	25,494	25,494,251

Libbey Glass LLC, Term Loan B (3 mo. Term SOFR + 6.65%) (f)	10.32%	11/22/2027	5,228	5,051,350

Mold-Rite Plastics LLC (Valcour Packaging LLC)
Term Loan A-1 (1 mo. Term SOFR + 5.25%)	8.92%	10/04/2028	1,551	1,551,427

Term Loan A-2 (1 mo. Term SOFR + 3.86%)	5.28%	10/04/2028	2,522	1,912,512

Plastipak Packaging, Inc., Term Loan (1 mo. Term SOFR + 2.50%)	6.17%	09/24/2032	1,831	1,831,503

Pregis Corp., Term Loan B (1 mo. Term SOFR + 4.00%)	7.67%	02/01/2029	1,694	1,700,126

Refresco (Pegasus Bidco B.V.) (Netherlands), Term Loan B (3 mo. Term SOFR + 2.75%)	6.40%	07/12/2029	821	822,474

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Containers & Glass Products–(continued)
Ring Container Technologies Group LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	09/10/2032		$503	$503,677

TricorBraun, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	03/03/2031		1,195	1,147,269

					54,492,651

Cosmetics & Toiletries–1.11%
Bausch and Lomb, Inc., Term Loan B (1 mo. Term SOFR + 3.75%)	7.42%	01/30/2031		4,063	4,071,910

KDC/ONE Development Corp., Inc. (Canada), Term Loan (1 mo. Term SOFR + 3.50%)	7.17%	08/15/2028		587	583,191

Reckitt Essential Home (Lavender B.V./US Holdco), Term Loan (3 mo. Term SOFR + 3.25%)	6.93%	12/30/2032		930	931,053

Rodenstock (Germany), Term Loan B (3 mo. EURIBOR + 4.75%)	6.78%	06/29/2028	EUR	350	379,338

					5,965,492

Drugs–0.13%
Alkermes, Inc., Term Loan (1 mo. Term SOFR + 2.75%)	6.42%	08/12/2031		719	718,676

Ecological Services & Equipment–1.58%
Anticimex Global AB (Sweden), Term Loan (3 mo. Term SOFR + 2.90%)	6.56%	11/17/2031		1,149	1,152,109

Arden University (BidCo Ltd.) (United Kingdom), Term Loan (3 mo. EURIBOR + 4.75%)	6.76%	10/13/2032	EUR	467	535,132

Deep Blue Midland Basin LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	10/01/2032		1,214	1,221,377

EnergySolutions LLC, Term Loan (1 mo. Term SOFR + 3.25%)	6.92%	09/20/2030		2,506	2,523,639

Groundworks LLC, Term Loan (3 mo. Term SOFR + 3.50%)	6.67%	03/14/2031		2,547	2,550,444

MIP V Waste LLC (GreenWaste), Term Loan B (3 mo. Term SOFR + 2.75%) (f)	6.42%	08/13/2032		199	199,172

Tidal Waste & Recycling Holdings LLC (Coastal Waste & Recyling), Term Loan (3 mo. Term SOFR + 2.75%)	6.42%	10/24/2031		282	283,438

					8,465,311

Electronics & Electrical–7.74%
Delta Topco, Inc. (Infoblox, Inc.), Term Loan B (3 mo. Term SOFR + 2.75%)	6.44%	11/30/2029		786	736,656

Duck Creek Technologies, Inc. (Disco Parent, Inc.), Term Loan (3 mo. Term SOFR + 3.00%)	6.67%	08/15/2032		686	670,495

Exclusive Group (France)
Term Loan B-1 (3 mo. Term SOFR + 4.50%) (f)	8.15%	12/14/2031		1,038	983,064

Term Loan B-2 (3 mo. Term SOFR + 4.50%) (f)	8.15%	12/05/2031		517	489,691

Gryphon Debt Merger Sub, Inc. (aka Altera) (United Kingdom), Term Loan B (6 mo. Term SOFR + 3.00%)	6.88%	09/10/2032		2,231	2,234,996

Idemia Group S.A.S. (Oberthur Tech/Morpho/OBETEC), Term Loan B-5 (3 mo. Term SOFR + 4.25%)	7.92%	09/30/2028		1,196	1,175,780

Infinite Electronics
First Lien Incremental Term Loan (3 mo. Term SOFR + 6.25%) (f)	9.91%	03/02/2028		911	906,030

First Lien Term Loan (3 mo. Term SOFR + 4.01%)	7.68%	03/02/2028		1,205	1,167,834

Second Lien Term Loan (3 mo. Term SOFR + 7.26%)	10.93%	03/02/2029		441	414,180

Instructure Holdings, Inc., Term Loan (3 mo. Term SOFR + 2.75%)	6.44%	11/13/2031		787	747,070

ION Platform Finance US, Inc., Term Loan (3 mo. Term SOFR + 3.75%)	7.42%	09/30/2032		3,709	3,067,020

KnowBe4 (aka Oranje MidCo. LLC), Term Loan B (3 mo. Term SOFR + 3.75%)	7.42%	07/26/2032		1,592	1,381,398

Learning Pool (Brook Bidco Ltd.) (United Kingdom)
Term Loan (6 mo. Term SOFR + 7.00%) (f)	10.77%	08/17/2028		1,096	1,064,421

Term Loan B (6 mo. GBP SONIA + 6.78%) (f)	10.49%	07/10/2028	GBP	821	1,073,717

Mavenir Systems, Inc., Second Lien Term Loan (f)	12.00%	07/26/2030		291	211,258

McAfee Enterprise, Term Loan (3 mo. Term SOFR + 6.25%)	9.92%	07/27/2028		2,154	2,139,344

McAfee LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	03/01/2029		484	424,109

Modena Buyer LLC (End User Computing), Term Loan (3 mo. Term SOFR + 4.25%)	7.92%	07/01/2031		2,162	1,914,139

Native Instruments (Music Creation Group GmbH/APTUS) (Germany), Term Loan B (3 mo.

EURIBOR + 7.00%)
(Acquired 01/14/2022-06/10/2025; Cost $1,807,660) (f)(h)	9.07%	03/03/2028	EUR	1,595	472,965

Proofpoint, Inc., Term Loan (3 mo. Term SOFR + 3.00%)	6.67%	08/31/2028		3,345	3,211,755

Quest Software US Holdings, Inc.
First Lien Term Loan (3 mo. Term SOFR + 4.40%)	8.07%	02/01/2029		4,252	2,895,725

First Lien Term Loan (3 mo. Term SOFR + 6.00%)	9.67%	02/01/2029		2,638	2,632,961

RANGE RED OPER, Inc., Second Lien Term Loan (d)(f)	-	10/01/2029		1	0

Renaissance Holding Corp., Term Loan (3 mo. Term SOFR + 4.00%)	7.67%	04/05/2030		3,657	2,772,260

SonicWall U.S. Holdings, Inc., First Lien Term Loan (3 mo. Term SOFR + 5.00%)
(Acquired 08/16/2023-12/13/2023; Cost $2,551,609) (h)	8.67%	05/18/2028		2,591	847,655

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Electronics & Electrical–(continued)
STG-Fairway Acquisitions, Inc., First Lien Term Loan B-3 (1 mo. Term SOFR + 2.75%)	6.42%	10/31/2031		$2,090	$2,007,141

Storable, Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	04/17/2031		869	834,169

Ultimate Software Group, Inc., First Lien Term Loan (3 mo. Term SOFR + 2.50%)	6.17%	02/10/2031		477	453,275

Utimaco (SGT Ultimate BidCo GmbH) (Germany)
Term Loan B-1 (6 mo. EURIBOR + 5.50%) (f)	7.62%	05/31/2029	EUR	2,576	3,043,772

Term Loan B-2 (6 mo. Term SOFR + 5.93%) (f)	9.84%	05/31/2029		1,454	1,454,228

					41,427,108

Financial Intermediaries–3.38%
AnaCap (AFE S.A. SICAV-RAIF) (Italy)
Delayed Draw Term Loan (f)(g)	0.00%	10/01/2032	EUR	231	272,390

Term Loan (1 mo. EURIBOR + 1.50%) (f)	10.50%	01/01/2030	EUR	175	207,231

Term Loan (3 mo. EURIBOR + 4.00%) (f)	6.02%	01/15/2030	EUR	1,714	1,900,287

Term Loan (1 yr. EURIBOR + 0.02%) (f)	0.02%	10/31/2031	EUR	1,403	0

AssetMark Financial Holdings, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.16%	09/05/2031		703	691,421

Broadstreet Partners, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	06/13/2031		2,974	2,855,301

Citrin Cooperman Advisors LLC
Delayed Draw Term Loan (g)	0.00%	04/01/2032		420	407,567

Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	03/31/2032		1,785	1,714,029

Eisner Advisory Group LLC
Delayed Draw Term Loan (1 mo. Term SOFR + 4.00%) (f)(g)	0.00%	02/28/2031		712	710,374

Incremental Term Loan (1 mo. Term SOFR + 4.00%)	7.67%	02/28/2031		2,983	2,903,518

Grant Thornton Advisors LLC, Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	06/02/2031		3,795	3,537,845

Hightower Holding LLC, Term Loan B (3 mo. Term SOFR + 2.75%)	6.41%	02/03/2032		349	344,539

NFP Wealth (Chicago US MidCo III)
Delayed Draw Term Loan (g)	0.00%	11/01/2032		133	131,953

Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	11/01/2032		898	888,482

Tegra118 Wealth Solutions, Inc., Term Loan (3 mo. Term SOFR + 4.00%)	7.67%	01/14/2033		1,592	1,555,694

					18,120,631

Food & Drug Retailers–0.06%
Prosol (Helia Bidco/ZF Invest/ZF Bidco) (France), Term Loan B	-	07/12/2033	EUR	253	300,157

Food Products–5.97%
80-20 (Spain), Delayed Draw Term Loan (f)(g)	0.00%	11/30/2032	EUR	857	853,204

Arnott’s (Snacking Investments US LLC), Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	10/08/2032		1,494	1,495,823

BrightPet (AMCP Pet Holdings, Inc.)
Incremental Term Loan B (3 mo. Term SOFR + 7.15%) (e)(f)	7.82%	10/05/2026		3,879	3,184,587

Revolver Loan (3 mo. Term SOFR + 7.15%) (e)(f)	10.82%	10/05/2026		1,438	1,180,637

Term Loan (3 mo. Term SOFR + 7.15%) (e)(f)	7.82%	10/05/2026		3,816	3,133,076

Cerelia (France), Term Loan B	-	06/24/2032	EUR	250	295,400

CHG PPC Parent LLC, Term Loan B (1 mo. Term SOFR + 3.11%)	6.79%	12/08/2028		417	418,235

Flora Foods (Netherlands), Term Loan (3 mo. Term SOFR + 4.25%)	7.90%	10/31/2030		4,279	4,189,987

Florida Food Products LLC
First Lien Term Loan (3 mo. Term SOFR + 5.50%)	9.15%	10/15/2030		1,188	1,176,814

First Lien Term Loan B (3 mo. Term SOFR + 5.50%)	9.15%	10/15/2030		880	871,987

Second Lien Term Loan (3 mo. Term SOFR + 5.00%)	8.65%	10/15/2030		19	14,323

Second Lien Term Loan A (3 mo. Term SOFR + 5.11%)	8.76%	10/15/2030		4,652	3,414,584

Second Lien Term Loan B (3 mo. Term SOFR + 5.00%)	8.65%	10/15/2030		666	488,761

Second Lien Term Loan C (3 mo. Term SOFR + 5.11%)	8.76%	10/15/2030		179	131,634

Term Loan C (3 mo. Term SOFR + 5.50%)	9.15%	10/15/2030		126	124,816

Third Lien Term Loan (3 mo. Term SOFR + 8.11%)	11.76%	04/15/2031		954	334,020

Froneri International PLC (United Kingdom), Term Loan (6 mo. Term SOFR + 2.25%)	5.88%	09/30/2032		2,067	2,022,870

Solina Group Services (Powder Bidco) (France), Term Loan B (3 mo. Term SOFR + 3.25%)	6.98%	03/07/2029		1,015	1,022,381

TreeHouse Foods, Inc., Term Loan B (d)	-	02/03/2033		1,552	1,533,564

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Food Products–(continued)
Western Smokehouse Partners
Delayed Draw Term Loan (e)(f)(g)	0.00%	03/31/2029		$208	$205,930

Delayed Draw Term Loan (f)(g)	0.00%	03/31/2029		457	452,172

Delayed Draw Term Loan (1 mo. Term SOFR + 5.50%) (e)(f)	9.17%	03/31/2030		201	198,959

Revolver Loan (e)(f)(g)	0.00%	03/31/2030		324	320,491

Term Loan (1 mo. Term SOFR + 5.50%) (f)	11.50%	03/31/2029		1,372	1,356,516

Term Loan B (1 mo. Term SOFR + 5.50%) (e)(f)	9.17%	03/31/2029		3,575	3,535,258

					31,956,029

Food Service–1.00%
Gategroup (Switzerland), Term Loan (3 mo. Term SOFR + 3.50%)	7.20%	06/10/2032			977980,706

IRB Holding Corp., Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	12/15/2030			1,1381,135,640

Selecta Group B.V. (Netherlands)
Revolver Loan (f)(g)	0.00%	08/01/2030	EUR		765880,660

Revolver Loan (6 mo. EURIBOR + 5.50%) (f)	7.66%	08/01/2030	EUR		2,0472,354,726

					5,351,732

Forest Products–1.10%
NewLife Forest Restoration LLC, Term Loan

(Acquired 01/29/2024-02/27/2026; Cost $1,643,156) (d)(f)(h)	-	04/10/2029		1,546	1,545,444

Proampac PG Borrower LLC, Term Loan (d)(f)	-	09/15/2028		4,395	4,345,940

					5,891,384

Health Care–13.50%
Affinity Dental Management, Inc.
Delayed Draw Term Loan (3 mo. Term SOFR + 6.25%) (e)(f)	9.92%	08/04/2028		1,036	972,386

Revolver Loan (3 mo. Term SOFR + 6.25%) (e)(f)	9.92%	08/04/2028		1,622	1,522,624

Term Loan (3 mo. Term SOFR + 6.25%) (e)(f)	9.92%	08/04/2028		10,511	9,870,030

Ascend Learning LLC, Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	12/10/2028		1,464	1,397,515

BioMarin Pharmaceutical, Inc., Term Loan (d)	-	01/28/2033		719	719,528

Boots Group Finco L.P. (United Kingdom), Term Loan B (3 mo. Term SOFR + 3.25%)	6.96%	08/30/2032		1,210	1,213,607

Capitol Imaging Services LLC
Delayed Draw Term Loan (e)(f)(g)	0.00%	01/03/2030		151	150,082

Delayed Draw Term Loan (3 mo. Term SOFR + 5.00%) (e)(f)	8.67%	01/03/2030		450	447,995

Revolver Loan (e)(f)(g)	0.00%	01/03/2030		96	95,507

Revolver Loan (3 mo. Term SOFR + 5.00%) (e)(f)	8.67%	01/03/2030		110	109,151

Term Loan B (3 mo. Term SOFR + 5.00%) (e)(f)	8.65%	12/31/2029		3,160	3,147,224

Cerba (Chrome Bidco) (France)
Incremental Term Loan C (6 mo. EURIBOR + 3.95%)	6.09%	02/16/2029	EUR	1,472	1,302,188

Term Loan B (6 mo. EURIBOR + 3.70%)	5.84%	06/30/2028	EUR	4,056	3,578,244

Certara Holdco, Inc., Term Loan B (1 mo. Term SOFR + 2.75%) (f)	6.42%	06/26/2031		148	148,805

Global Medical Response, Inc., Term Loan B (3 mo. Term SOFR + 3.50%)	7.17%	10/01/2032		3,624	3,629,308

Hologic, Inc., Term Loan B (d)	-	01/14/2033		2,570	2,542,458

ImageFirst, Term Loan B (3 mo. Term SOFR + 3.00%)	8.75%	03/15/2032		688	686,013

MedAssets Software Intermediate Holdings, Inc. (nThrive TSG)
First Lien Term Loan (3 mo. Term SOFR + 5.25%)	8.94%	12/17/2028		314	271,273

Term Loan (3 mo. Term SOFR + 4.00%)	7.69%	12/17/2028		1,245	1,051,406

Term Loan (1 mo. Term SOFR + 4.11%)	7.79%	12/17/2028		1,381	650,786

Term Loan (1 mo. Term SOFR + 6.86%)	10.54%	12/17/2029		105	47,580

MJH Healthcare Holdings LLC, Term Loan (1 mo. Term SOFR + 2.75%)	6.42%	01/29/2029		43	39,629

Opella (France), Term Loan (3 mo. Term SOFR + 3.00%)	6.69%	04/28/2032		3,228	3,228,042

PAREXEL International Corp., Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	12/09/2031		1,017	1,006,878

Pathway Vet Alliance LLC, First Lien Term Loan (3 mo. Term SOFR + 5.00%)	8.67%	06/30/2028		1,383	1,384,504

Precision Medicine Group LLC, Term Loan B (3 mo. Term SOFR + 3.50%)	7.17%	08/13/2032		1,712	1,713,669

Prime Time Healthcare, Incremental Term Loan (3 mo. Term SOFR + 6.35%) (e)(f)	10.02%	09/19/2028		4,057	3,894,396

Quidel Ortho Corp., Term Loan B (1 mo. Term SOFR + 4.00%)	7.67%	08/13/2032		1,615	1,616,720

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Health Care–(continued)
SDB Holdco LLC (Specialty Dental Brands)
Delayed Draw Term Loan (1 mo. Term SOFR + 7.11%) (e)(f)	1.25%	03/18/2027		$2,101	$2,198,134

Delayed Draw Term Loan (e)(f)(g)	0.00%	03/18/2027		53	55,689

Term Loan A (1 mo. Term SOFR + 7.11%) (e)(f)	10.77%	03/18/2027		18,533	13,529,097

Sharp Services LLC, Term Loan B (3 mo. Term SOFR + 3.00%)	6.67%	09/15/2032		333	334,551

Southern Veterinary Partners LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.18%	12/04/2031		2,914	2,911,322

Summit Behavioral Healthcare LLC
First Lien Term Loan (3 mo. Term SOFR + 4.51%)	8.18%	12/31/2029		1,225	1,045,324

Term Loan (3 mo. Term SOFR + 6.01%)	9.68%	12/31/2029		76	78,545

TEAM Services Group LLC
Term Loan B (3 mo. Term SOFR + 5.25%)	8.92%	12/20/2027		1,868	1,869,148

Term Loan B (3 mo. Term SOFR + 5.26%)	8.93%	12/20/2027		602	602,111

TTF Holdings LLC (Soliant), Term Loan B (6 mo. Term SOFR + 3.75%)	7.38%	07/18/2031		2,065	1,528,338

US Fertility Enterprises LLC
Delayed Draw Term Loan (g)	0.00%	12/30/2032		222	223,015

Term Loan B (3 mo. Term SOFR + 3.50%)	7.17%	12/10/2032		1,466	1,471,897

					72,284,719

Home Furnishings–2.73%
A-1 Garage Door Services
Delayed Draw Term Loan (1 mo. Term SOFR + 4.50%) (e)(f)	8.17%	12/22/2028		2,331	2,331,416

Revolver Loan (e)(f)(g)	0.00%	12/22/2028		1,119	1,118,451

Term Loan A (1 mo. Term SOFR + 4.50%) (e)(f)	8.17%	12/22/2028		6,672	6,672,117

Hunter Douglas Holding B.V. (Netherlands), Term Loan B-1 (3 mo. Term SOFR + 3.00%)	6.67%	01/17/2032		929	930,552

Kidde Global Solutions, Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	12/02/2031		983	984,155

Serta Simmons Bedding LLC
First Lien Term Loan (3 mo. Term SOFR + 7.61%) (f)	11.28%	06/29/2028		178	178,173

Term Loan (3 mo. Term SOFR + 7.61%)	11.29%	06/29/2028		2,525	2,378,073

					14,592,937

Industrial Equipment–7.43%
80-20
Revolver Loan (f)(g)	0.00%	12/12/2031		572	565,945

Term Loan A (3 mo. Term SOFR + 4.50%) (f)	8.23%	12/12/2031		3,073	3,041,952

Associated Spring
Delayed Draw Term Loan (1 mo. Term SOFR + 4.85%) (e)(f)	8.52%	04/04/2030		3,414	3,448,339

Incremental Delayed Draw Term Loan (e)(f)(g)	0.00%	04/04/2030		926	935,786

Incremental Delayed Draw Term Loan (1 mo. Term SOFR + 4.85%) (e)(f)	8.52%	04/04/2030		149	150,434

Incremental Term Loan (1 mo. Term SOFR + 4.85%) (e)(f)	8.52%	04/04/2030		1,386	1,400,415

Revolver Loan (e)(f)(g)	0.00%	04/04/2030		1,209	1,209,413

Term Loan (1 mo. Term SOFR + 4.85%) (e)(f)	8.52%	04/04/2030		5,881	5,939,503

Cleanova US Holdings LLC, Term Loan B (3 mo. Term SOFR + 4.75%) (f)	8.48%	06/14/2032		1,180	1,182,749

Columbus Mckinnon Corp., Term Loan B (1 mo. Term SOFR + 3.50%)	7.16%	01/31/2033		1,156	1,154,048

CompoSecure Holdings L.L.C., Term Loan B (1 mo. Term SOFR + 2.25%)	5.91%	01/07/2033		379	378,156

Cooper Machinery/Astro Acquisition, Term Loan (6 mo. Term SOFR + 3.25%)	7.12%	08/13/2032		1,029	1,035,433

DXP Enterprises, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	10/11/2030		1,958	1,971,349

Flow Merger Sub., Inc., Term Loan B (d)	-	03/04/2033		308	307,612

Kantar (Summer BC Bidco/KANGRP) (Luxembourg)
Revolver Loan (f)(g)	0.00%	06/04/2026		3,000	2,775,000

Term Loan B (3 mo. EURIBOR + 4.50%)	6.54%	01/31/2029	EUR	335	353,268

Term Loan B (3 mo. Term SOFR + 5.26%)	8.93%	02/15/2029		3,233	2,878,260

LSF12 Helix Parent LLC (Hillenbrand), Term Loan B (1 mo. Term SOFR + 3.50%)	7.17%	01/21/2033		491	490,811

Madison IAQ LLC, Term Loan (6 mo. Term SOFR + 2.50%)	6.13%	06/21/2028		28	27,773

Rehlko, Term Loan (3 mo. Term SOFR + 3.00%)	6.66%	05/01/2031		428	428,409

Sabre Industries, Inc., Term Loan B (1 mo. Term SOFR + 2.50%)	6.18%	08/13/2032		1,053	1,052,931

Sanmina Corp., Term Loan (1 mo. Term SOFR + 2.00%) (f)	5.67%	10/27/2032		397	398,962

SGB-SMIT MidCo GmbH (Netherlands), Term Loan	-	02/11/2033	EUR	522	622,046

STS Operating, Inc. (Sunsource), Term Loan (1 mo. Term SOFR + 4.10%)	7.77%	03/25/2031		772	772,718

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Industrial Equipment–(continued)
Tank Holding Corp.
Revolver Loan (f)(g)	0.00%	03/31/2028		$424	$389,973

Term Loan (1 mo. Term SOFR + 5.85%)	9.52%	03/31/2028		2,033	1,853,980

Thyssenkrupp Elevators (Vertical Midco GmbH) (Germany)
Term Loan B (6 mo. EURIBOR + 3.00%)	5.15%	04/30/2030	EUR	1,015	1,202,519

Term Loan B (6 mo. Term SOFR + 2.75%)	6.38%	04/30/2030		1,685	1,687,931

TKE Thyssenkrupp Elevators (Vertical Midco) (Germany), Term Loan B (d)	-	04/30/2030		814	814,923

Victory Buyer LLC (Vantage Elevator), Term Loan B (1 mo. Term SOFR + 3.00%) (f)	9.66%	02/09/2033		1,340	1,345,440

					39,816,078

Insurance–1.72%
Acrisure LLC
Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	11/06/2030		3,764	3,655,444

Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	06/04/2032		565	549,183

CRC Insurance Group LLC, Term Loan B (3 mo. Term SOFR + 2.75%)	6.42%	05/06/2031		1,886	1,856,160

Sedgwick Claims Management Services, Inc., Term Loan (1 mo. Term SOFR + 2.50%)	6.17%	07/31/2031		3,225	3,133,497

					9,194,284

Leisure Goods, Activities & Movies–3.69%
Crown Finance US, Inc., First Lien Term Loan (1 mo. Term SOFR + 4.50%)	8.17%	12/02/2031		5,220	5,087,553

Fitness International LLC, Term Loan B (1 mo. Term SOFR + 4.50%)	8.17%	02/05/2029		1,732	1,742,451

Herschend Entertainment Co. LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	05/27/2032		730	733,898

LC Ahab US Bidco LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	05/01/2031		841	840,591

Nord Anglia Education, Term Loan B (3 mo. Term SOFR + 2.25%)	5.92%	01/09/2032		3,441	3,423,526

Spring Education Group, Inc., Term Loan (3 mo. Term SOFR + 3.25%)	6.92%	10/04/2030		117	116,755

US Fitness LLC
Delayed Draw Term Loan (f)(g)	0.00%	09/04/2031		193	190,832

Revolver Loan (f)(g)	0.00%	09/04/2030		611	603,141

Term Loan B (3 mo. Term SOFR + 5.50%) (f)	9.27%	09/04/2031		2,865	2,828,898

VUE Cinemas (VUECIN) (United Kingdom), Second Lien Term Loan (6 mo. EURIBOR + 8.50%)
(Acquired 02/20/2024-10/08/2025; Cost $ 609,460) (f)(h)	8.00%	12/31/2027	EUR	718	1,144,569

Vue International Bidco PLC (United Kingdom)
Term Loan (6 mo. EURIBOR + 8.50%)
(Acquired 02/20/2024-10/08/2025; Cost $ 475,285) (f)(h)	8.40%	06/30/2027	EUR	443	706,986

Term Loan (6 mo. EURIBOR + 8.00%)
(Acquired 02/21/2024-10/08/2025; Cost $ 212,237) (f)(h)	10.10%	12/31/2027	EUR	199	360,488

World Choice Investments, Term Loan B (3 mo. Term SOFR + 4.75%)	8.40%	08/13/2031		2,006	1,993,336

					19,773,024

Lodging & Casinos–2.29%
Aimbridge Acquisition Co., Inc.
First Lien Term Loan (1 mo. Term SOFR + 5.61%)	9.28%	03/11/2030		435	432,427

Term Loan (1 mo. Term SOFR + 7.50%)	6.00%	03/11/2030		407	403,777

ECG (European Camping Group)
Delayed Draw Term Loan	-	02/25/2033	EUR	47	55,655

Term Loan B	-	02/25/2033	EUR	527	619,621

Fertitta Entertainment LLC (Golden Nugget), Term Loan (1 mo. Term SOFR + 3.25%)	6.92%	01/27/2029		2,897	2,886,523

GVC Finance LLC (United Kingdom), Term Loan (3 mo. Term SOFR + 2.25%)	5.92%	07/30/2032		1,070	1,066,850

J&J Ventures Gaming LLC, Term Loan B (1 mo. Term SOFR + 3.50%)	7.17%	04/26/2030		795	785,875

Turquoise/TRQ Sales LLC, Term Loan B (3 mo. Term SOFR + 3.25%)	9.00%	12/30/2032		1,493	1,472,266

Voyager Parent LLC, Term Loan B (3 mo. Term SOFR + 4.25%)	7.91%	07/01/2032		4,538	4,528,408

					12,251,402

Nonferrous Metals & Minerals–1.18%
Covia Holdings Corp., Term Loan (3 mo. Term SOFR + 2.75%)	6.40%	02/26/2032		2,944	2,944,635

Form Technologies LLC, Term Loan (1 mo. Term SOFR + 5.75%)	9.42%	07/19/2030		1,356	1,245,745

SCIH Salt Holdings, Inc. (Kissner Group), Term Loan B (6 mo. Term SOFR + 2.75%)	6.52%	01/31/2029		2,112	2,110,266

					6,300,646

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Oil & Gas–1.97%
Crescent Midstream, Term Loan (3 mo. Term SOFR + 3.75%)	7.41%	02/11/2033		$628	$629,906

McDermott International Ltd.
LOC (3 mo. Term SOFR + 4.26%) (f)	7.66%	06/30/2027		1,073	928,156

PIK Term Loan, 3.00% PIK Rate, 4.79% Cash Rate (1 mo. Term SOFR +1.00%) (l)	3.00%	12/31/2027		1,097	916,989

Revolver Loan (g)	0.50%	06/30/2027		2,322	2,089,188

Term Loan (1 mo. Term SOFR +3.11%)	6.79%	06/30/2027		248	207,227

Par Petroleum LLC and Par Petroleum Finance Corp. (Par Pacific), Term Loan (3 mo. Term
SOFR + 3.25%)	6.95%	02/28/2030		1,814	1,819,310

Rockwood Service Corp., Term Loan B (1 mo. Term SOFR + 2.75%)	6.42%	07/30/2031		737	739,209

Third Coast Super Holdings LLC, Term Loan B (1 mo. Term SOFR + 3.75%)	7.42%	09/25/2030		3,205	3,221,207

					10,551,192

Publishing–1.89%
Adtalem Global Education, Inc., Term Loan B (d)(f)	-	02/04/2033		1,958	1,956,458

Cengage Learning, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	03/24/2031		4,517	4,419,979

Century DE Buyer LLC (Simon & Schuster), Term Loan (3 mo. Term SOFR + 3.00%)	6.67%	10/30/2030		1,113	1,079,671

Harbor Purchaser, Inc. (Houghton Mifflin Harcourt), First Lien Term Loan B (1 mo. Term SOFR + 5.35%)	9.02%	04/09/2029		3,130	2,664,300

					10,120,408

Retailers (except Food & Drug)–1.48%
Action Holding B.V. (Peer Holdings) (Netherlands), Term Loan B (3 mo. Term SOFR + 2.25%)	5.92%	09/27/2032		1,392	1,391,246

Bass Pro Group LLC, Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	01/31/2032		4,179	4,179,657

PetSmart, Inc., Term Loan B (1 mo. Term SOFR + 4.00%)	7.68%	08/18/2032		895	891,741

Savers, Inc., Term Loan B (3 mo. Term SOFR + 3.00%)	6.70%	09/13/2032		1,470	1,474,442

					7,937,086

Surface Transport–2.75%
Beacon Mobility Corp.
Delayed Draw Term Loan (g)	0.00%	08/06/2030		84	84,307

Term Loan (3 mo. Term SOFR + 2.75%)	6.41%	08/06/2030		1,703	1,709,920

First Student Bidco, Inc.
Term Loan B (3 mo. Term SOFR + 2.25%)	5.90%	08/15/2030		3,173	3,173,433

Term Loan C (3 mo. Term SOFR + 2.25%)	5.90%	08/15/2030		581	580,659

Hurtigruten Group AS (Explorer II AS) (Norway)
Term Loan A (3 mo. EURIBOR + 7.50%)	9.48%	02/12/2030	EUR	1,202	1,463,409

Term Loan B (3 mo. EURIBOR + 8.00%)	9.98%	08/12/2030	EUR	413	451,816

Patriot Rail Co. LLC, Term Loan (3 mo. Term SOFR + 2.50%)	6.16%	03/08/2032		697	700,541

Source Holding Delaware LLC
Delayed Draw Term Loan (e)(f)(g)	0.00%	02/07/2031		739	728,499

Delayed Draw Term Loan (3 mo. Term SOFR + 4.75%) (e)(f)	8.41%	02/07/2031		38	37,728

Revolver Loan (e)(f)(g)	0.00%	02/07/2031		194	191,580

Revolver Loan (3 mo. Term SOFR + 4.75%) (e)(f)	10.50%	02/07/2031		194	191,581

Term Loan A (3 mo. Term SOFR + 4.75%) (e)(f)	8.40%	02/07/2031		1,794	1,768,976

STG Distribution LLC
DIP Term Loan
(Acquired 01/16/2026-02/02/2026; Cost $ 419,298) (f)(h)	8.00%	04/15/2026		475	463,355

DIP Term Loan (f)	8.00%	07/13/2026		169	169,397

Term Loan
(Acquired 10/03/2024-01/08/2026; Cost $ 1,012,330) (f)(h)(j)(m)	0.00%	10/03/2029		1,059	1,032,619

Student Transportation of America Holdings, Inc.
Delayed Draw Term Loan (g)	0.00%	06/24/2032		156	156,589

Term Loan (3 mo. Term SOFR + 2.75%)	6.40%	06/24/2032		1,801	1,811,109

					14,715,518

Telecommunications–3.09%
Cincinnati Bell, Inc., Term Loan (1 mo. Term SOFR + 2.25%)	5.92%	11/22/2028		34	33,942

Crown Subsea Communications Holding, Inc., Term Loan B (1 mo. Term SOFR + 3.00%)	6.67%	01/30/2031		3,883	3,896,910

Genesys Cloud Services Holdings I LLC, Term Loan B (1 mo. Term SOFR + 2.50%)	6.17%	01/30/2032		409	377,938

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000) (a)	Value

Telecommunications–(continued)
Inmarsat Finance PLC (United Kingdom), Term Loan (1 mo. Term SOFR + 4.50%)	8.17%	09/27/2029	$588	$588,281

Level 3 Financing, Inc., Term Loan B (1 mo. Term SOFR + 3.25%)	6.92%	03/29/2032	5,147	5,166,294

MLN US HoldCo LLC (dba Mitel)
Term Loan A-1 (1 mo. Term SOFR + 6.50%)
(Acquired 06/25/2025-02/26/2026; Cost $1,104,630) (f)(h)	7.68%	06/20/2028	1,122	1,102,877

Term Loan A-2 (1 mo. Term SOFR + 8.00%)
(Acquired 06/20/2025-02/26/2026; Cost $3,817,606) (f)(h)	6.00%	06/20/2030	4,341	3,740,431

U.S. TelePacific Corp., Third Lien Term Loan (d)(f)	-	05/02/2027	167	0

Voyage Digital (NC) Ltd. (New Zealand), Term Loan (3 mo. Term SOFR + 3.25%)	6.90%	05/11/2029	1,207	1,216,981

Zayo Group Holdings, Inc., Term Loan (1 mo. Term SOFR + 3.11%)	6.79%	03/11/2030	429	413,567

				16,537,221

Utilities–2.09%
Cornerstone Generation LLC, Term Loan B (3 mo. Term SOFR + 2.25%)	5.92%	08/11/2032	2,879	2,891,289

Covanta Holding Corp.
Term Loan B (1 mo. Term SOFR + 2.25%)	5.93%	01/15/2031	958	958,186

Term Loan B-1 (1 mo. Term SOFR + 2.25%)	5.92%	01/15/2031	922	921,749

Term Loan C-1 (1 mo. Term SOFR + 2.25%)	5.92%	01/15/2031	150	149,784

Eastern Power LLC, Term Loan (1 mo. Term SOFR + 4.75%)	8.42%	04/03/2029	1,317	1,324,056

Lackawanna Energy Center LLC, Term Loan (1 mo. Term SOFR + 3.00%)	6.67%	08/05/2032	1,590	1,600,315

Resilience Parent, Term Loan B (6 mo. Term SOFR + 2.50%)	6.13%	01/31/2033	2,006	2,003,342

Talen Energy Supply LLC, Incremental Term Loan (3 mo. Term SOFR + 2.50%)	6.15%	12/15/2031	1,345	1,350,514

				11,199,235

Total Variable Rate Senior Loan Interests (Cost $766,353,697)				729,770,475

			Shares

Common Stocks & Other Equity Interests–8.90% (n)

Automotive–0.02%
Cabonline, Class D (Acquired 10/30/2023; Cost $71,316) (Sweden) (f)(h)			79,434,288	118,787

Cabonline, Class D1 (Acquired 10/30/2023; Cost $3) (Sweden) (f)(h)			2,795,619	311

Cabonline, Class D2 (Acquired 10/31/2023; Cost $2) (Sweden) (f)(h)			2,385,952	134

Muth Mirror Systems LLC (e)(f)			26,463	0

Muth Mirror Systems LLC, Wts. (e)(f)			177,476	0

				119,232

Beverage & Tobacco–0.00%
BrewCo Borrower LLC (f)			8,643	6,991

Building & Development–0.00%
Lake at Las Vegas Joint Venture LLC, Class A (f)			780	0

Lake at Las Vegas Joint Venture LLC, Class B (f)			9	0

				0

Business Equipment & Services–4.02%
Monitronics International, Inc. (Acquired 06/30/2023-12/16/2025;
Cost $3,137,759) (f)(h)			161,524	7,202,355

My Alarm Center LLC, Class A (Acquired 03/09/2021-05/17/2024;
Cost $3,866,578) (f)(h)			44,397	14,307,965

				21,510,320

Cable & Satellite Television–0.09%
Altice France S.A. (France)			25,680	481,445

Chemicals & Plastics–0.12%
Ascend Performance Materials Operations LLC (Acquired 12/19/2025; Cost $981,286) (f)(h)			62,582	125,164

Ascend Performance Materials Operations LLC, Litigation Trust Class A (f)			282,648,893	211,987

Ascend Performance Materials Operations LLC, Litigation Trust Class C (f)			547,016,005	273,508

Flint Group (ColourOz Inv), Class A (Germany) (f)			26,510	0

				610,659

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20	Invesco Senior Income Trust

	Shares	Value

Containers & Glass Products–0.41%
Libbey Glass LLC (Acquired 11/13/2020-09/05/2025; Cost $955,005) (f)(h)	208,906	$2,193,513

Electronics & Electrical–0.00%
Red Range Operating, Inc., Class A-1 (f)	1	0

Sandvine Corp. (f)	5,262	0

		0

Food Service–0.74%
Selecta Group B.V., Class A1 (Acquired 07/31/2025; Cost $3,036,578) (Switzerland) (f)(h)	26,387	3,144,078

Selecta Group B.V., Class A2 (Acquired 07/31/2025; Cost $803,824) (Switzerland) (f)(h)	6,985	832,281

		3,976,359

Forest Products–0.34%
NewLife Forest Restoration LLC (Acquired 02/22/2022-04/17/2025; Cost $8,361,701) (f)(h)(o)	56,340	1,830,478

Health Care–0.00%
SDB Holdco LLC (Specialty Dental Brands) (e)(f)	15,962,622	16

Home Furnishings–0.15%
Serta Simmons Bedding LLC (Acquired 06/29/2023; Cost $14,067) (h)	90,756	821,342

Industrial Equipment–0.01%
North American Lifting Holdings, Inc. (Acquired 12/04/2013-10/27/2021; Cost $1,122,136) (h)	44,777	21,090

Leisure Goods, Activities & Movies–0.66%
Crown Finance US, Inc.	110,275	1,830,566

Hurtigruten Expedition (Acquired 02/12/2025; Cost $0) (f)(h)	6,420	51,912

Hurtigruten Group AS (Acquired 02/12/2025; Cost $497,477) (Norway) (f)(h)	31,877	1,646,401

VUE Cinemas (VUECIN), Class A1 (Acquired 02/20/2024; Cost $0) (United Kingdom) (f)(h)	1,751	0

VUE Cinemas (VUECIN), Class A2 (Acquired 02/20/2024; Cost $0) (United Kingdom) (f)(h)	862,319	1

VUE Cinemas (VUECIN), Class A3 (Acquired 02/20/2024; Cost $0) (United Kingdom) (f)(h)	536,769	1

VUE Cinemas (VUECIN), Class A4 (United Kingdom) (f)	374,204	0

		3,528,881

Lodging & Casinos–0.37%
Aimbridge Acquisition Co., Inc. (f)	35,839	1,791,950

Caesars Entertainment, Inc. (p)	7,110	178,105

		1,970,055

Oil & Gas–0.93%
McDermott International Ltd. (p)	106,169	2,972,732

Samson Investment Co., Class A (Acquired 03/01/2017; Cost $3,094,069) (f)(h)	132,022	9,242

Seadrill Ltd. (Norway) (p)	41,024	1,800,133

Tribune Resources LLC (Acquired 04/03/2018; Cost $1,719,591) (f)(h)	337,847	202,708

		4,984,815

Radio & Television–0.10%
iHeartMedia, Inc., Class A (p)	166,688	545,070

iHeartMedia, Inc., Class B (f)(p)	42	110

		545,180

Retailers (except Food & Drug)–0.00%
Claire’s Stores, Inc. (f)	390	22

Vivarte S.A.S.U. (France) (f)	241,195	0

		22

Surface Transport–0.33%
Commercial Barge Line Co. (Acquired 02/15/2018-02/06/2020; Cost $670,459) (f)(h)	8,057	791,923

Commercial Barge Line Co., Series B, Wts., expiring 04/30/2045 (Acquired 08/18/2023-02/20/2026; Cost $147,316) (f)(h)	249,381	155,863

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21	Invesco Senior Income Trust

			Shares	Value

Surface Transport–(continued)
Commercial Barge Line Co., Wts., expiring 04/27/2045 (Acquired 02/15/2018-02/06/2020; Cost $704,842) (f)(h)			8,470	$832,516

				1,780,302

Telecommunications–0.61%
MLN US HoldCo. LLC (dba Mitel) (Acquired 06/20/2025; Cost $1,913,307) (f)(h)			531,081	3,282,080

Total Common Stocks & Other Equity Interests (Cost $61,956,407)				47,662,780

	Interest Rate	Maturity Date	Principal Amount (000) (a)
U.S. Dollar Denominated Bonds & Notes–3.46%

Aerospace & Defense–0.20%
Rand Parent LLC (q)	8.50%	02/15/2030	$1,048	1,094,103

Building & Development–0.50%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (q)	4.50%	04/01/2027	1,040	1,026,983

Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC (q)	6.75%	04/01/2032	273	275,437

QXO Building Products, Inc. (q)	6.75%	04/30/2032	655	678,977

Signal Parent, Inc. (Acquired 09/11/2023-09/27/2023; Cost $887,773) (f)(h)(q)	6.13%	04/01/2029	1,166	699,133

				2,680,530

Business Equipment & Services–0.56%
Allied Universal Holdco LLC (q)	7.88%	02/15/2031	2,012	2,126,832

Allied Universal Holdco LLC/Allied Universal Finance Corp. (q)	6.88%	06/15/2030	311	323,893

Cloud Software Group, Inc. (q)	8.25%	06/30/2032	41	41,069

Cloud Software Group, Inc. (q)	6.63%	08/15/2033	172	162,415

Garda World Security Corp. (Canada) (q)	6.50%	01/15/2031	332	341,269

				2,995,478

Cable & Satellite Television–0.60%
Altice Financing S.A. (Luxembourg) (q)	5.75%	08/15/2029	29	20,118

Altice Financing S.A. (Luxembourg) (q)	5.00%	01/15/2028	1,876	1,323,736

Altice France S.A. (France) (q)	6.88%	10/15/2030	453	439,419

Altice France S.A. (France) (q)	6.88%	07/15/2032	517	497,433

Virgin Media Secured Finance PLC (United Kingdom) (q)	4.50%	08/15/2030	1,020	930,625

				3,211,331

Electronics & Electrical–0.18%
Diebold Nixdorf, Inc. (q)	7.75%	03/31/2030	325	343,596

ION Platform Finance US, Inc./ION Platform Finance S.a.r.l. (q)	9.00%	08/01/2029	646	600,859

				944,455

Food Products–0.52%
Froneri Lux Finco S.a.r.l. (United Kingdom) (q)	6.00%	08/01/2032	598	601,748

Industrial F&B Investments III, Inc. (q)	7.75%	02/11/2033	278	285,541

Teasdale Foods, Inc. (e)(f)(r)	0.00%	06/18/2026	3,304	0

Viking Baked Goods Acquisition Corp. (q)	8.63%	11/01/2031	1,872	1,899,702

				2,786,991

Health Care–0.19%
Global Medical Response, Inc. (q)	7.38%	10/01/2032	131	137,226

Opal Bidco SAS (France) (q)	6.50%	03/31/2032	588	606,021

Organon & Co./Organon Foreign Debt Co-Issuer B.V. (q)	6.75%	05/15/2034	304	295,260

				1,038,507

Industrial Equipment–0.18%
Chart Industries, Inc. (q)	7.50%	01/01/2030	182	189,291

Columbus McKinnon Corp. (q)	7.13%	02/01/2033	691	710,870

CompoSecure Holdings L.L.C. (q)	5.63%	02/01/2033	72	71,686

				971,847

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22	Invesco Senior Income Trust

	Interest Rate	Maturity Date	Principal Amount (000) (a)		Value

Insurance–0.14%
Panther Escrow Issuer LLC (q)	7.13%	06/01/2031		$ 751	$764,571

Publishing–0.04%
McGraw-Hill Education, Inc. (q)	7.38%	09/01/2031		196	200,443

Retailers (except Food & Drug)–0.24%
PetSmart LLC/PetSmart Finance Corp. (q)	7.50%	09/15/2032		1,287	1,303,255

Surface Transport–0.11%
Beacon Mobility Corp. (q)	7.25%	08/01/2030		534	559,707

Total U.S. Dollar Denominated Bonds & Notes (Cost $21,530,962)					18,551,218

Non-U.S. Dollar Denominated Bonds & Notes–1.85% (s)
Automotive–0.24%
Cabonline Group Holding AB (Sweden) (Acquired 10/13/2023; Cost $210,291) (h)(q)	10.00%	03/19/2028	SEK	2,386	253,063

Cabonline Group Holding AB (Sweden) (Acquired 10/12/2023; Cost $433,886) (h)(j)(q)	12.00%	03/19/2028	SEK	4,772	506,125

Cabonline Group Holding AB (Sweden) (Acquired 03/24/2022; Cost $980,148) (h)(j)(q)	13.16%	04/19/2029	SEK	9,225	527,546

					1,286,734

Business Equipment & Services–0.08%
Multiversity S.p.A. (Italy) (3 mo. EURIBOR + 4.25%) (i)(q)	6.28%	05/17/2031	EUR	341	401,552

Cable & Satellite Television–0.07%
Altice Financing S.A. (Luxembourg) (q)	3.00%	01/15/2028	EUR	423	352,570

Financial Intermediaries–0.66%
Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 5.50%) (i)(q)	7.60%	12/15/2029	EUR	2,300	2,708,696

Sherwood Financing PLC (United Kingdom) (3 mo. EURIBOR + 5.50%) (i)(q)	7.60%	12/15/2029	EUR	700	824,386

					3,533,082

Food Service–0.48%
Selecta Group B.V. (Switzerland) (f)	15.00%	10/01/2030	EUR	2,190	2,587,664

Industrial Equipment–0.09%
Summer (BC) Holdco B S.a.r.l. (Luxembourg) (3 mo. EURIBOR + 4.25%) (i)(q)	6.23%	02/15/2030	EUR	471	486,120

Surface Transport–0.23%
Zenith Finco PLC (United Kingdom) (Acquired 01/20/2022; Cost $1,634,877) (h)(q)	6.50%	06/30/2027	GBP	1,203	1,247,319

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $10,264,548)					9,895,041

			Shares
Preferred Stocks–1.23% (n)
Health Care–0.00%
SDB Holdco LLC (Specialty Dental Brands), Pfd. (e)(f)				7,745,021	8

Oil & Gas–0.00%
Southcross Energy Partners L.P., Pfd. (Acquired 05/07/2019-08/23/2019; Cost $258,485) (f)(h)				258,709	1,526

Surface Transport–1.23%
Commercial Barge Line Co., Series B, Pfd. (Acquired 02/05/2020-10/27/2020; Cost $918,945) (f)(h)				39,456	3,878,130

Commercial Barge Line Co., Series B, Pfd.,Wts., expiring 04/27/2045 (Acquired 02/05/2020-10/27/2020; Cost $645,351) (f)(h)				27,709	2,723,518

					6,601,648

Total Preferred Stocks (Cost $4,219,865)					6,603,182

Money Market Funds–2.23%
Invesco Government & Agency Portfolio,Institutional Class, 3.59% (o)(t)				4,180,649	4,180,649

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23	Invesco Senior Income Trust

	Shares	Value

Invesco Treasury Portfolio,Institutional Class, 3.56% (o)(t)	7,764,062	$7,764,062

Total Money Market Funds (Cost $11,944,711)		11,944,711

TOTAL INVESTMENTS IN SECURITIES (u) –153.93% (Cost $876,270,190)		824,427,407

BORROWINGS–(34.35)%		(184,000,000)

VARIABLE RATE DEMAND PREFERRED SHARES–(18.52)%		(99,206,850)

OTHER ASSETS LESS LIABILITIES–(1.06)%		(5,632,863)

NET ASSETS APPLICABLE TO COMMON SHARES–100.00%		$535,587,694

Investment Abbreviations:

DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
LOC	– Letter of Credit
Pfd.	– Preferred
PIK	– Pay-in-Kind
SEK	– Swedish Krona
SOFR	– Secured Overnight Financing Rate
SONIA	– Sterling Overnight Index Average
Sub.	– Subordinated
Wts.	– Warrants
Notes to Consolidated Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.
(b)
Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)
Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Trust’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	This variable rate interest will settle after February 28, 2026, at which time the interest rate will be determined.
(e)	Acquired through direct lending. Direct loans may be subject to liquidity and interest rate risk and certain direct loans may be deemed illiquid.
(f)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(g)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 7.
(h)	Restricted security. The aggregate value of these securities at February 28, 2026 was $86,383,794, which represented 16.13% of the Trust’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2026.
(j)
Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2026 was $2,703,250, which represented less than 1% of the Trust’s Net Assets.

(k)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(l)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(m)	The borrower has filed for protection in federal bankruptcy court.
(n)	Securities acquired through the restructuring of senior loans.
(o)
Affiliated holding. Affiliated holdings are investments in entities which are under common ownership or control of Invesco Ltd. or are investments in entities in which the Trust owns 5% or more of the outstanding voting securities. The table below shows the Trust’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended February 28, 2026.

	Value February 28, 2025	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value February 28, 2026	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$49,250,671	$(45,070,022)	$-	$-	$ 4,180,649	$49,200

Invesco Treasury Portfolio, Institutional Class	-	91,465,532	(83,701,470)	-	-	7,764,062	73,061

Investments in Other Affiliates:

NewLife Forest Restoration LLC*	4,082,045	530,701	-	(2,782,268)	-	1,830,478	-
Total	$4,082,045	$141,246,904	$(128,771,492)	$(2,782,268)	$-	$13,775,189	$122,261
*	As of February 28, 2025, this security was not considered as an affiliate of the Fund.
(p)	Non-income producing security.
(q)
Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2026 was $25,858,595, which represented 4.83% of the Trust’s Net Assets.

(r)	Zero coupon bond issued at a discount.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24	Invesco Senior Income Trust

(s)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(t)	The rate shown is the 7-day SEC standardized yield as of February 28, 2026.
(u)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Trust’s use of leverage.
The aggregate value of securities considered illiquid at February 28, 2026 was $385,422,373, which represented 71.96% of the Fund’s Net Assets.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty		Deliver		Receive

Currency Risk

04/30/2026	Bank of New York Mellon (The)	EUR	11,996,731	USD	14,221,345	$ 6,687

03/30/2026	BNP Paribas S.A.	EUR	12,025,933	USD	14,416,153	187,812

03/30/2026	BNP Paribas S.A.	GBP	43,089	USD	58,948	875

03/30/2026	BNP Paribas S.A.	SEK	143,563	USD	15,929	4

04/30/2026	BNP Paribas S.A.	GBP	2,034,030	USD	2,755,673	14,003

03/30/2026	Canadian Imperial Bank of Commerce	EUR	12,025,933	USD	14,419,120	190,779

03/30/2026	Canadian Imperial Bank of Commerce	GBP	1,976,436	USD	2,727,068	63,344

04/30/2026	Canadian Imperial Bank of Commerce	EUR	32,007	USD	37,964	40

04/30/2026	Citibank, N.A.	EUR	11,996,731	USD	14,216,954	2,296

03/30/2026	Goldman Sachs International	EUR	11,896,171	USD	14,257,062	182,246

03/30/2026	Royal Bank of Canada	SEK	12,728,507	USD	1,447,690	35,726

04/30/2026	Royal Bank of Canada	NOK	15,497,931	USD	1,631,371	2,004

04/30/2026	Royal Bank of Canada	SEK	13,319,705	USD	1,486,773	6,815

03/30/2026	State Street Bank & Trust Co.	EUR	334,785	USD	401,295	5,198

03/30/2026	State Street Bank & Trust Co.	SEK	439,000	USD	49,412	715

03/30/2026	State Street Bank & Trust Co.	USD	348,089	EUR	294,428	260

04/30/2026	State Street Bank & Trust Co.	EUR	11,994,932	USD	14,215,985	3,459

Subtotal–Appreciation						702,263

Currency Risk

03/30/2026	Bank of New York Mellon (The)	USD	14,200,530	EUR	11,996,731	(6,739)

03/30/2026	Barclays Bank PLC	NOK	1,680,791	USD	173,246	(3,500)

03/30/2026	BNP Paribas S.A.	USD	2,735,703	GBP	2,019,525	(13,907)

04/30/2026	BNP Paribas S.A.	SEK	316,300	USD	35,046	(98)

03/30/2026	Citibank, N.A.	USD	14,196,092	EUR	11,996,731	(2,300)

03/30/2026	Royal Bank of Canada	NOK	13,817,140	USD	1,444,796	(8,167)

03/30/2026	Royal Bank of Canada	USD	1,631,755	NOK	15,497,931	(2,046)

03/30/2026	Royal Bank of Canada	USD	1,483,488	SEK	13,311,070	(6,901)

03/30/2026	State Street Bank & Trust Co.	USD	14,195,162	EUR	11,994,932	(3,500)

04/30/2026	State Street Bank & Trust Co.	SEK	201,346	USD	22,269	(103)

Subtotal–Depreciation						(47,261)

Total Forward Foreign Currency Contracts						$655,002

Abbreviations:

EUR	–Euro
GBP	–British Pound Sterling
NOK	–Norwegian Krone
SEK	–Swedish Krona
USD	–U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25	Invesco Senior Income Trust

Consolidated Statement of Assets and Liabilities
February 28, 2026

Assets:
Investments in unaffiliated securities, at value (Cost $855,683,305)	$810,652,218

Investments in affiliates, at value (Cost $20,586,885)	13,775,189

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	702,263

Cash	12,390,772

Foreign currencies, at value (Cost $3,430,055)	3,430,327

Receivable for:
Investments sold	15,653,725

Dividends	42,850

Interest	11,404,213

Investments matured, at value (Cost $16,181,660)	11,566,810

Investment for trustee deferred compensation and retirement plans	42,655

Prepaid expenses	277,597

Other assets	1,122,978

Total assets	881,061,597

Liabilities:
Variable rate demand mode preferred shares, at liquidation preference ($0.01 par value, 1,000 shares issued with liquidation preference of $100,000 per share)	99,206,850

Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	47,261

Payable for:
Borrowings	184,000,000

Investments purchased	27,284,280

Dividends	155,080

Accrued fees to affiliates	193,678

Accrued interest expense	1,627,263

Accrued trustees’ and officers’ fees and benefits	2,527

Accrued other operating expenses	1,455,636

Trustee deferred compensation and retirement plans	42,655

Unfunded loan commitments	31,458,673

Total liabilities	345,473,903

Net assets applicable to common shares	$535,587,694

Net assets applicable to common shares consist of:
Shares of beneficial interest – common shares	$847,876,974

Distributable earnings (loss)	(312,289,280)

$535,587,694

Common shares outstanding, no par value, with an unlimited number of common shares authorized:
Common shares outstanding	153,925,029

Net asset value per common share	$3.48

Market value per common share	$3.09

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26	Invesco Senior Income Trust

Consolidated Statement of Operations
For the year ended February 28, 2026

Investment income:

Interest	$72,467,351

Dividends	1,570,508

Dividends from affiliated money market funds	122,261

Pay-in-kind interest income	6,359,547

Total investment income	80,519,667

Expenses:
Advisory fees	7,317,572

Administrative services fees	1,736,221

Custodian fees	101,260

Interest, facilities and maintenance fees	17,445,524

Transfer agent fees	20,875

Trustees’ and officers’ fees and benefits	27,877

Registration and filing fees	149,614

Reports to shareholders	128,572

Professional services fees	646,242

Other	136,157

Total expenses	27,709,914

Less: Fees waived and/or expenses reimbursed	(3,203)

Net expenses	27,706,711

Net investment income	52,812,956

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(40,913,273)

Foreign currencies	72,296

Forward foreign currency contracts	(7,186,395)

(48,027,372)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	10,214,822

Affiliated investment securities	(2,782,268)

Foreign currencies	5,463

Forward foreign currency contracts	1,431,038

8,869,055

Net realized and unrealized gain (loss)	(39,158,317)

Net increase in net assets resulting from operations applicable to common shares	$13,654,639

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27	Invesco Senior Income Trust

Consolidated Statement of Changes in Net Assets
For the years ended February 28, 2026 and 2025

	2026	2025

Operations:
Net investment income	$52,812,956	$65,737,886

Net realized gain (loss)	(48,027,372)	529,953

Change in net unrealized appreciation (depreciation)	8,869,055	(26,154,261)

Net increase in net assets resulting from operations applicable to common shares	13,654,639	40,113,578

Distributions to common shareholders from distributable earnings	(50,805,668)	(67,567,137)

Return of capital applicable to common shares	(19,333,607)	(10,023,843)

Total distributions	(70,139,275)	(77,590,980)

Net increase in common shares of beneficial interest	1,441,905	1,793,098

Net increase (decrease) in net assets applicable to common shares	(55,042,731)	(35,684,304)

Net assets applicable to common shares:
Beginning of year	590,630,425	626,314,729

End of year	$535,587,694	$590,630,425

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28	Invesco Senior Income Trust

Consolidated Statement of Cash Flows
For the year ended February 28, 2026

Cash provided by operating activities:

Net increase in net assets resulting from operations applicable to common shares	$13,654,639

Adjustments to reconcile the change in net assets applicable to common shares from operations to net cash provided by operating activities:
Purchases of investments	(340,581,541)

Proceeds from sales of investments	419,114,720

Purchases of short-term investments, net	(9,168,232)

Amortization (accretion) of premiums and discounts, net	(2,699,554)

Net realized loss from investment securities	40,913,273

Net change in unrealized appreciation on investment securities	(7,432,554)

Net change in unrealized appreciation on forward foreign currency contracts and foreign currency	(1,426,891)

Change in operating assets and liabilities:

Increase in receivables and other assets	(4,569,913)

Increase in accrued expenses and other payables	845,596

Net cash provided by operating activities	108,649,543

Cash provided by (used in) financing activities:
Dividends paid to common shareholders from distributable earnings	(50,124,579)

Return of capital	(19,333,607)

Proceeds from shelf offering, net of offering costs	758,705

Proceeds from borrowings	15,000,000

Repayment from borrowings	(38,000,000)

Net cash provided by (used in) financing activities	(91,699,481)

Cash impact from foreign exchange fluctuations:

Net change in appreciation (depreciation) on foreign currency	$(4,147)

Net increase in cash and cash equivalents	16,945,915

Cash and cash equivalents at beginning of period	10,819,895

Cash and cash equivalents at end of period	$27,765,810

Non-cash financing activities:

Value of shares of beneficial interest issued in reinvestment of dividends paid to common shareholders	$683,200

Supplemental disclosure of cash flow information:

Cash paid during the period for taxes	$60,484

Cash paid during the period for interest, facilities and maintenance fees	$17,713,415

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29	Invesco Senior Income Trust

Consolidated Financial Highlights
The following schedule presents financial highlights for a share of the Trust outstanding throughout the periods indicated.

	Years Ended		Year Ended	Years Ended
	February 28,		February 29,	February 28,

	2026	2025	2024	2023	2022
Net asset value per common share, beginning of period	$3.85	$4.09	$4.12	$4.58	$4.57

Net investment income (a)	0.34	0.43	0.46	0.39	0.26

Net gains (losses) on securities (both realized and unrealized)	(0.25)	(0.16)	0.00	(0.38)	0.06

Total from investment operations	0.09	0.27	0.46	0.01	0.32

Less:
Dividends paid to common shareholders from net investment income	(0.33)	(0.44)	(0.46)	(0.45)	(0.31)

Return of capital	(0.13)	(0.07)	(0.03)	(0.02)	-

Total distributions	(0.46)	(0.51)	(0.49)	(0.47)	(0.31)

Premium from common shares sold through shelf offering	0.00	-	-	-	-

Net asset value per common share, end of period	$3.48	$3.85	$4.09	$4.12	$4.58

Market value per common share, end of period	$3.09	$4.15	$4.15	$3.95	$4.36

Total return at net asset value (b)	2.97%	6.71%	12.37%	1.44%	7.62%

Total return at market value (c)	(15.18)%	13.36%	18.93%	2.20%	12.30%

Net assets applicable to common shares, end of period (000’s omitted)	$535,588	$590,630	$626,315	$630,327	$701,274

Portfolio turnover rate (d)	37%	49%	36%	38%	86%

Ratios/supplemental data based on average net assets applicable to common shares outstanding:
Ratio of expenses:
With fee waivers and/or expense reimbursements	4.89%	5.32%	5.20%	3.57%	2.13%

With fee waivers and/or expense reimbursements excluding interest, facilities and maintenance fees	1.81%	1.88%	1.75%	1.67%	1.53%

Without fee waivers and/or expense reimbursements	4.89%	5.32%	5.20%	3.57%	2.13%

Ratio of net investment income to average net assets	9.31%	10.72%	11.15%	9.05%	5.55%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$100,000	$100,000	$100,000	$100,000	$100,000

Asset coverage per $1,000 unit of senior indebtedness (e)	$4,454	$4,336	$4,509	$4,633	$4,890

Total borrowings (000’s omitted)	$184,000	$207,000	$207,000	$201,000	$206,000

Asset coverage per preferred share (f)	$635,588	$690,630	$726,315	$730,327	$801,274

Liquidating preference per preferred share	$100,000	$100,000	$100,000	$100,000	$100,000

(a)	Calculated using average units outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(c)
Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.
(e)
Calculated by subtracting the Trust’s total liabilities (not including preferred shares, at liquidation value and borrowings) from the Trust’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(f)
Calculated by subtracting the Trust’s total liabilities (not including preferred shares, at liquidation value) from the Trust’s total assets and dividing this by the total number of preferred shares outstanding.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30	Invesco Senior Income Trust

Notes to Consolidated Financial Statements
February 28, 2026
NOTE 1–Significant Accounting Policies
Invesco Senior Income Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”),asa closed-end
management investment company.
The Trust may participate in direct lending opportunities through its indirect investment in the Invesco Senior Income Loan Origination LLC (the “LLC”), a Delaware limited liability company. The Trust owns all beneficial and economic interests in the Invesco Senior Income Loan Origination Trust, a Massachusetts Business Trust (the “Loan Origination Trust”), which in turn owns all beneficial and economic interests in the LLC. The Trust may invest up to 60% of its total net assets in originated loans.
The Trust may also invest a portion of its assets indirectly through a wholly-owned subsidiary, Invesco Senior Income TB, LLC, a Delaware limited liability series company (the “Subsidiary”), which formed two separate series. The Trust owns all beneficial and economic interests in the Subsidiary and each of the Subsidiary’s two series. Effective February 26, 2026, one of the Subsidiary’s series liquidated all of its portfolio investments and is in the process of winding down operations. The accompanying consolidated financial statements reflect, on a consolidated basis, the financial position and results of operations of the Trust, its Loan Origination Trust, the Subsidiary and each of the Subsidiary’s two series.
The Trust’s investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Trust borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Trust’s volatility.
The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946,
Financial Services
–
Investment Companies.
The following is a summary of the significant accounting policies followed by the Trust in the preparation of its consolidated financial statements.
A.
Security Valuations
– Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size
trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid or ask price on that day. Securities traded in the over-the-counter
market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.
Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. Where a final settlement price exists, exchange-traded options are valued at the final settlement price from the exchange where the option principally trades, as of the approximate official closing time of that exchange. Where a final settlement price does not exist, exchange-traded options are valued at the mean between the last bid and ask price generally from the exchange where the option principally trades.
Securities of investment companies that are not exchange-traded (e.g., open-end
mutual funds) are valued using such company’s
end-of-business-day
net asset value per share, whereas securities of investment companies that are exchange-traded will be valued at the last trade price or official closing price on the exchange where they primarily trade.
Fixed income securities (including convertible debt securities) normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size
trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a trust may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.
Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day
net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.
Deposits, other obligations of U.S. and
non-U.S.
banks and financial institutions, and cash equivalents are valued at their daily account value.
Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable in the Adviser’s judgment, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the agreed upon degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Private securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.
Non-traded
rights and warrants shall be valued at intrinsic value if the terms of the rights and warrants are available, specifically the subscription or exercise price and the ratio. Intrinsic value is calculated as the daily market closing price of the security to be received less the subscription price, which is then adjusted by the exercise ratio. In the case of warrants, an option pricing model supplied by an independent pricing service may be used based on market data such as volatility, stock price and interest rate from the independent pricing service and strike price and exercise period from verified terms.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The mean between the last bid and ask prices is used to value debt obligations, including corporate loans.

31	Invesco Senior Income Trust

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The Trust may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/ or liquidity of certain Trust investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflicts, acts of terrorism, economic crises, economic sanctions and tariffs, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidatedfinancial statements may materially differ from the value received upon actual sale of those investments
The price the Trust could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Trust securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Trust could realize a greater or lesser than expected gain or loss upon the sale of the investment.
B.
Securities Transactions and Investment Income
– Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.
Pay-in-kind
interest income and
non-cash
dividend income received in the form of securities in lieu of cash are recorded at the fair value of the securities received. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend
date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Trust’s net asset value and, accordingly, they reduce the Trust’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Trust and the investment adviser.
C.
Country Determination
– For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider,as wellas other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more ofits assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.
Distributions
– Effective March 20, 2025, the Trust declares and pays monthly dividends from net investment income to common shareholders. The source of monthly distributions may also include prior accumulated undistributed net investment income and, potentially, a return of capital. Distributions from net realized capital gain, if any, are generally declared and paid annually and are distributed on a pro rata basis to common and preferred shareholders.

Prior to March 20, 2025, the Trust paid a monthly dividend of $0.038 per share to common shareholders.
E.
Federal Income Taxes
– The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Trust’s taxable earnings to shareholders. As such, the Trust will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. The Subsidiary is treated as a corporation for U.S. federal income tax purposes and generally is subject to U.S. federal and state income tax on its taxable income.

The Trust recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzedthe Trust’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.
The Trust files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Trust is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
In December 2023, the FASB issued ASU
2023-09
Income Taxes (Topic 740): Improvements to Income Tax Disclosures. Effective for annual periods beginning after December 15, 2024, the amendments require greater disaggregation of disclosures related to income taxes paid by jurisdiction, while removing certain disclosure requirements. The Fund did not pay any material income taxes, net of refunds during the period.
F.
Interest, Facilities and Maintenance Fees
– Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, rating and bank agent fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit and Variable Rate Demand Mode Preferred Shares (“VRDM Shares”). In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

G.
Accounting Estimates
– The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Trust monitors for material events or transactions that may occur or become known after the period-end
date and before the date the consolidated financial statements are released to print.

H.
Indemnifications
– Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, under the LLC’s organizational documents, each member of the LLC and certain affiliated persons, and under the Subsidiary’s organizational documents, the directors and officers ofthe Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Trust, the LLC and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Trust enters into contracts, including the Trust’s servicing agreements, that contain a variety of indemnification

32	Invesco Senior Income Trust

clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.
Segment Reporting
– The Trust represents a single operating segment, in accordance with ASC 280, Segment Reporting. Subject to the oversight and, when applicable, approval of the Board of Trustees, portfolio managers and senior executives at the Adviser act as the Trust’s chief operating decision maker (“CODM”), assessing performance and making decisions about resource allocation within the Trust. The CODM monitors the operating results as a whole, and the Trust’s long-term strategic asset allocation is determined in accordance with the terms of its prospectus based on a defined investment strategy. The financial information provided to and reviewed by the CODM is consistent with that presented in the Trust’s consolidated financial statements.

J.
Cash and Cash Equivalents –
For the purposes of the Consolidated Statement of Cash Flows, the Trust defines Cash and Cash Equivalents as cash (including foreign currency), restricted cash, money market funds that qualify as a cash equivalent and other investments held in lieu of cash.

K.
Securities Purchased on a When-Issued and Delayed Delivery Basis
– The Trust may purchase and sell securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Trust on such interests or securities in connection with such transactions prior to the date the Trust actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Trust will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

L.
Foreign Currency Translations
– Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Trust may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Trust invests and are shown in the Consolidated Statement of Operations.
The performance of the Trust may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar. Currency rates in foreign countries may fluctuate for a number of reasons, including changes in interest rates, political, economic, or social instability and development, and imposition of currency controls. Currency controls in certain foreign jurisdictions may cause the Trust to experience significant delays in its ability to repatriate its assets in U.S. dollars at quoted spot rates, and it is possible that the Trust’s ability to convert certain foreign currencies into U.S. dollars may be limited and may occur at discounts to quoted rates. As a result, the value of the Trust’s assets and liabilities denominated in such currencies that would ultimately be realized could differ from those reported on the Consolidated Statement of Assets and Liabilities. Certain foreign companies may be subject to sanctions, embargoes, or other governmental actions that may limit the ability to invest in, receive, hold, or sell the securities of such companies, all of which affect the market and/or credit risk of the investments. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.
M.
Forward Foreign Currency Contracts
– The Trust may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Trust may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Trust may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount
(non-deliverable
forwards).
A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Trust owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
N.
Industry Focus
– To the extent that the Trust invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Trust’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

O.
Bank Loan Risk
– Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Trust’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk that an entity with which the Trust has unsettled or open transactions may fail to or be unable to perform on its commitments. The Trust seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

P.
Leverage Risk
– The Trust may utilize leverage to seek to enhance the yield of the Trust by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Trust’s leverage strategy will be successful.

Q.
Other Risks
- The Trust may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments. The Trust invests in corporate loans from U.S. or
non-U.S.
companies (the “Borrowers”). The investment of the Trust in a corporate loan may take the form of participation interests or assignments. If the Trust purchases a participation

33	Invesco Senior Income Trust

interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Trust would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Trust’s rights against the Borrower but also for the receipt and processing of payments due to the Trust under the corporate loans. As such, the Trust is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Trust and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
Fluctuations in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Trust, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets. This could result in higher than normal redemptions by shareholders, which could potentially increase the Trust’s portfolio turnover rate and transaction costs.
In making a loan directly to the borrower (“direct loan”), the Trust is exposed to the credit risk that the borrower may default or become insolvent and, consequently, that the Trust will lose money on the loan. Furthermore, direct loans may subject the Trust to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Trust to dispose of a direct loan and/or to value the direct loan. When engaging in direct lending, the Trust’s performance may depend, in part, on the ability of the Trust to originate loans on advantageous terms. In originating and purchasing loans, the Trust will compete with a broad spectrum of lenders. Increased competition for, or a decrease in the available supply of, qualifying loans could result in lower yields on such loans, which could adversely affect Trust performance.
By investing through the LLC and Subsidiary, the Trust is exposed to the risks associated with the investments of the LLC and Subsidiary (which risks are generally the same as the Trust’s investment risks). The LLC and Subsidiary are not registered under the 1940 Act, and, except as otherwise noted in the Trust’s prospectus, are not subject to the investor protections of the 1940 Act. However, the Trust will comply with the applicable requirements of the 1940 Acton a consolidated basis with its LLC and Subsidiary, and the LLC and Subsidiary will be subject to the same investment restrictions and limitations, and will adhere to the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the jurisdiction in which the LLC and Subsidiary are organized, including any changes in the interpretations of, or treatment with respect to, applicable federal tax-related
matters impacting the Trust and its status as a regulated investment company, could result in the inability of the Trust, LLC and/or the Subsidiary to operate as intended and could adversely affect the Trust and its shareholders.
Investments through the Subsidiary, which is taxable as a corporation for U.S. federal income tax purposes, may incur entity-level income taxes on their earnings, which ultimately may reduce the return to shareholders.
NOTE 2–Advisory Fees and Other Fees Paid to Affiliates
The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Trust accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.85% of the Trust’s average daily managed assets. Managed assets for this purpose means the Trust’s net assets, plus assets attributable to any outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Trust’s consolidated financial statements for purposes of GAAP.)
The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of 0.85% of the Subsidiary’s average daily net assets. To the extent the Trust invests in the Subsidiary, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from the Trust, in an amount equal to 100% of the advisory fee that the Adviser receives from the Subsidiary.
Under the terms of a master
sub-advisory
agreement between the Adviser and each of Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Management S.A., Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated
Sub-Advisers”)
the Adviser, not the Trust, will pay 40% of the fees paid to the Adviser to any such Affiliated
Sub-Adviser(s)
that provide(s) discretionary investment management services to the Trust based on the percentage of assets allocated to such Affiliated
Sub-Adviser(s).
The Adviser has contractually agreed, through at least August 31, 2027, to waive the advisory fee payable by the Trust in an amount equal to the advisory fees earned by the Adviser and/or its affiliates on underlying affiliated investments, including 100% of the net advisory fees the Adviser receives from any affiliated money market funds on investments by the Trust of uninvested cash in such affiliated money market funds.
For the year ended February 28, 2026, the Adviser waived advisory fees of $3,203.
The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Trust. The Trust has also entered into an administrative services agreement with Invesco pursuant to which the Trust has agreed to pay Invesco for certain administrative costs related to monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Trust’s portfolio and providing certain services to the holders of the Trust’s securities. For the year ended February 28, 2026, expenses incurred under these agreements are shown in the Consolidated Statement of Operations as
Administrative services fees
. Invesco has entered into a
sub-administration
agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Trust. Pursuant to a custody agreement with the Trust, SSB also serves as the Trust’s custodian.
Certain officers and trustees of the Trust are officers and directors of Invesco.
NOTE 3–Additional Valuation Information
GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level: Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others. When market movements occur after the close of the relevant foreign securities markets, foreign securities may be fair valued utilizing an independent pricing service.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s

34	Invesco Senior Income Trust

assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
The following is a summary of the tiered valuation input levels, as of February 28, 2026. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Variable Rate Senior Loan Interests	$–	$388,009,591	$341,760,884	$729,770,475

Common Stocks & Other Equity Interests	5,496,040	3,154,443	39,012,297	47,662,780

U.S. Dollar Denominated Bonds & Notes	–	17,852,085	699,133	18,551,218

Non-U.S. Dollar Denominated Bonds & Notes	–	7,307,377	2,587,664	9,895,041

Preferred Stocks	–	–	6,603,182	6,603,182

Money Market Funds	11,944,711	–	–	11,944,711

Total Investments in Securities	17,440,751	416,323,496	390,663,160	824,427,407

Other Investments-Assets*

Investments Matured	–	–	11,566,810	11,566,810

Forward Foreign Currency Contracts	–	702,263	–	702,263

	–	702,263	11,566,810	12,269,073

Other Investments-Liabilities*

Forward Foreign Currency Contracts	–	(47,261)	–	(47,261)

Total Other Investments	–	655,002	11,566,810	12,221,812

Total Investments	$17,440,751	$416,978,498	$402,229,970	$836,649,219

* Forward foreign currency contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.
A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.
The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2026:

						Change in
				Accrued	Realized	Unrealized	Transfers	Transfers
	Value	Purchases	Proceeds	Discounts/	Gain	Appreciation	into	out of	Value
	02/28/25*	at Cost	from Sales	Premiums	(Loss)	(Depreciation)	Level 3**	Level 3**	02/28/26

Variable Rate Senior Loan Interests	$323,423,432	$66,079,691	$(47,312,201)	$1,078,688	$(6,935,163)	$(4,187,578)	$20,103,995	$(10,489,980)	$341,760,884

Common Stocks & Other Equity Interests	26,315,739	11,205,802	(4,643,069)	–	1,935,680	3,762,940	435,205	–	39,012,297

Investments Matured	14,437,154	533,992	(115,467)	(42,286)	778	(3,247,361)	–	–	11,566,810

Preferred Stocks	8,790,052	–	–	–	–	(2,186,870)	–	–	6,603,182

Non-U.S. Dollar Denominated Bonds & Notes	3,478,769	2,500,440	(3,840,505)	120,660	4,214	324,086	–	–	2,587,664

U.S. Dollar Denominated Bonds & Notes	1,256,735	492,624	–	91,684	–	(1,894,853)	752,943	–	699,133

Total	$377,701,881	$80,812,549	$(55,911,242)	$1,248,746	$(4,994,491)	$(7,429,636)	$21,292,143	$(10,489,980)	$402,229,970

*Prior year balances have been adjusted for a change in security classification.
**Transfers into and out of Level 3 are due to increases or decreases in market activity impacting the available market inputs to determine the price.
The following table summarizes the valuation techniques and significant unobservable inputs used in determining fair value measurements for those investments classified as Level 3 at period end:

	Fair Value	Valuation	Unobservable	Range of Unobservable	Weighted Average of Unobservable Inputs
	at 02/28/26	Technique	Inputs	Inputs	Based on Fair Value

Variable Rate Senior Loan Interests	$341,760,884	Comparable Companies	EBITDA Multiple	7.25x - 10.50x	9.17x

		Discounted Cash Flow Model	Discount Rate	7.74% - 17.08%	11.22%

		Third-Party Pricing	Broker Quote	96.63% -98.88% of Par	97.67% of Par

Common Stocks & Other Equity Interests	39,012,297	Comparable Companies	EBITDA Multiple	3.44x – 5.75x	4.98x

Investments Matured	11,566,810	Comparable Companies	EBITDA Multiple	6.25x	–

Preferred Stocks	6,603,182	Comparable Companies	EBITDA Multiple	8.50x	–

Non-U.S. Dollar Denominated Bonds & Notes	2,587,664	Valued at Cost	Acquisition Cost	100.00% of Par	–

U.S. Dollar Denominated Bonds & Notes	699,133	Discounted Cash Flow Model	Discount Rate	19.85%	–

Total	$402,229,970

NOTE 4–Derivative Investments
The Trust may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a trust may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and

35	Invesco Senior Income Trust

close-out
netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.
For financial reporting purposes, the Trust does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.
Value of Derivative Investments at
Period-End
The table below summarizes the value of the Trust’s derivative investments, detailed by primary risk exposure, held as of February 28, 2026:

Value
Derivative Assets	Currency Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$702,263

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$702,263

Value
Derivative Liabilities	Currency Risk

Unrealized depreciation on forward foreign currency contracts outstanding	$(47,261)

Derivatives not subject to master netting agreements	–

Total Derivative Liabilities subject to master netting agreements	$(47,261)

Offsetting Assets and Liabilities
The table below reflects the Trust’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of February 28, 2026.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/ Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Bank of New York Mellon (The)	$ 6,687	$ (6,739)	$(52)	$–	$–	$(52)

Barclays Bank PLC	–	(3,500)	(3,500)	–	–	(3,500)

BNP Paribas S.A.	202,694	(14,005)	188,689	–	–	188,689

Canadian Imperial Bank of Commerce	254,163	–	254,163	–	–	254,163

Citibank, N.A.	2,296	(2,300)	(4)	–	–	(4)

Goldman Sachs International	182,246	–	182,246	–	–	182,246

Royal Bank of Canada	44,545	(17,114)	27,431	–	–	27,431

State Street Bank & Trust Co.	9,632	(3,603)	6,029	–	–	6,029

Total	$ 702,263	$(47,261)	$655,002	$–	$–	$655,002

Effect of Derivative Investments for the year ended February 28, 2026
The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Consolidated Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(7,186,395)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	1,431,038
Total	$(5,755,357)
The table below summarizes the average notional value of derivatives held during the period.

Forward Foreign Currency Contracts
Average notional value	$161,896,321

36	Invesco Senior Income Trust

NOTE 5–Trustees’ and Officers’ Fees and Benefits
Trustees’ and Officers’ Fees and Benefits
include amounts accrued by the Trust to pay remuneration to certain Trustees and Officers of the Trust. Trustees have the option to defer compensation payable by the Trust, and
Trustees
’ and
Officers
’
Fees and Benefits
also include amounts accrued by the Trust to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Trust.
NOTE 6–Cash Balances and Borrowings
The Trust has entered into a $150 million revolving credit and security agreement with Societe Generale and The Toronto-Dominion Bank (the “Societe Generale Credit Agreement”), which will expire on July 7, 2026.
The LLC has entered into a revolving credit and security agreement with Natixis (the “Natixis Credit Agreement”), which will expire on July 7, 2026. The LLC’s Natixis Credit Agreement permitted borrowings as follows: up to $95 million prior to January 20, 2026; up to $80 million from January 20, 2026 through March 25, 2026; and up to $70 million effective March 26, 2026.
The revolving credit and security agreements are secured by the assets of the Trust and the LLC, respectively. The Trust and the LLC are subject to certain covenants relating to their respective revolving credit and security agreements. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreements.
During the year ended February 28, 2026, the average daily balance of borrowing under the Trust’s Societe Generale Credit Agreement was $122,698,630 with an average interest rate of 5.19%.
During the year ended February 28, 2026, the average daily balance of borrowing under the LLC’s Natixis Credit Agreement was $71,123,288 with an average interest rate of 6.94%.
The combined carrying amount of the Trust’s and LLC’s payables for borrowings as reported on the Consolidated Statement of Assets and Liabilities approximates their fair value. Expenses under the revolving credit and security agreements are shown in the Consolidated Statement of Operations as
Interest, facilities and maintenance fees
.
Additionally, the Trust is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end,
are shown in the Consolidated Statement of Assets and Liabilities under the payable caption
Amount due custodian
. To compensate the custodian bank for such overdrafts, the overdrawn Trust may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

37	Invesco Senior Income Trust

NOTE 7–Unfunded Loan Commitments
Pursuant to the terms of certain Senior Loan agreements, the Trust held the following unfunded loan commitments as of February 28, 2026. The Trust intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)

80-20	Delayed Draw Term Loan	$853,337	$(132)

80-20	Revolver Loan	566,118	(173)

A-1 Garage Door Services	Revolver Loan	1,102,481	15,969

AnaCap (AFE S.A. SICAV-RAIF)	Delayed Draw Term Loan	266,639	5,751

Associated Spring	Incremental Delayed Draw Term Loan	922,745	13,041

Associated Spring	Revolver Loan	1,192,779	16,633

Beacon Mobility Corp.	Delayed Draw Term Loan	84,136	171

Capitol Imaging Services LLC	Delayed Draw Term Loan	149,809	273

Capitol Imaging Services LLC	Revolver Loan	94,778	729

Citrin Cooperman Advisors LLC	Delayed Draw Term Loan	416,104	(8,537)

CV Intermediate Holdco Corp. (Class Valuation)	Revolver Loan	702,681	3,003

D&H United Fueling Solutions	Incremental Delayed Draw Term Loan	409,297	(12,996)

D&H United Fueling Solutions	Revolver Loan	4,400	(124)

Eisner Advisory Group LLC	Delayed Draw Term Loan	707,333	3,041

Esquire Deposition Solutions LLC	Revolver Loan	1,279,143	(5,117)

FDH Group Acquisition, Inc.	Delayed Draw Term Loan	832,652	6,747

GC Ferry Acquisition I, Inc. (First Eagle Investment Management LLC)	Delayed Draw Term Loan	382,372	(7,743)

Gougeon Holdings Co., Inc.	Incremental Term Loan	1,226,561	10,505

Gougeon Holdings Co., Inc.	Revolver Loan	491,875	6,793

Hasa Intermediate Holdings LLC	Incremental Delayed Draw Term Loan	107,753	378

Hasa Intermediate Holdings LLC	Incremental Delayed Draw Term Loan	1,366,671	22,738

Hasa Intermediate Holdings LLC	Revolver Loan	699,255	10,599

IPS Corp./CP Iris Holdco	Delayed Draw Term Loan	231,465	(723)

Kantar (Summer BC Bidco/KANGRP)	Revolver Loan	2,984,079	(209,079)

Lamark Media Group LLC	Revolver Loan	216,732	596

M&D Distributors	Revolver Loan	326,037	(6,847)

McDermott International Ltd.	Revolver Loan	2,321,320	(232,132)

MicroCare Holdings LLC	Delayed Draw Term Loan	1,217,128	3,460

MicroCare Holdings LLC	Revolver Loan	1,208,783	11,805

Muth Mirror Systems LLC	Revolver Loan	456,533	(213,494)

NAC Aviation 8 Ltd.	Revolver Loan	1,826,168	0

NAS LLC (d.b.a. Nationwide Marketing Group)	Revolver Loan	301,533	156

Netrix LLC	Revolver Loan	724,308	3,072

NFP Wealth (Chicago US MidCo III)	Delayed Draw Term Loan	133,370	(1,417)

PennAero (Takeoff Buyer, Inc.)	Delayed Draw Term Loan	71,714	269

SDB Holdco LLC (Specialty Dental Brands)	Delayed Draw Term Loan	51,959	3,730

Selecta Group B.V.	Revolver Loan	856,960	23,700

Source Holding Delaware LLC	Delayed Draw Term Loan	735,019	(6,520)

Source Holding Delaware LLC	Revolver Loan	192,294	(714)

Student Transportation of America Holdings, Inc.	Delayed Draw Term Loan	155,732	857

Tank Holding Corp.	Revolver Loan	420,011	(30,038)

Titan Acquisition Holdings L.P.	Delayed Draw Term Loan	1,986	0

US Fertility Enterprises LLC	Delayed Draw Term Loan	222,182	833

US Fitness LLC	Delayed Draw Term Loan	192,429	(1,597)

US Fitness LLC	Revolver Loan	606,208	(3,067)

USALCO LLC	Delayed Draw Term Loan	167,471	261

V Global Holdings LLC	Revolver Loan	998,556	(56,981)

Western Smokehouse Partners	Delayed Draw Term Loan	206,475	(545)

Western Smokehouse Partners	Delayed Draw Term Loan	454,006	(1,834)

38	Invesco Senior Income Trust

Borrower	Type	Unfunded Loan Commitment	Unrealized Appreciation (Depreciation)

Western Smokehouse Partners	Revolver Loan	$319,296	$1,195

		$31,458,673	$(633,505)

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets
Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2026 and 2025:

	2026	2025

Ordinary income*	$50,805,668	$67,567,137

Ordinary income-tax-exempt preferred shares	4,281,178	5,222,259

Return of capital	19,333,607	10,023,843

Total distributions	$74,420,453	$82,813,239

* Includes short-term capital gain distributions, if any.
Tax Components of Net Assets at
Period-End:

2026

Net unrealized appreciation (depreciation) – investments	$(57,341,660)

Net unrealized appreciation (depreciation) – foreign currencies	(143,787)

Temporary book/tax differences	(26,451)

Capital loss carryforward	(254,777,382)

Shares of beneficial interest	847,876,974

Total net assets	$535,587,694

The difference between book-basis and
tax-basis
unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Trust’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and derivative instruments.
The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Trust’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
For the year ended February 28, 2026, the Subsidiary did not incur any current or deferred federal income tax expense.
Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
The Trust has a capital loss carryforward as of February 28, 2026, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$31,459,659	$222,234,584	$253,694,243

Expiring 2031	1,083,139	–	1,083,139

Total	$32,542,798	$222,234,584	$254,777,382

*
Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions
The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Trust during the year ended February 28, 2026 was $324,139,144 and $400,942,238, respectively. As of February 28, 2026, the aggregate cost of investments, including any derivatives, on a tax basis listed below includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$35,210,069

Aggregate unrealized (depreciation) of investments	(92,551,729)

Net unrealized appreciation (depreciation) of investments	$(57,341,660)

Cost of investments for tax purposes is $893,990,879.
NOTE 10–Reclassification of Permanent Differences
Primarily as a result of differing book/tax treatment of foreign currency transactions, return of capital distributions and amortization and accretion on debt securities, on February 28, 2026, undistributed net investment income was increased by $17,454,668, undistributed net realized gain (loss) was increased by $1,993,049 and shares of beneficial interest was decreased by $19,447,717. This reclassification had no effect on the net assets of the Trust.

39	Invesco Senior Income Trust

NOTE 11–Common Shares of Beneficial Interest
Transactions in common shares of beneficial interest were as follows:

	Year Ended February 28,	Year Ended February 28,
	2026	2025

Beginning shares	153,545,293	153,100,505

Shares sold through shelf offering	199,787	–

Shares issued through dividend reinvestment	179,949	444,788

Ending shares	153,925,029	153,545,293

In September 2025, the Board of Trustees of the Trust approved the renewal of the Trust’s share repurchase program that allows the Trust to repurchase up to 25% of the
20-day
average trading volume of the Trust’s common shares when the Trust is trading at a 10% or greater discount to its net asset value. The Trust will repurchase shares pursuant to this program if the Adviser reasonably believes that such repurchases may enhance shareholder value. Shares repurchased by the Trust under this program, if any, are shown in the table above under the caption
Shares redeemed
.
The Trust has filed a registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission authorizing the Trust to issue up to 77,000,000 additional common shares through a “shelf” registration process pursuant to Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”).
During the year ended February 28, 2026, the Trust sold 199,787 common shares at a value of $758,705 (net of offering costs) through its shelf offering. During the year ended February 28, 2025, the Trust did not sell any common shares through its shelf offering. Costs incurred by the Trust in connection with the shelf offering are recorded as deferred offering costs and are amortized pro rata as common shares are sold. Any deferred offering costs remaining after the effectiveness of the initial shelf registration will be expensed.
The Trust has entered into a distribution agreement with Invesco Distributors, Inc. (“IDI”), an affiliate of the Trust and Invesco, to provide for distribution of the Trust’s common shares. IDI has entered into a sub-placement
agent agreement dated March 21, 2025 with JonesTrading Institutional Services LLC pursuant to which JonesTrading Institutional Services LLC will be acting as IDI’s exclusive sub-placement
agent (the
“Sub-Placement
Agent”) with respect to the Trust’s common shares offered pursuant to the Registration Statement.
Under the 1940 Act, the Trust may not sell any common shares at a price below the current net asset value per share of such common shares plus the per share amount of any distributing commission or discount. The Trust or IDI will suspend the sale of common shares if the per share price of the common shares is less than such minimum price. The Trust currently intends to distribute the common shares offered pursuant to the Registration Statement primarily in negotiated transactions or through transactions deemed “at the market,” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange at prices related to the prevailing market prices or at negotiated prices.
The Trust will compensate IDI with respect to sales of common shares at a commission rate of up to 1.00% of the gross proceeds of the sale of the Trust’s common shares. Out of this amount, IDI will compensate the
Sub-Placement
Agent at a rate of up to the full 1.00% of the gross sales proceeds of the sale of the Trust’s common shares sold by the
Sub-Placement
Agent. For the year ended February 28, 2026, IDI retained $7,627 in commissions on the sale of common shares.
NOTE 12–Senior Loan Participation Commitments
The Trust invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Trust and the borrower.
At the year ended February 28, 2026, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Trust ona participation basis.

Selling Participant	Principal Amount	Value

Barclays Bank PLC	$2,321,320	$2,089,188

NOTE 13–Variable Rate Demand Mode Preferred Shares
The Trust issued 500 Series A VRDM Shares and 500 Series B VRDM Shares, each with a liquidation preference of $100,000 per share, pursuant to an offering exempt from registration under the 1933 Act. Societe Generale acts as Liquidity Provider for the Series A VRDM Shares and The Toronto-Dominion Bank, New York Branch, acts as Liquidity Provider for the Series B VRDM Shares. TD Financial Products LLC and Deutsche Bank Trust Company Americas act as the Remarketing Agent and the Tender and Paying Agent, respectively, for both Series of VRDM Shares. The holders of the VRDM Shares of each Series are subject to change from time-to-time,
but generally are expected to be investment companies registered under the 1940 Act, including regulated money market funds subject to Rule
2a-7
thereunder. As of February 28, 2026, the VRDM Shares outstanding were as follows:

Series	Issue Date	Shares Issued	Term Redemption Date
A	10/24/2024	500	11/01/2034

B	10/24/2024	500	11/01/2034

The VRDM Shares are a floating-rate form of preferred shares and are considered debt for financial reporting purposes. The VRDM Shares provide the holders thereof with the optional right to tender their VRDM Shares to the Tender and Paying Agent for remarketing at a price equal to the liquidation preference thereof, plus any accumulated but unpaid dividends thereon (the “Purchase Price”), upon not less than seven calendar days prior notice to the Tender and Paying Agent. Upon exercise of the optional tender right by a holder, the Remarketing Agent will seek to remarket the relevant VRDM Shares at the Purchase Price to one or more new investors. If the remarketing is successful, the proceeds of the sale of the remarketed VRDM Shares are used by the Tender and Paying Agent to pay the tendering holder the Purchase Price. If the Remarketing Agent is unable to remarket some or all of the VRDM Shares tendered for remarketing, the relevant Liquidity Provider provides an irrevocable commitment to purchase such tendered but unremarketed VRDM Shares at the Purchase Price from the tendering holder. The VRDM Shares are also subject to mandatory tender for remarketing by holders thereof upon the occurrence of certain mandatory tender events, including a failure by the Trust to make a scheduled payment of dividends on any VRDM Shares on a monthly dividend payment date, a downgrade in the short-term credit ratings assigned to the relevant Liquidity Provider below a specified level or a failure by the Trust to comply with a maximum “leverage ratio” requirement specified in the governing documents for the VRDM Shares. Additionally, the VRDM Shares are subject to mandatory purchase by the relevant Liquidity Provider upon the occurrence of certain events, including the failure of the relevant Liquidity Provider to renew its liquidity commitment annually, by the fifteenth day prior to the then-applicable termination date of such liquidity commitment.

40	Invesco Senior Income Trust

The VRDM Shares may be redeemed, at the option of the Trust, at any time, in whole or in part, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon to, but excluding, the date fixed for redemption (the “Redemption Price”). The VRDM Shares of each Series are subject to mandatory redemption on the term redemption date, as well as on an earlier date if the Trust fails to maintain a minimum “asset coverage” of the VRDM Shares that is specified in the governing documents for the VRDM Shares. Additionally, if the relevant Liquidity Provider acquires any VRDM Shares in connection with an optional tender, mandatory tender or mandatory purchase and continues to be the holder of such VRDM Shares for a period of six months during which such VRDM Shares cannot be successfully remarketed, the Trust is required to mandatorily redeem such VRDM Shares held by the Liquidity Provider (a “Purchased VRDM Shares Redemption”). In the
six-month
period preceding the term redemption date or a Purchased VRDM Shares Redemption, the Trust will be required to earmark assets having a value equal to 120% of the relevant Redemption Price.
The Trust incurs costs in connection with the issuance and/or extension of the VRDM Shares. These costs are recorded as a deferred charge and are amortized over the term life of the VRDM Shares. Amortization of these costs is included in
Interest, facilities
and maintenance fees
on the Consolidated Statement of Operations, and the unamortized balance is included in the value of
Variable
rate demand mode preferred shares
on the Consolidated Statement of Assets and Liabilities.
Dividends paid on the VRDM Shares (which are treated as interest expense for financial reporting purposes) are declared daily and paid monthly. As of February 28, 2026, the dividend rate on the VRDM Shares of each Series was 3.82%. Such rate is reset once a week by the Remarketing Agent. For each Series of VRDM Shares,the Remarketing Agent determines the dividend rate as being the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the VRDM Shares having a market value equal to the liquidation preference thereof, plus accumulated but unpaid dividends thereon. However, if the relevant Liquidity Provider purchases VRDM Shares in connection with an optional tender, mandatory tender or mandatory purchase, the dividend rate will instead be determined by the Remarketing Agent on the basis of one-month
Term SOFR plus a spread (which spread will increase over time the longer the Liquidity Provider continues to be the holder of such VRDM Shares). The dividend rate will in no case exceed 15% per annum. The average aggregate liquidation preference outstanding and the average annualized dividend rate of the VRDM Shares during the year ended February 28, 2026 were $100,000,000 and 4.28%, respectively.
The Trust is subject to certain restrictions relating to the VRDM Shares, such as maintaining certain “asset coverage” and “leverage ratio” requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and, as noted above could trigger a mandatory redemption or a mandatory tender of the VRDM Shares.
The liquidation preference of VRDM Shares, which approximates fair value, is recorded as a liability under the caption
Variable rate
demand mode preferred shares
on the Consolidated Statement of Assets and Liabilities. Unpaid dividends on VRDM Shares are recognized as Accrued interest expense on the Consolidated Statement of Assets and Liabilities. Dividends paid on VRDM Shares are recognized as a component of
Interest, facilities
and maintenance fees
on the Consolidated Statement of Operations.
NOTE 14–Dividends
The Trust declared the following dividends to common shareholders from net investment income subsequent to February 28, 2026:

Declaration Date	Amount per Share	Record Date	Payable Date
March 2, 2026	$0.0380	March 16, 2026	March 31, 2026

April 1, 2026	$0.0380	April 14, 2026	April 30, 2026

41	Invesco Senior Income Trust

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Invesco Senior Income Trust
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Senior Income Trust and its subsidiary (the “Trust”) as of February 28, 2026, the related consolidated statements of operations and cash flows for the year ended February 28, 2026, the consolidated statement of changes in net assets for each of the two years in the period ended February 28, 2026, including the related notes, and the consolidated financial highlights for each of the five years in the period ended February 28, 2026 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Trust as of February 28, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2026 and the financial highlights for each of the five years in the period ended February 28, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of February 28, 2026 by correspondence with the custodian, transfer agents, agent banks, portfolio company investees and brokers; when replies were not received from transfer agents, agent banks, portfolio company investees and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Houston, Texas
April 28, 2026
We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

42	Invesco Senior Income Trust

Tax Information
Form
1099-DIV,
Form
1042-S
and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.
The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
The Trust designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2026:

Federal and State Income Tax
Qualified Dividend Income*	2.48%
Corporate Dividends Received Deduction*	2.48%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	97.52%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Trust’s fiscal year.

Non-Resident Alien Shareholders
Qualified Interest Income**	80.85%

**The	above percentage is based on income dividends paid to shareholders during the Trust’s fiscal year.

43	Invesco Senior Income Trust

Additional Information
Investment Objective, Policies and Principal Risks of the Trust

Recent Changes
The following information is a summary of certain changes made during the Trust’s most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased the Trust.
Changes to the Trust’s Investment Policies and Principal Risks
Environmental, social and governance (“ESG”) factors are no longer considered as a material part of the portfolio manager’s investment process. Due to this change, the disclosure related to ESG considerations has been removed from the discussion of the Trust’s investment process and “Environmental, Social and Governance (ESG) Considerations Risk” has been removed from the Trust’s principal risk disclosures.
Additionally, effective March 20, 2025, the Board approved the termination of the Trust’s Managed Distribution Plan (the “Plan”). Due to this termination, the Trust’s “Distribution Risk” is no longer a principal risk of the Trust and has been removed from the Trust’s principal risk disclosures below. The removal of the Plan does not mean that the Trust’s monthly distributions are being eliminated, or that the monthly frequency and timing of distributions will be altered.
During the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust, except as noted above.
Investment Objective
The investment objective of the Invesco Senior Income Trust (the “Trust”) is to provide a high level of current income, consistent with preservation of capital. The investment objective is fundamental and may not be changed without approval of a majority of the Trust’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Investment Policies of the Trust
The Trust invests primarily in floating or variable rate senior loans (“Senior Loans”) to corporations, partnerships and other entities (“Borrowers”) which operate in a variety of industries and geographical regions (including domestic and foreign entities). Senior Loans hold (or in the judgment of the Adviser, hold) a senior position in the capital structure of U.S. and foreign corporations, partnerships or other business entities that, under normal circumstances, allow them to have priority of claim ahead of (or at least as high as) other obligations of a borrower in the event of liquidation. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent (“Agent”) of the several Lenders. The Trust may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties and may act as one of the group of Lenders originating a Senior Loan (an “Original Lender”).
In normal market conditions, at least 80% of the Trust’s total assets are invested in Senior Loans (either as an Original Lender or as a purchaser of an Assignment or Participation) of domestic Borrowers or foreign Borrowers. In complying with this 80% investment requirement, the Trust may invest in derivatives and other instruments that have economic characteristics similar to the Trust’s direct investments that are counted toward the 80% investment requirement.
The Trust may invest in the Senior Loans of
non-U.S.
issuers. The Trust’s investments in Senior Loans may also include up to 5% of its total assets in senior debt obligations that are in the form of notes in addition to investments in Loan Agreements, Participations and Assignments.
The Trust is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio. The Trust’s assets invested in Senior Loans generally consist of Senior Loans with stated maturities of between three and ten years, and with rates of interest which are redetermined either daily, monthly, quarterly or semi-annually; provided, however, that the Trust may invest up to 5% of its total assets in Senior Loans which permit the Borrower to select an interest rate redetermination period of up to one year. The actual remaining maturity of the Trust’s portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Trust’s portfolio.
In normal market conditions, the Trust may invest up to 20% of its total assets in any combination of (1) equity securities (including common stocks, preferred stocks, rights, warrants, and securities convertible into common stock), (2) junior debt securities or securities with a lien on collateral lower than a senior claim on collateral, (3) high quality short-term debt securities, (4) credit-linked deposits and (5) Treasury Inflation Protected Securities (“U.S. TIPS”) and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities. Warrants, equity securities and junior debt securities will not be treated as Senior Loans and thus assets invested in such securities will not count toward the 80% of the Trust’s total assets that normally will be invested in Senior Loans.
The Trust may invest up to 20% of its total assets in Senior Loans which are not secured by any collateral.
The Trust may invest a substantial portion of its assets in Senior Loans, the Borrowers with respect to which have outstanding debt securities which are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but determined by the Adviser to be of comparable quality to such securities. Debt securities rated below investment grade or unrated but of comparable quality commonly are referred to as “junk bonds.” The Trust will invest only in those Senior Loans with respect to which the Borrower, in the opinion of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized
Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. In addition, the Adviser will consider, and may rely in part, on the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.
The Trust may invest up to 100% of its assets in Participations. The Trust will only acquire Participations if the Lender selling the Participation, and any other persons positioned between the Trust and the Lender, (i) at the time of investment has outstanding debt or deposit obligations rated investment grade
(BBB-
or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Ratings (“Moody’s”)) or unrated but determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Trust.† The Trust may also purchase Assignments from Lenders.
The Trust will purchase an Assignment or act as a Lender with respect to a syndicated Senior Loan only where the Agent with respect to such Senior Loan at the time of investment has outstanding debt or deposit obligations rated investment grade
(BBB-
or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Ratings (“Moody’s”)) or determined by the Adviser to be of comparable quality. Further, the Trust will not purchase interests in Senior Loans unless such Agent, Lender or positioned person has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Trust.
A Lender may have certain obligations pursuant to a Loan Agreement, which may include the obligation to make additional loans in certain circumstances. The Trust currently intends to reserve against such contingent obligations by segregating cash, liquid securities and/or liquid Senior Loans sufficient to cover such commitments. The Trust will not purchase interests in Senior Loans that would require the Trust to make any such additional loans if such additional loan commitments in the aggregate would exceed 20% of the Trust’s total assets or would cause the Trust to fail to meet 1940 Act diversification requirements.
Structured Products and Derivatives.
The Trust also may invest up to 10% of its total assets in structured notes with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes, collateralized debt and loan obligations, credit-linked notes, credit default swaps and other types of structured investments (referred to collectively as “structured products”). Structured products where the rate of return is determined by reference to a Senior Loan will be treated as senior loans for the purposes of complying with the Trust’s policy of normally investing at least 80% of its total assets in Senior Loans. Collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) are types of asset-backed securities issued by special purpose vehicles created to reapportion the risk and return

44	Invesco Senior Income Trust

characteristics of a pool of assets. A credit-linked note is a structured instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation).
The Trust may invest in credit default swaps (“CDS”) to enhance the yield on its portfolio or to increase income available for distributions or for other non-hedging
purposes. A CDS is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. A buyer of a CDS is said to buy protection whereas a seller of a CDS is said to sell protection. When the Trust buys a CDS, it is utilizing the swap for hedging purposes similar to other hedging strategies described herein. When the Trust sells a CDS, it is utilizing the swap to enhance the yield on its portfolio to increase income available for distribution or for other non-hedging
purposes, and the Trust is subject to the 10% limitation described herein on structured products.
The Trust may use other derivative instruments (including futures, swaps and forward currency contracts) for a variety of purposes, including hedging, risk management, portfolio management or to earn income.
The Trust can use currency futures and currency swaps to hedge its exposure to foreign currencies and engage to a greater extent in foreign currency transactions either on a spot basis (i.e., for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to mitigate the risk of foreign currency exposure. Spot contracts allow for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time. A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Trust can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.
Direct Loan Origination.
The Trust may originate Senior Loans directly or through investments in one or more wholly-owned subsidiaries (each, a “Subsidiary”). The Trust may originate loans in order to obtain exposure to middle market loan transactions which will generally be first and second lien Senior Loans. Such borrowers may have credit ratings that are determined by one or more NRSRO or the Adviser to be below investment grade. The loans the Trust originates may vary in maturity and/or duration. The Trust is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. Currently, the Trust participates in direct lending opportunities through its indirect investment in a Subsidiary, the Invesco Senior Income Loan Origination LLC (the “LLC”), a Delaware limited liability company. The Trust owns all beneficial and economic interests in the Invesco Senior Income Loan Origination Trust, a Massachusetts Business Trust (the “Loan Origination Trust”), which in turn owns all beneficial and economic interests in the LLC. The Trust may invest up to 60% of its net assets in originated loans.
Co-Investment.
The Trust may
co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions outlined in an Exemptive Order granted to the Trust by the SEC. The Trust may co-invest
with its affiliates in Senior Loans, including Senior Loans directly originated by the Trust or its affiliates and may also engage in direct origination of Senior Loans with its affiliates, all in accordance with the terms and conditions of the Exemptive Order.
Blocker Subsidiaries.
The Trust may invest a portion of its assets indirectly through one or more wholly owned subsidiaries organized as a Delaware limited liability company that has elected to be treated as a corporation for U.S. federal income tax purposes (each, a “Blocker Subsidiary,” and together, the “Blocker Subsidiaries”). The Trust may employ a Blocker Subsidiary if it believes it is desirable to do so to comply with the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, such as in connection with equity interests in operating partnerships that may be received as a result of loan restructurings.
Rule 144A Securities and Other Exempt Securities Risk.
The Trust may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended.
Preferred Shares and Leverage.
The Trust may issue preferred shares as leverage. The Trust currently utilizes Variable Rate Demand Mode Preferred Shares (“VRDM”) Shares as leverage in order to enhance the yield of its common shareholders. For additional information regarding the VRDM Shares, see “Notes to Consolidated Financial Statements.”
Borrowing and Leverage.
The Trust currently utilizes leverage in the form of borrowings through a credit facility in an effort to maximize returns. The amount of borrowings outstanding from time to time may vary, depending on the Adviser’s analysis of market conditions and interest rate movements.
Investment Process.
In managing the Trust, the portfolio managers generally take a multi-strategy approach to private credit allocation across direct lending, broadly syndicated loans, and special situations, seeking to take advantage of market opportunities and potential market inefficiencies. They seek to efficiently allocate risk within the portfolio in order to maximize risk-adjusted returns through five different considerations consisting of credit selection, sector migration, risk positioning, asset selection, and trading. The portfolio managers evaluate overall investment opportunities and risks among the types of investments the Trust can hold. They analyze the credit standing and risks of borrowers whose loans or debt securities they are considering for the Trust’s portfolio. They evaluate information about borrowers from their own research or research supplied by rating organizations, agent banks or other sources and select only those loans that they believe are likely to pay the interest and repay the principal when it becomes due. The portfolio managers consider many factors, including, among others:
∎
the borrower’s past and expected future financial performance;
∎
the experience and depth of the borrower’s management;
∎
the status of the borrower’s industry and its position in that industry;
∎
the collateral for the loan or other debt security;
∎
the borrower’s assets and cash flows; and
∎
the credit quality of the debt obligations of the bank servicing the loan and other intermediaries imposed between the borrower and the Trust.
There can be no assurance that the portfolio managers’ analysis will identify all of the factors that may impair the value of a Senior Loan or other investment.
Principal Risks of Investing in the Trust
As with any fund investment, loss of money is a risk of investing. The risks associated with an investment in the Trust can increase during times of significant market volatility. The principal risks of investing in the Trust are:
Market Risk.
The market values of the Trust’s investments, and therefore the value of the Trust’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Trust’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability and uncertainty, or adverse investor sentiment generally. The value of the Trust’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. In addition, economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries. Natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, changes in trade regulation, including tariffs or economic sanctions, economic crisis or other events may have a significant impact on the value of the Trust’s investments, as well as the financial markets and global economy generally. Such circumstances may also impact the ability to effectively implement the Trust’s investment strategy. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Trust will rise in value.
Increasingly strained relations between the U.S. and foreign countries may adversely affect U.S. issuers, as well as
non-U.S.
issuers. A decrease in U.S. imports or exports, changes in trade regulations, including the imposition of tariffs or other economic sanctions on traditional allies or adversaries and their responses thereto, inflation, and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy, global financial markets as a whole and the securities to which the Trust has exposure. Proposed and adopted policy and legislative actions in the U.S. may impact many aspects of financial and other regulations and may have a significant effect, including potentially adversely, on U.S. markets generally and the value of certain securities. The continued maintenance of elevated debt levels by the U.S. government as projected by governmental agencies and non-governmental
organizations, or the imposition of U.S. austerity measures, could potentially constrain future economic growth and the ability to effectively

45	Invesco Senior Income Trust

respond to economic downturns. If these trends were to continue, they could adversely impact the U.S. economy, global financial markets as a whole and the securities in which the Trust invests.
∎
Market Disruption Risks Related to Armed Conflict and Geopolitical Tension.
As a result of increasingly interconnected global economies and financial markets, armed conflict and geopolitical tension between countries or in a geographic region, for example continuing conflicts between Russia and Ukraine in Europe and the war in Iran, have the potential to adversely impact the Trust’s investments. Such conflicts and tensions, and other corresponding events, have had, and could continue to have, severe negative effects on regional and global economic and financial markets, including increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors. The timing and duration of such conflicts and tensions, resulting sanctions, related events and other impacts cannot be predicted. The foregoing may result in a negative impact on Trust performance and the value of an investment in the Trust, even beyond any direct investment exposure the Trust may have to issuers located in or with significant exposure to an impacted country or geographic regions.

Senior Loans and Other Loans Risk.
There are a number of risks associated with an investment in Senior Loans including credit risk, interest rate risk, liquidity risk, valuation risk and prepayment risk. These risks are typically associated with debt securities but may be heightened in part because of the limited public information regarding Senior Loans. Senior Loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Trust’s ability to sell Senior Loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Trust. As a result, the Trust may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding Senior Loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. The value of Senior Loans can be affected by, and is sensitive to, changes in government regulation and to economic downturns in the United States and abroad. These risks could cause the Trust to lose income or principal on a particular investment, which in turn could affect the Trust’s returns. Newly originated loans (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Trust may experience lower levels of recoveries than has historically been the norm.
In addition to the risks typically associated with debt securities, senior loans are also subject to the risk that a court could subordinate a senior loan, which typically holds a senior position in the capital structure of a borrower, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Loans usually have mandatory and optional prepayment provisions. If a borrower prepays a loan, the Trust will have to reinvest the proceeds in other loans or financial assets that may pay lower rates of return.
Loans are subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate or take possession of. In the event of a default, the Trust may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lenders’ security interest or their enforcement of their security under the loan agreement may be found by a court to be invalid or the collateral may be used to pay other outstanding obligations of the borrower. The Trust’s access to collateral, if any, may be limited by bankruptcy, other insolvency laws, or by the type of loan the Trust has purchased. As a result, a collateralized loan may not be fully collateralized and can decline significantly in value.Loan investments are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Highly leveraged loans also may be less liquid than other loans. If the Trust voluntarily or involuntarily sold those types of loans, it might not receive the full value it expected.
Due to restrictions on transfers in loan agreements and the nature of the private syndication of loans including, for example, the lack of publicly-available information, some loans are not as easily purchased or sold as publicly-traded securities. Some loans are illiquid, which may make it difficult for the Trust to value them or dispose of them at an acceptable price when it wants to. Additionally, valuation of Senior Loans may require greater research due to limited public information available and elements of judgment may play a greater role in valuation since there may be a lack of objective data available. The market price of investments in floating rate loans is expected to be less affected by changes in interest rates than fixed-rate investments because floating rate loans pay a floating rate of interest that will fluctuate as market interest rates do and therefore should more closely track market movements in interest rates.Direct investments in loans and, to a lesser degree, investments in participation interests in or assignments of loans may be limited. A limited availability of loans could reduce the amount of attractive investments for the Trust. If market demand for loans increases, the interest paid by loans that the Trust holds may decrease. Due to the possible limited availability of loans in the market at a given time in which the Trust can invest, there is a risk
that the Trust may not be able to invest a sufficient amount in loans at all times to meet its 80% asset investment requirement (including borrowings for investment purposes).
Compared to securities and to certain other types of financial assets, purchases and sales of loans take relatively longer to settle. This extended settlement process can (i) increase the counterparty credit risk borne by the Trust; (ii) leave the Trust unable to timely vote, or otherwise act with respect to, loans it has agreed to purchase; (iii) delay the Trust from realizing the proceeds of a sale of a loan; (iv) inhibit the Trust’s ability to re-sell
a loan that it has agreed to purchase if conditions change (leaving the Trust more exposed to price fluctuations); (v) prevent the Trust from timely collecting principal and interest payments; and (vi) expose the Trust to adverse tax or regulatory consequences.
If the Trust invests in a loan via a participation, the Trust will be exposed to the ongoing counterparty risk of the entity providing exposure to the loan (and, in certain circumstances, such entity’s credit risk) in addition to the exposure the Trust has to the creditworthiness of the borrower. The terms of the participation may not entitle the Trust to all rights of a direct lender under the loan (for example, with respect to consent, voting or enforcement rights). Therefore, the Trust’s rights under a participation interest for a particular loan may be more limited than the rights of the original lender or an investor who acquires an assignment of that loan. Where the Trust invests in a loan via a participation, the Trust generally will have no right of direct recourse against the borrower or ability to otherwise directly enforce the terms of the loan agreement.
In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower or an arranger, lenders will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law
fraud protections under applicable state law.
Risk of Second Lien or Other Subordinated or Unsecured Loans or Debt.
Second lien or other subordinated or unsecured loans or debt generally are subject to similar risks associated with investments in Senior Loans. Because second lien or other subordinated or unsecured loans or debt are lower in priority of payment to Senior Loans, they are subject to additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral.
Debt Securities Risk.
The prices of debt securities held by the Trust will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Trust to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Trust’s distributable income because interest payments on floating rate debt instruments held by the Trust will decline. The Trust could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. If an issuer seeks to restructure the terms of its borrowings or the Trust is required to seek recovery upon a default in the payment of interest or the repayment of principal, the Trust may incur additional expenses. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The credit analysis applied to the Trust’s debt securities may fail to anticipate such changes, which could result in buying

46	Invesco Senior Income Trust

a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
High Yield Debt Securities (Junk Bond) Risk.
Compared to higher quality debt securities, high yield debt securities (commonly referred to as “junk bonds”) and other lower-rated securities involve a greater risk of default or price changes due to changes in the credit quality of the issuer because they are generally unsecured and may be subordinated to other creditors’ claims. High yield debt securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile. The values of high yield debt securities often fluctuate more in response to political, regulatory or economic developments than higher quality bonds, and their values can decline significantly over short periods of time or during periods of economic difficulty when the bonds could be difficult to value or sell at a fair price, thus subjecting the Trust to a substantial risk of loss.
Changing Fixed Income Market Conditions Risk.
Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Trust’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan or other legislation aimed at addressing financial or economic conditions, the threat of a federal government shutdown, and threats not to increase or suspend the federal government’s debt limit may also, among other things, affect investor and consumer expectations and confidence in the financial markets, including in the U.S. government’s credit rating and ability to service its debt. Such changes and events may adversely impact the Trust, including its operations, universe of potential investment options, and return potential.
Financial Services Sector Risk.
The Trust may be susceptible to adverse economic or regulatory occurrences affecting the financials sector. Financial services companies are subject to extensive government regulation and, as a result, their profitability may be affected by new regulations or regulatory interpretations. Changes in interest rates can have a disproportionate effect on the financials sector and financial services companies whose securities the Trust may purchase may themselves have concentrated portfolios, which makes them vulnerable to economic conditions that affect that sector. Financial services companies have also been affected by increased competition, which could adversely affect the profitability or viability of such companies.
Interest Rate Risk.
Interest rate risk is the risk that rising interest rates will cause the values of the Trust’s investments to decline. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates rise, the decrease in values of outstanding debt securities may not be offset by higher income from new investments. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Trust’s investments in new securities may be at lower yields and may reduce the Trust’s income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change; thus, interest rate risk is usually greater for securities with longer maturities or durations. “Zero-coupon” or “stripped” securities may be particularly sensitive to interest rate changes.
Market Discount from Net Asset Value Risk.
Shares of
closed-end
investment companies like the Trust frequently trade at prices lower than their net asset value. Because the market price of the Trust’s common shares is determined by factors such as relative market supply and demand, general market and economic circumstances, and other factors beyond the control of the Trust, the Trust cannot predict whether its shares of common stock will trade at, below or above net asset value. This characteristic is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of investment activities. Common shareholders bear a risk of loss to the extent that the price at which they sell their shares is lower than at the time of purchase.
Loan Origination Risks.
In making a direct loan, the Trust is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Trust will lose money on the loan. Furthermore, direct loans may subject the Trust to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Trust to dispose of a direct loan and/ or to value the direct loan. When engaging in direct lending, the Trust’s performance may depend, in part, on the ability of the Trust to originate loans on advantageous terms. In originating and purchasing loans, the Trust will compete with a broad spectrum of lenders. Increased competition for, or a decrease in the available supply of, qualifying loans could result in lower yields on such loans, which could adversely affect Trust performance.
Loan Collateral Valuation Risk.
Different types of assets may be used as collateral for the Trust’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan.
There is no assurance that the Trust will correctly evaluate the value of the assets collateralizing the Trust’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Trust funds, the Trust may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Trust or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, the Trust may have difficulty disposing of the assets used as collateral for a loan.
Regulatory Risk.
Various state licensing requirements could apply to the Trust with respect investments in, or the origination and servicing of loans and similar assets. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Trust’s (or its Subsidiary’s) or the Adviser’s license, as applicable, which in turn could require the Trust to divest assets located in or secured by real property located in that state. To the extent the Trust (or its Subsidiary) obtains licenses or is required to comply with related regulatory requirements, the Trust could be subject to increased costs and regulatory oversight by governmental authorities, which may have an adverse effect on its results or operations.
Subsidiary Risk.
By investing through one or more Subsidiaries, if any, the Trust is indirectly exposed to the risks associated with the Subsidiaries’ investments (which risks are generally the same as the investment risks described in this annual report applicable to the Trust). Subsidiaries will not be registered as investment companies under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. However, the Trust will comply with the applicable requirements of the 1940 Act on a consolidated basis with its Subsidiaries (if any) and each such Subsidiary will be subject to the same investment restrictions and limitations, and will adhere to the same compliance policies and procedures, as the Trust. Changes in the laws of the United States and/or the jurisdiction in which a Subsidiary is organized, including any changes in the interpretations of, or treatment with respect to, applicable federal tax-related
matters impacting the Trust and its status as a regulated investment company, could result in the inability of the Trust and/or the Subsidiary to operate as described herein and could adversely affect the Trust.
For domestic subsidiaries, investments through a wholly-owned domestic entity that is taxable as a corporation for U.S. federal income tax purposes may incur entity-level income taxes on their earnings, which ultimately may reduce the return to shareholders.
Investments in Middle-Market Companies.
Investments in middle-market companies may entail greater risks than are customarily associated with investments in large companies. Middle-market companies may have more limited product lines, markets and financial resources, and may be dependent on a smaller management group. As a result, such companies may be more vulnerable to general economic trends and to specific changes in markets and technology. In addition, future growth may be dependent on additional financing, which may not be available on acceptable terms when required. Furthermore, there is ordinarily a more limited marketplace for the sale of interests in smaller, private companies, which may make realizations of gains more difficult, by requiring sales to other private investors. In addition, the relative illiquidity of investments held by closed-end
funds generally, and the somewhat greater illiquidity of
closed-end
fund investments in middle-market companies, could make it difficult for the Trust to react quickly to negative economic or political developments.
Conflicts of Interest Risk Related to
Co-Investing.
The Adviser and certain of its affiliates may experience conflicts of interest in

47	Invesco Senior Income Trust

connection with
co-investment
transactions. The Exemptive Orders impose various conditions on the Trust and the Adviser intended to ensure that any co-investment
transactions are done in a fair and equitable manner. However, conflicts may nonetheless arise, including, but not limited to, the following:
∎
The Adviser may be incentivized to pursue a
co-investment
transaction for reputational or other reasons that are not directly advantageous to the Trust. For example, the Adviser may receive a higher advisory fee from an affiliated fund that would be a participant in a co-investment
transaction with the Trust, in which case the Adviser might be incentivized to recommend that the Trust participate in riskier co-investment
transactions than would be the case if the Trust was the only participant.

∎
By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public
information or otherwise be restricted from purchasing certain potential Trust investments that otherwise might have been purchased or be restricted from selling certain Trust investments that might otherwise have been sold at the time.

Valuation Risk and Conflicts of Interest Created by Valuation Process for Certain Portfolio Holdings.
The Trust’s portfolio investments may include loans that are not publicly traded and for which no market-based price quotation is available. As a result, the fair value of these loans will be determined in good faith in accordance with the valuation policy approved by the Board and related procedures. In connection with that determination, investment professionals from the Adviser may provide input regarding valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. Input from the Adviser’s investment professionals as part of the Trust’s valuation process could result in a conflict of interest as the Adviser’s management fee is based, in part, on the value of the Trust’s assets. Because such valuations are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Due to this uncertainty, the Trust’s fair value determinations may cause the Trust’s NAV on a given date to materially understate or overstate the value that it may ultimately realize upon the sale of one or more of its investments.
Defaulted Securities Risk.
Defaulted securities, where the issuer has defaulted on the payment of interest and/or principal, are speculative and involve substantial risks. Although defaulted securities can offer significant potential for higher returns or for an exchange offer for other securities that offer this potential, there can be no assurance that the Trust will achieve these returns or that the issuer will make an exchange offer. The Trust will generally not receive interest payments on defaulted securities and may incur costs to protect its investment. In addition, defaulted securities involve the substantial risk that principal will not be repaid. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Credit Risk.
The issuers of instruments in which the Trust invests may be unable to meet interest and/or principal payments. This risk is increased to the extent the Trust invests in junk bonds, which may cause the Trust to incur higher expenses to protect its interests. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities. An issuer’s securities may decrease in value if its financial strength weakens, which may reduce its credit rating and possibly its ability to meet its contractual obligations. In the event that an issuer of securities held by the Trust experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Trust’s securities relate. Further, the Trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Trust may be unable to obtain full recovery on such amounts.
Credit Quality Risk.
The Trust can invest in securities that are rated or unrated. “Investment-grade” securities are those rated within the four highest rating categories by nationally recognized statistical rating organizations such as Moody’s or S&P (or, in the case of unrated securities, determined by the investment adviser to be comparable to securities rated investment-grade). “Below-investment-grade” securities are those that are rated below those categories, which are also referred to as “junk bonds.” While securities rated within the fourth highest category by S&P (meaning BBB) or by Moody’s (meaning Baa) are considered“investment-grade,” they have some speculative characteristics. If two or more nationally recognized statistical rating organizations have assigned different ratings to a security, the investment adviser uses the highest or lowest rating assigned.
Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. Rating organizations might not change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. In selecting securities for its portfolio and evaluating their income potential and credit risk, the Trust does not rely solely on ratings by rating organizations but evaluates business, economic and other factors affecting issuers as well. Many factors affect an issuer’s ability to make timely payments, and the credit risk of a particular security may change over time. The Adviser also may use its own research and analysis to assess those risks. If a bond is insured, it will usually be rated by the rating organizations based on the financial strength of the insurer.
Unrated Securities Risk.
The Adviser may internally assign ratings to securities that are not rated by any nationally recognized statistical rating organization, after assessing their credit quality and other factors, in categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Adviser’s credit analysis process is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization. Unrated securities are considered “investment-grade” or “below-investment-grade” if judged by the Adviser to be comparable to rated investment-grade or below-investment-grade securities. The Adviser’s rating does not constitute a guarantee of the credit quality. In addition, some unrated securities may not have an active trading market or may trade less actively than rated securities, which means that the Trust might have difficulty selling them promptly at an acceptable price.
In evaluating the credit quality of a particular security, whether rated or unrated, the Adviser will normally take into consideration a number of factors such as, if applicable, the financial resources of the issuer, the underlying source of funds for debt service on a security, the issuer’s sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation, the degree of community support for the financed facility, the capabilities of the issuer’s management, and regulatory factors affecting the issuer or the particular facility. A reduction in the rating of a security after the Trust buys it will not require the Trust to dispose of the security. However, the Adviser will evaluate such downgraded securities to determine whether to keep them in the Trust’s portfolio.
Liquidity Risk.
The Trust may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. An investment may be illiquid due to a lack of trading volume in the investment or if the investment is privately placed and not traded in any public market or is otherwise restricted from trading. Liquid securities can become illiquid during periods of market stress.
Restricted Securities Risk.
Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Trust from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility. In addition, the Trust may get only limited information about the issuer of a restricted security and therefore may be less able to predict a loss.
Rule 144A Securities and Other Exempt Securities Risk.
The Trust may invest in Rule 144A securities and other types of exempt securities, which are not registered for sale pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act” or “Securities Act”). These securities are also known as privately issued securities, and typically may be resold only to qualified institutional buyers, or in a privately negotiated transaction, or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met for an exemption from registration. Although such securities may be determined to be liquid, if there are an insufficient number of qualified institutional buyers interested in purchasing such securities at a particular time, the Trust may have difficulty selling such securities at a desirable time or price. As a result, the Trust’s investment in such securities may be subject to

48	Invesco Senior Income Trust

increased liquidity risk. In addition, the issuers of Rule 144A securities may require their qualified institutional buyers (such as the Trust) to keep certain offering information confidential, which could adversely affect the ability of the Trust to sell such securities.
Preferred Shares Risk.
The primary risk associated with the Trust’s issuance of preferred shares, such as the VRDM Shares, is exposing the net asset value of the common shares and total return to increased volatility if the value of the Trust decreases while the value of the preferred shares remains unchanged. Fluctuations in the dividend rates on the VRDM Shares can also impact the Trust’s yield or its distributions to common shareholders. The Trust is subject to certain restrictions relating to the VRDM Shares, such as maintaining certain asset coverage and leverage ratio requirements. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger an increased rate which, if not cured, could cause the mandatory redemption of VRDM Shares at the liquidation preference plus any accumulated but unpaid dividends. For additional information regarding the risks of VRDM Shares, see “Notes to Consolidated Financial Statements”.
Foreign Investment Risk.
Investments in foreign securities involve risks that are beyond those associated with investments in U.S. securities. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities, and foreign securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers.
Foreign securities also are subject to the risks of possible seizure, expropriation, nationalization, political or social instability, or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. Each country has different laws specific to that country that impact investment, which may increase the risks to which investors are subject.
Country-specific rules or legislation addressing investment-related transactions may inhibit or prevent certain transactions from transpiring in a particular country.
To the extent the Trust invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Trust’s returns, unless the Trust has hedged its foreign currency exposure. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, may not always be successful. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S.
companies, making it difficult to evaluate those foreign companies.
From time to time, certain companies in which the Trust invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries the U.S. government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance.
Furthermore, foreign exchanges and broker-dealers generally are subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Differences in clearance and settlement procedures in foreign markets may cause delays in settlement of the Trust’s trades effected in those markets and could result in losses to the Trust due to subsequent declines in the value of the securities subject to the trades. Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. Additionally, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, have no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
Risks of Structured Products.
The Trust may invest in structured products, including CDOs, CBOs, CLOs, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Trust may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the issuer or the entity that sold assets to the special purpose trust. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. When investing in structured products, it is impossible to predict whether the underlying index or prices of the underlying securities will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Trust’s illiquidity to the extent that the Trust, at a particular point in time, may be unable to find qualified buyers for these securities.
CBOs, CLOs and other CDOs are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Trust as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to be considered liquid in some circumstances. In addition to the general risks associated with fixed income securities discussed herein, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CDOs are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Investments in structured notes involve risks including income risk, credit risk and market risk.
Where the Trust’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.
Investing in Stocks Risk.
Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter
securities.
Over-the-counter
securities may be less liquid than exchange-traded securities.
The value of the Trust’s portfolio may be affected by changes in the stock markets. Stocks and other equity securities fluctuate in price in response to changes to equity markets in general. Stock markets may experience significant short-term volatility and may fall or rise sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.The prices of individual stocks generally do not all move in the same direction at the same time. However, individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap
companies, growth or value stocks, or stocks of companies in a particular industry), their share values may fluctuate more in response to events affecting the market for those types of securities.
Preferred Securities Risk.
Preferred securities are subject to issuer-specific and overall market risks that are generally applicable to equity securities as a whole; however, there are special risks associated with investing in preferred securities. Preferred securities may be less liquid than many other types of securities, such as common stock, and generally provide no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, meaning that an issuer’s preferred securities generally pay dividends only after the

49	Invesco Senior Income Trust

issuer makes required payments to holders of its bonds and other debt. This subjects preferred securities to a greater risk of non-payment
than more senior securities. Because of the subordinated position of preferred securities in an issuer’s capital structure, the ability to defer dividend or interest payments for extended periods of time without triggering an event of default for the issuer, and certain other features, preferred securities’ quality and value are heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets. Also, in certain circumstances, an issuer of preferred securities may call or redeem it prior to a specified date or may convert it to common stock, all of which may negatively impact its return. Variable rate preferred securities may be subject to greater liquidity risk than other preferred securities, meaning that there may be limitations on the Trust’s ability to sell those securities at any given time. In addition, the floating rate feature of such preferred securities means that they generally will not experience capital appreciation in a declining interest rate environment.
Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Trust owns a security that is deferring or omitting its distributions, the Trust may be required to report the distribution on its tax returns, even though it may not have received any income. Dividend payments on a preferred security typically must be declared by the issuer’s board of directors, unlike interest payments on debt securities. However, an issuer’s board of directors generally is not under any obligation to declare a dividend for an issuer (even if such dividends have accrued). If an issuer of preferred securities experiences economic difficulties, those securities may lose substantial value due to the reduced likelihood that the issuer’s board of directors will declare a dividend.
Rights and Warrants Risk.
Rights and warrants may be purchased directly or acquired as part of other securities. Warrants are options to purchase equity securities at a specific price during a specific period of time. The price of a warrant does not necessarily move parallel to, and is generally more volatile than, the price of the underlying security. Warrants may be significantly less valuable or worthless on their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price.
Convertible Securities Risk.
The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible securities can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered “equity equivalents” because of the feature that makes them convertible into common stock. Since a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events. These convertible securities are subject to an increased risk of loss and are generally subordinate in rank to other debt obligations of the issuer. Convertible securities may be rated below investment grade and therefore considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade securities.
Warrants, Equity Securities and Junior Debt Securities of the Borrower Risk.
Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower’s assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Trust’s net asset value. Additionally, warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be illiquid.
Derivatives Risk.
The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Trust the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Trust sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Trust’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Trust may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Trust may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Trust’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Futures Contracts Risk.
The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Trust may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement.
Swap Transactions Risk.
Under U.S. financial reform legislation enacted in 2010, certain types of swaps are required to be executed on a regulated market and cleared through a central clearing house counterparty, which may entail further risks and costs for the Trust. Swap agreements are privately negotiated in the over-the-counter
market and may be entered into as a bilateral contract or may be centrally cleared. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted for clearing to a central clearing house counterparty, and the Trust faces the central clearing house counterparty by means of an account with a futures commission merchant that is a member of the clearing house.
Forward Foreign Currency Contracts Risk.
Forward foreign currency contracts are used to lock in the U.S. dollar price of a security denominated in a foreign currency or protect against possible losses from changes in the relative value of the U.S. dollar against a foreign currency. They are subject to the risk that anticipated currency movements will not be accurately predicted or do not correspond accurately to changes in the value of the Trust’s holdings as a consequence of market movements between the date the contract is entered into and the date it is sold, which could result in losses and additional transaction costs. The use of forward contracts could reduce performance if there are unanticipated changes in currency prices. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the currency increases. A forward foreign currency contract may also result in losses in the event of a default or bankruptcy of the counterparty.
Borrowing
and Leverage Risk.
The Trust can borrow up to
one-third
of the value of its total assets (including the amount borrowed) from banks, as permitted by the Investment Company Act of 1940. It can use those borrowings for a number of purposes, including for purchasing securities, which can create “leverage.” In that case, changes in the value of the Trust’s investments will have a larger effect on its share price than if it did not borrow. Borrowing results in interest payments to the lenders and related expenses. Borrowing for investment purposes might reduce the Trust’s return if the yield on the securities purchased is less than those borrowing costs.
Litigation Risk.
From time to time, the Trust may pursue or be involved as a named party in

50	Invesco Senior Income Trust

litigation arising in connection with its role or status as a shareholder, bondholder, lender or holder of portfolio investments, its own activities, or other circumstances. Litigation that affects the Trust’s portfolio investments may result in the reduced value of such investments or higher portfolio turnover if the Trust determines to sell such investments. Litigation could result in significant expenses, reputational damage, increased insurance premiums, adverse judgment liabilities, settlement liabilities, injunctions, diversions of Trust resources, disruptions to Trust operations and/or other similar adverse consequences, any of which may increase the expenses incurred by the Trust or adversely affect the value of the Trust’s shares.
Management
Risk
.
The Trust is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Trust’s portfolio. The Trust could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Trust, which may also adversely affect the ability of the Trust to achieve its investment objective.
Fundamental Investment Restrictions
The Trust is subject to the following investment restrictions, which may be changed only by a vote of the Trust’s outstanding shares:
1. The Trust is a “diversified company” as defined in the 1940 Act. The Trust will not purchase the securities of any issuer if, as a result, the Trust would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the Securities and Exchange Commission (the “SEC”) staff (collectively, the “1940 Act Laws and Interpretations”) or except to the extent that the Trust may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). In complying with this restriction, however, the Trust may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.
2. The Trust may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
3. The Trust may not underwrite the securities of other issuers. This restriction does not prevent the Trust from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Trust may be considered to be an underwriter under the Securities Act of 1933, as amended.
4. The Trust may not make personal loans or loans of its assets to persons who control or are under common control with the Trust, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Trust from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.
5. The Trust may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Trust from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.
6. The Trust may not purchase or sell physical commodities except to the extent permitted by the 1940 Act and any other governing statute, and by the rules thereunder, and by the SEC or other regulatory agency with authority over the Trust.
7. The Trust will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Trust’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or
(ii) tax-exempt
obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Trust will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

†
Standard & Poor’s, Fitch Ratings, Moody’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.
“Non-Rated”
indicates the debtor was not rated and should not be interpreted as indicating low quality. For more information on rating methodology, please visit spglobal.com, fitchratings.com and ratings.moodys.com.

51	Invesco Senior Income Trust

Additional Financial Highlights and Senior Securities
The following information is presented in conformance with annual reporting requirements for funds that have filed a registration statement pursuant to General Instruction A.2 of Form
N-2
(“Short Form
N-2”).
The table below sets forth additional Financial Highlights and each class of senior securities outstanding of the Trust for the years ended, as indicated below. Refer to the “Financial Highlights” for the most recent five years of Financial Highlights and senior securities outstanding, which have been audited by PricewaterhouseCoopers LLP (“PwC”), the Trust’s independent registered public accounting firm. The five years of Financial Highlights and senior securities outstanding of the Trust for the years ended, as set forth in the table below, have been previously audited by PwC but is not covered by the current report of the independent registered public accounting firm.

	Year Ended February 28,		Year Ended February 29,	Year Ended February 28,
	2021		2020	2019	2018	2017
Net asset value per common share, beginning of period	$4.61		$4.79	$4.91	$4.93	$4.30

Net investment income (a)	0.21		0.26	0.23	0.23	0.29

Net gains (losses) on securities (both realized and unrealized)	0.01		(0.17)	(0.09)	0.00	0.63

Total from investment operations	0.22		0.09	0.14	0.23	0.92

Less:
Dividends paid to common shareholders from net investment income	(0.22)		(0.27)	(0.26)	(0.22)	(0.26)

Return of capital	(0.04)		–	–	(0.03)	(0.03)

Total distributions	(0.26)		(0.27)	(0.26)	(0.25)	(0.29)

Net asset value per common share, end of period	$4.57		$4.61	$4.79	$4.91	$4.93

Market value per common share, end of period	$4.17		$4.03	$4.24	$4.40	$4.72

Total return at net asset value (b)	6.49%		2.65%	3.83%	5.32%	22.59%

Total return at market value (c)	11.16%		1.38%	2.57%	(1.42)%	34.22%

Net assets, end of period (000’s omitted)	$699,797		$706,131	$862,231	$883,245	$888,270

Portfolio turnover rate (d)	71%		63%	45%	60%	69%

Ratios/supplemental data based on average net assets applicable to common shares outstanding:
Ratio of expenses: With fee waivers and/or expense reimbursements	2.39	% (e)	3.17%	3.08%	2.64%	2.37%

With fee waivers and/ or expense reimbursements excluding interest, facilities and maintenance fees	1.65	% (e)	1.66%	1.62%	1.61%	1.58%

Without fee waivers and/or expense reimbursements	2.39	% (e)	3.17%	3.08%	2.64%	2.37%

Ratio of net investment income	5.07	% (e)	5.54%	4.84%	4.66%	6.15%

Senior securities:
Total amount of preferred shares outstanding (000’s omitted)	$100,000		$125,000	$125,000	$75,000	$125,000

Asset coverage per $1,000 unit of senior indebtedness (f)	$5,506		$ 4,323	$4,611	$4,275	$5,503

Total borrowings (000’s omitted)	$177,500		$250,000	$273,250	$292,500	$225,000

Asset coverage per preferred share (g)	$799,797		$664,905	$789,785	$1,277,659	$810,616

Liquidating preference per preferred share	$100,000		$100,000	$100,000	$100,000	$100,000

(a)	Calculated using average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)
Total return assumes an investment at the common share market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.

(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets applicable to common shares (000’s omitted) of $646,812.
(f)
Calculated by subtracting the Trust’s total liabilities (not including preferred shares, at liquidation value and borrowings) from the Trust’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(g)
Calculated by subtracting the Trust’s total liabilities (not including preferred shares, at liquidation value) from the Trust’s total assets and dividing this by the total number of preferred shares outstanding.

52	Invesco Senior Income Trust

Summary of Trust Expenses
The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Trust as of February 28, 2026 (except as noted below).

Common Shareholder Transaction Expenses
Sales load paid by you (as a percentage of offering price)	None	1
Offering expenses borne by Common Shareholders (as a percentage of offering price)	None	1
Dividend Reinvestment Plan fees 2	None
	As a percentage of Net Assets Attributable to
Annual expenses	Common Shares 3
Management fees 4	1.29%
Interest payments on borrowed funds 5	3.08
Other expenses	0.52
Total other expenses	3.60
Total annual expenses	4.89%

1	If Common Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Trust.
2	Common Shareholders will pay service fee of $2.50 and brokerage charges if they direct the Plan Agent to sell Common Shares held in a dividend reinvestment account.
3	Based upon average net assets applicable to Common Shares for the fiscal year ended February 28, 2026.
4
The Trust pays the Adviser an annual fee, payable monthly, in an amount equal to 0.85% of the Trust’s average daily Managed Assets. The fee shown above is based upon outstanding leverage of 32% of the Trust’s total assets. If leverage of more than 32% of the Trust’s total assets is used, the management fees shown would be higher

5
Based upon the Trust’s outstanding borrowings of approximately $122,698,630 and $71,123,288, respectively and outstanding preferred shares as of February 28, 2026 of approximately $100,000,000, and the average daily weighted interest rate for the fiscal year ended February 28, 2026 of 5.19% and 6.94%, respectively and dividends on preferred shares at an annual rate of 4.28%.

The purpose of the table and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.
Example
The following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) “Total annual expenses” of 4.89% of net assets attributable to Common Shares and (2) a 5% annual return:*

	1 Year	3 Years	5 Years	10 Years
Total Expenses paid by Common Shareholders 1	$49	$152	$265	$541
* The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Trust’s actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that all dividends and distributions are reinvested at net asset value.
1
The example above does not include sales loads or estimated offering costs. In connection with an offering of Common Shares, the applicable Prospectus Supplement will set forth an Example including sales load and estimated offering costs.

53	Invesco Senior Income Trust

Market and Net Asset Value Information
The following table sets forth, for each of the periods indicated: (i) the high and low closing market prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the high and low net asset value (NAV) of the Common Shares, and (iii) the high and low of the premium or discount to NAV (expressed as a percentage) of shares of the Common Shares. Net asset value is generally determined on each day that the NYSE is open for business.

	Market Price		NAV (1)		Premium/(Discount) to NAV (2)
During Quarter Ended	High	Low	High	Low	High	Low
February 2026	$3.32	$3.09	$3.63	$3.48	(6.52)%	(11.21)%
November 2025	$3.65	$3.25	$3.75	$3.62	(2.14)%	(11.44)%
August 2025	$3.83	$3.60	$3.73	$3.70	2.13%	(3.23)%
May 2025	$4.14	$3.31	$3.86	$3.70	8.16%	(10.54)%
February 2025	$4.15	$3.83	$3.97	$3.86	7.51%	(2.30)%
November 2024	$4.38	$3.85	$4.01	$3.93	9.50%	(2.53)%
August 2024	$4.41	$4.13	$4.06	$3.99	9.70%	3.21%
May 2024	$4.44	$4.12	$4.13	$4.04	9.16%	0.49%
February 2024	$4.21	$4.00	$4.12	$4.06	2.43%	(1.96)%
November 2023	$4.10	$3.76	$4.15	$4.07	(0.73)%	(7.94)%

1	Based on the Trust’s computations.
2	Calculated based on the information presented. Percentages are rounded.
The net asset value per Common Share, the market price, and percentage of premium/(discount) to net asset value per Common Share on February 28, 2026 was $3.48, $3.09, and (11.21)%, respectively. As of February 28, 2026, the Trust had 153,925,029 Common Shares outstanding and net assets applicable to Common Shares of $535,587,694. The Trust cannot predict whether its Common Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount.
Senior Securities
The Trust engaged in senior securities during the prior ten years as follows:

Year Ended	Total Amount Outstanding	Asset Coverage per $1,000	Average Market Value Outstanding
February 28, 2026	$184,000,000	$4,454	$192,150,685
February 28, 2025	$207,000,000	$4,336	$202,638,356
February 29, 2024	$207,000,000	$4,509	$202,197,984
February 28, 2023	$201,000,000	$4,633	$208,621,918
February 28, 2022	$206,000,000	$4,890	$185,419,178
February 28, 2021	$177,500,000	$5,506	$173,431,507
February 29, 2020	$250,000,000	$4,323	$250,870,219
February 28, 2019	$273,250,000	$4,611	$266,569,178
February 28, 2018	$292,500,000	$4,275	$275,360,274
February 28, 2017	$225,000,000	$5,503	$225,000,000

Year Ended	Total Amount Outstanding	Asset Coverage per $1,000	Involuntary Liquidation Preference	Average Market Value Outstanding
February 28, 2026	$100,000,000	$ 6,356	$100,000	$100,000,000
February 28, 2025	$100,000,000	$ 6,906	$100,000	$100,000,000
February 28, 2024	$100,000,000	$ 7,263	$100,000	$100,000,000
February 28, 2023	$100,000,000	$ 7,303	$100,000	$100,000,000
February 28, 2022	$100,000,000	$ 8,013	$100,000	$100,000,000
February 28, 2021	$100,000,000	$ 7,998	$100,000	$107,397,260
February 28, 2020	$125,000,000	$ 6,649	$100,000	$125,000,000
February 28, 2019	$125,000,000	$ 7,898	$100,000	$125,000,000
February 28, 2018	$ 75,000,000	$12,777	$100,000	$ 85,479,452
February 28, 2017	$125,000,000	$ 8,106	$100,000	$125,000,000
Unresolved Staff Comments
The Trust believes that there are no material unresolved written comments, received 180 days or more before February 28, 2026, from the Staff of the Securities and Exchange Commission regarding any of its periodic or current reports under the Securities Exchange Act of 1934 or the Investment Company Act of 1940, or its registration statement.

54	Invesco Senior Income Trust

Trustees and Officers

The address of each trustee and officer is 11 Greenway Plaza, Houston, Texas 77046-1173. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During At Least The Past 5 Years
Interested Trustees
Jeffrey H. Kupor 1 –1968 Trustee	2024
Senior Managing Director, Company Secretary and General Counsel, Invesco Ltd.; Trustee, Invesco Foundation, Inc.; Director, Invesco Advisers, Inc.; Executive Vice President, Invesco Asset Management (Bermuda), Ltd. and Invesco Investments (Bermuda) Ltd; and Vice President, Invesco Group Services, Inc.

Formerly: Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Vice President, Oppenheimer Funds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI Global Institutional, Inc.; Secretary and Vice President, OFI SteelPath, Inc.; Secretary and Vice President, Oppenheimer Acquisition Corp.; Secretary and Vice President, Shareholder Services, Inc.; Secretary and Vice President, Trinity Investment Management Corporation, Senior Vice President, Invesco Distributors, Inc.; Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; Secretary, Sovereign G./P. Holdings Inc.; Secretary, Invesco Indexing LLC; and Secretary, W.L. Ross & Co., LLC

			149	None
Douglas Sharp 1 – 1974 Trustee	2024	Senior Managing Director and Head of Americas & EMEA, Invesco Ltd. Formerly: Director and Chairman, Invesco UK Limited; and Director, Chairman and Chief Executive, Invesco Fund Managers Limited	149	None

1
Mr. Kupor and Mr. Sharp are considered interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because they are officers of the Adviser to the Trust, and officers of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Senior Income Trust

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; and Vice President and Key Account Manager, Liberty Funds Distributor, Inc.	149
Director, Board of Directors of Caron Engineering Inc. Formerly: Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps
(non-profit);
President and Director of Grahamtastic Connection
(non-profit);
and Trustee of certain Oppenheimer Funds

Carol Deckbar – 1962 Trustee	2024	Formerly: Executive Vice President and Chief Product Officer, TIAA Financial Services; Executive Vice President and Principal, College Retirement Equities Fund at TIAA; Executive Vice President and Head of Institutional Investments and Endowment Services, TIAA	149	Formerly: Board Member, TIAA Asset Management, Inc.; and Board Member, TH Real Estate Group Holdings Company
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads);;Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	149
Resideo Technologies (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Investment Company Institute (professional organization); and Independent Directors Council (professional organization) Formerly: Textainer Global Holdings (holding company)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Board Member of the regional board, First Financial Bank Texas; Dean of Mays Business School at Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	149	Insperity, Inc. (formerly known as Administaff) (human resources provider); and Board Member, First Financial Bankshares, Inc. Texas
Elizabeth Krentzman – 1959 Trustee	2019
Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; and Associate at Ropes & Gray LLP

			149	Formerly: Member of the Cartica Funds Board of Directors (private investment funds); Trustee of the University of Florida National Board Foundation; Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee, and Membership Committee; and Trustee of certain Oppenheimer Funds
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	149	Member and Chairman of the Bentley University Business School Advisory Council Formerly: Board Member and Chair of the Audit and Finance Committee and Nominating Committee, KPMG LLP
James “Jim” Liddy – 1959 Trustee	2024	Formerly: Chairman, Global Financial Services, Americas and Retired Partner, KPMG LLP	149	Director and Treasurer, Gulfside Place Condominium Association, Inc. and Non-Executive Director, Kellenberg Memorial High School
Edward Perkin – 1972 Trustee	2025	Former: Chief Investment Officer, Equity, Eaton Vance	149	None
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations; Managing Partner, Radiate Capital (private equity sponsor) Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Group Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	149	None

T-2	Invesco Senior Income Trust

Trustees and Officers
–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees – (continued)
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) and Member, Investment Committee of Historic Charleston Foundation Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	149	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America.

T-3	Invesco Senior Income Trust

Trustees and Officers–
(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Glenn Brightman – 1972 President and Principal Executive Officer	2023
Chief Operating Officer, Investments & Americas, Invesco Ltd.; Senior Vice President, Invesco Advisers, Inc.; President and Principal Executive Officer, The Invesco Funds; Manager, Invesco Investment Advisers LLC; Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd.; Director, Chief Executive Officer and President, Invesco Corporate Class Inc.; Director, Invesco Investment Services, Inc.; and President, Invesco Global Direct Real Estate GP Ltd., Invesco, Inc., Invesco IP Holdings (Canada) Ltd., Invesco Global Direct Real Estate Feeder GP Ltd. and Invesco Financial Services Ltd.

Formerly: Global Head of Finance, Invesco Ltd; Executive Vice President and Chief Financial Officer, Nuveen

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023
Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC and Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Exchange-Traded Self-Indexed Fund Trust and Invesco QQQ Trust, Series 1; Secretary and Senior Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; Secretary and Senior Vice President, Trinity Investment Management Corporation; Manager, Invesco Specialized Products, LLC and Invesco Capital Management LLC; Manager, Tremont Group Holdings, LLC; Director, Tremont (Bermuda) Limited; Assistant Secretary, W.L. Ross & Co., LLC; Assistant Secretary, Invesco Private Capital, Inc.; and Assistant General Counsel and Assistant Secretary, Invesco Senior Secured Management, Inc.

Formerly: Secretary and Senior Vice President, OFI SteelPath, Inc.; Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Assistant Vice President, Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Senior Vice President	2020
Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Senior Vice President, The Invesco Funds; and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Exchange-Traded Self-Indexed Fund Trust and Invesco QQQ Trust, Series 1.

Formerly: Director, Invesco Trust Company; Vice President, The Invesco Funds; Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013
Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020
Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022
Senior Vice President and Senior Officer, The Invesco Funds

Formerly, Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds; Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; Associate, Gaston Snow & Ely Bartlett.
			N/A	N/A

T-4	Invesco Senior Income Trust

Trustees and Officers–
(continued)

Office of the Fund	Investment Adviser	Auditors	Custodian
1331 Spring Street NW, Suite 2500 Atlanta, GA 30309	Invesco Advisers, Inc. 1331 Spring Street NW, Suite 2500 Atlanta, GA 30309	PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund	Transfer Agent	Investment Sub-Adviser
Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021	Invesco Senior Secured Management, Inc. 225 Liberty Street New York, NY 10281

Counsel to the Independent Trustees
Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019

T-5	Invesco Senior Income Trust

Correspondence information
Send general correspondence to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078

Trust holdings and proxy voting information
The Trust provides a complete list of its portfolio holdings four times each fiscal year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Trust’s semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form
N-PORT.
The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Trust’s Form
N-PORT
filings on the SEC website at sec.gov. The SEC file number for the Trust is shown below.
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/
corporate/about-us/esg.
The information is also available on the SEC website, sec.gov.
Information regarding how the Trust voted proxies related to its portfolio securities during the most recent
12-month
period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

SEC file number(s): 811-08743	VK-CE-SINC-AR-1

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”). This Code is filed as an exhibit to this report on Form N-CSR under Item 19(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended February 28, 2026.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee: Anthony J. LaCava, Jr. and James Liddy. Each of these audit committee financial experts is “independent” within the meaning of that term as used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2026	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year Ended 2025
Audit Fees	$118,170	$115,853
Audit-Related Fees(1)	$43,893	$46,396
Tax Fees(2)	$40,797	$51,875
All Other Fees	$0	$0

Total Fees	$202,860	$214,124

(1)	Audit-Related Fees for the fiscal year ended 2026 and 2025 includes fees billed for reviewing regulatory filings.

(2)

Tax Fees for the fiscal years ended 2026 and 2025 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2026 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year Ended 2025 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$1,195,000	$1,141,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$1,195,000	$1,141,000

(1)	Audit-Related Fees for the fiscal years ended 2026 and 2025 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

[1]	Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a. Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b. Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c. Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case-by-case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

•	Management functions;

•	Human resources;

•	Broker-dealer, investment adviser, or investment banking services;

•	Legal services;

•	Expert services unrelated to the audit;

•	Any service or product provided for a contingent fee or a commission;

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

•	Tax services for persons in financial reporting oversight roles at the Fund; and

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services; and

•	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $6,726,000 for the fiscal year ended February 28, 2026 and $6,489,000 for the fiscal year ended February 28, 2025. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $7,961,797 for the fiscal year ended February 28, 2026 and $7,681,875 for the fiscal year ended February 28, 2025.

PwC provided audit services to the Investment Company complex of approximately $35 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Anthony LaCava, Jr., Cynthia Hostetler, Eli Jones, James Liddy, Teresa Ressel and Daniel Vandivort.

(b) Not applicable.

Item 6. Investments.

(a) Investments in securities of unaffiliated issuers is filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others for Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Invesco’s Policy Statement on Global
Corporate Governance
and Proxy Voting
Effective March 2026

Table of Contents

I.	Introduction	3
	A. Our Approach to Proxy Voting	3
	B. Scope of Policy	3

II.	Global Proxy Voting Operational Procedures	3
	A. Oversight and Governance	3
	B. The Proxy Voting Process	4
	C. Proxy Voting Administration	4
	D. Retention and Oversight of Proxy Service Providers	5
	E. Disclosures and Recordkeeping	6
	F. Market and Operational Limitations	7
	G. Securities Lending	7
	H. Conflicts of Interest	8
	I. Voting of Affiliated Holdings and Funds of Funds	9
	J. Review of Policy	9

III.	Our Good Governance Principles	9
	A. Transparency	10
	B. Accountability	11
	C. Board Composition and Effectiveness	13
	D. Capitalization	15
	E. Environmental and Social Issues	16
	F. Executive Compensation and Performance Alignment	17

I.
Introduction
Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients. The policy generally applies where Invesco invests and manages investments on behalf of its clients and has been delegated proxy voting authority.
A.
Our Approach to Proxy Voting
Proxy voting is an integral aspect of the investment management services Invesco provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive long-term shareholder value.
A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.
B.
Scope of Policy
Invesco’s investment teams vote proxies on behalf of Invesco funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A. Additionally, eligible exchange-traded funds may participate in Invesco’s Proxy Voting Choice Program Pilot. Eligible funds are listed in Exhibit B.
II.
Global Proxy Voting Operational Procedures
Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Global Corporate Governance & Advisory team to maintain and facilitate the review of the Procedures annually.
A.
Oversight and Governance
The Global Corporate Governance & Advisory team and the Global Invesco Proxy Advisory Committee (“Global IPAC”) provides oversight of the proxy voting process. For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, Investment Stewardship and Government Affairs departments may also participate in Global IPAC meetings. The Global Head of Corporate Governance & Advisory chairs the committee. The Global IPAC provides a forum for investment teams to:
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monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;
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assist Invesco in meeting regulatory obligations;
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review votes not aligned with our good governance principles; and
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consider conflicts of interest in the proxy voting process.
In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Global Corporate Governance & Advisory team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.
B.
The Proxy Voting Process
When making voting decisions, Invesco’s investment teams may take a wide array of factors into consideration and may utilize information from various sources, including, but not limited to, company filings, company site visits, management engagements, industry trade groups, third-party research, internal proprietary research and Invesco’s internal Good Governance Principles set out in Section III of this policy.
Our Global Voting Policy and Good Governance Principles apply to all relevant asset classes, however, there may be different approaches to voting for certain asset classes. For example, voting decisions with respect to investments in fixed income securities and privately held securities will generally be made by the relevant investment teams based on their evaluation of the specific transactions or matters under consideration. In the event this Policy or Invesco’s Good Governance Principles do not provide a vote recommendation, and an investment team does not make a voting decision, Invesco will vote the proxy item consistent with the recommendation of the issuer.
Invesco’s investment teams are supported by a centralized investment stewardship function, including the Global Corporate Governance & Advisory team which evaluates proxy proposals. For certain investment teams of actively-managed products, the Global Corporate Governance & Advisory team evaluates proxy ballot items, analyzes proxy proposals to facilitate decision-making by the investment teams, and casts votes in accordance with the investment team’s instructions. For certain passively-managed investment strategies that seek to track an index, the Global Corporate Governance & Advisory team may evaluate and execute votes on proposals that meet pre-defined criteria, including materiality thresholds. This team may utilize information from various sources, including but not limited to company filings, management engagements, industry trade groups, third-party research, internal proprietary research and the Good Governance Principles in Section III of this Policy. Investment teams retain discretion to vote proxies independently of, or consistent with, this Policy, the Good Governance Principles and any recommendations from the Global Corporate Governance & Advisory team. There may also be instances where different investment teams reach different positions on voting issues for the same proxy.
C.
Proxy Voting Administration
At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Global Corporate Governance & Advisory team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.
Invesco’s Global Corporate Governance & Advisory team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.
Our proprietary systems are designed to facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. To efficiently execute proxy voting for clients’ holdings, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.
D.
Retention and Oversight of Proxy Service Providers
Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services. To the extent Proxy Service Providers consider non-financial factors in their proxy research and recommendations, Invesco may take that into account when evaluating their proxy research and recommendations.
While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.
Updates to previously issued proxy research reports and recommendations may be provided to investment teams to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Global Corporate Governance & Advisory team periodically monitors for these research alerts issued by Proxy Service Providers with our investment teams.
Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.
As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.

Invesco reviews the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm that their related controls were in place and to provide reasonable assurance that the related controls operated effectively.
E.
Disclosures and Recordkeeping
This Policy is maintained by the Global Corporate Governance and Advisory team and accessible on the Invesco website. Records of votes cast by Invesco on behalf of clients are retained electronically for at least seven (7) years unless otherwise required by local or regional requirements by Invesco’s Technology Department and by our Proxy Service Provider. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:
●
In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30 for each U.S. registered fund. In addition, Invesco, as an institutional investment manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31 of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website here.
●
To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
●
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code here. Additionally, in accordance with the European Shareholder Rights Directive and the UK Financial Conduct Authority’s Conduct of Business Sourcebook (“UK COBS”), Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.
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In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year here.
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In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code here.
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In India, Invesco publicly discloses our proxy votes quarterly here in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through circulars dated March 15, 2010, March 24, 2014, and March 5, 2021, which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.
●
In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.

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In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors here.
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In Australia, Invesco publicly discloses a summary of its proxy voting record annually here.
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In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.
Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.
F.
Market and Operational Limitations
In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:
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Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.
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Some companies require a representative to attend shareholder meetings in person to vote a proxy or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.
●
Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.
●
Invesco held shares on the record date but sold them prior to the meeting date.
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Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.
●
Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.
G.
Securities Lending
Invesco’s funds may participate in a securities lending program. In circumstances where Invesco fund shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to recall all securities on loan systematically in a timely manner on a best efforts basis for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.
H.
Conflicts of Interest
There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.
Firm-Level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.
Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited to, the materiality of the relationship between the issuer or its affiliates to Invesco.
Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Global Corporate Governance & Advisory team. These criteria are monitored and updated periodically by the Global Corporate Governance & Advisory team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote of the Sub-committee.
As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will instruct “abstain” on proxies issued by Invesco Ltd. that are held in client accounts. If an “abstain” vote is not operationally possible, Invesco will not vote the shares.
Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.
All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issue.

I.
Voting of Affiliated Holdings and Funds of Funds
Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:
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When required by law or regulation, securities issued by an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.
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When required by law or regulation, securities issued by an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.
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For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
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For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.
●
Securities issued by non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote in line with the firm level conflicts of interest process described above.
●
Where client accounts are invested directly in securities issued by Invesco affiliates and Invesco has proxy voting authority, securities will be voted in the same proportion as the votes of external shareholders of the underlying securities. If proportional voting is not possible, the securities will be voted in line with a Proxy Service Provider’s recommendation.
●
Where Invesco invests in its own products (either as seed capital or otherwise), securities will be voted in line with recommendations of the issuer’s management or board.
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Unless it decides to solicit investor instructions, Invesco shall not vote the securities of an Invesco fund held by a fund, client or proprietary account managed by Invesco Canada Ltd.
J.
Review of Policy
It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure that this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.
III.
Our Good Governance Principles
Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global Corporate Governance & Advisory team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique facts and circumstances applicable to each company, issue, and individual ballot item. These include relevant market laws and regulations, country-specific best practices or corporate governance codes, the issuer’s public disclosures, internal research, input from external research providers, and any dialogue we have had with company management. As a result, investment teams may reach different conclusions on portfolio companies and may cast different votes at the same shareholder meeting. When investment teams choose to vote a proxy that is contrary to the principles below or internal proxy voting guidelines, they are required to document their rationales.
The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are organized around six broad pillars:
A.
Transparency
We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.
Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.
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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity (e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.
External auditor ratification and audit fees:
●
We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.
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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/deficiencies in internal controls over financial reporting.
Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.

Related-party transactions: Invesco will generally consider the following factors when evaluating related party transactions, among others:
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disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);
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the transaction must be fair and appropriate, with a sound strategic rationale;
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the company should provide an independent opinion either from the supervisory board or an external financial adviser;
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minority shareholders’ interests should be protected; and
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the transactions should be on an arm’s length basis.
Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:
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accept or approve a variety of routine reports; and
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approve provisionary financial budgets and strategy for the current year.
B.
Accountability
Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:
One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable.
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We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.
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We generally support proposals to decommission differentiated voting rights.
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Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.
Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.
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We generally will not support proposals to adopt anti-takeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.
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In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for anti-takeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).
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We generally support proposals for the removal of anti-takeover provisions.
Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights:

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Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:
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Ownership threshold: at least three percent (3%) of the voting power;
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Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;
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Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and
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Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.
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Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We generally will not support proposals to prohibit shareholders’ right to call special meetings.
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Shareholder ability to act by written consent: Generally, we assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:
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Shareholders’ current right to call special meetings; and
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Investor ownership structure.
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Supermajority vote requirements: Generally, we vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base, especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.
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Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.
Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns and hear from the board and management.
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We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).
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We may support management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting), if companies fulfill their responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. In particular, Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:
i.
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;

ii.
clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;
iii.
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and
iv.
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.
C.
Board Composition and Effectiveness
Voting on director nominees in uncontested elections
Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.
Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and should be free from conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.
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We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.
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We will generally vote against non-independent directors serving on the audit committee.
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We will generally vote against non-independent directors serving on the compensation committee.
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We will generally vote against non-independent directors serving on the nominating committee.
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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.
Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).
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We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.
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We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.
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We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.
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We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.
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We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is not disclosed or below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.
Other Board Qualifications: In our view, an effective board should be comprised of qualified and engaged directors with a mix of skills, experience, perspectives and characteristics. We recognize that the presence of a variety of these factors in the boardroom may contribute to robust challenge, debate, and innovation, and allows the board to make informed judgements. We expect companies to comply with their local market legal requirements or listing standards for board diversity and to the extent that a company fails to comply with such requirements, Invesco will generally vote against the nominating committee chair, or nearest equivalent. Invesco will also consider the professional experience of the individuals on the board and how they underpin the company’s performance and long-term shareholder value, among other factors.
Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a variety of director viewpoints and experience. It is our view that an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.
Governance failures: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the company it oversees. Invesco considers the adequacy of a company's response to material oversight failures when determining whether any voting action is warranted. Invesco may take voting action against director nominees in response to material failures of governance, risk oversight or fiduciary responsibilities at the company that adversely affect shareholder value. This may include, bribery, fines or sanctions from regulatory bodies, demonstrably poor risk oversight, or adverse legal judgments, among other things. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.
Director Indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.
Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.
Director election process: Board members should generally stand for election annually and individually.
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We will generally support proposals requesting that directors stand for election annually.
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We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.
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We will generally support shareholder proposals to repeal a classified board and elect all directors annually.
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When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.
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Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.
Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.
Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.
Voting on director nominees in contested elections
Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.
D.
Capitalization
Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.
Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.
Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.
Stock splits: We will generally evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company's long-term strategic goals.
Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for anti-takeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.
Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:
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We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.
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We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.
●
We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.
E.
Environmental and Social Issues
Shareholder proposals addressing environmental and social issues: We recognize environmental and social shareholder proposals are nuanced and require company specific analysis, and therefore, Invesco will analyze such proposals on a case-by-case basis. When analyzing such proposals, we will consider the following factors, among others:
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whether we consider the adoption of such proposal would promote long-term shareholder value;
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the materiality of the issue(s) being raised;
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whether there are fines or litigation, significant controversies including reputational risks associated with the company’s practices or policies related to the issue(s) raised in the proposal;
●
the board’s written response to the proposal in the proxy and whether the company has already responded or taken action to appropriately address the issue(s) raised in the proposal.
Additionally, Invesco may consider the company's existing level of disclosure and track record on environmental and social issues or if the company already complies with relevant local laws and regulations as it relates to the issue(s) raised in the proposal; the intentions of the proponent(s) and how they impact the company’s long-term economic success; if the proposal requests greater transparency or disclosure to make an informed assessment; and whether the proposal’s requested action is unduly burdensome (scope or timeframe) or overly prescriptive.

F.
Executive Compensation and Performance Alignment
Invesco supports compensation policies and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.
Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:
i.
there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;
ii.
there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;
iii.
vesting periods for long-term incentive awards are less than three years;
iv.
the company “front loads” equity awards;
v.
there are inadequate risk mitigating features in the program such as clawback provisions;
vi.
excessive, discretionary one-time equity grants are awarded to executives; and/or
vii.
less than half of variable pay is linked to performance targets, except where prohibited by law.
Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.
Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.
Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).
Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent. We generally support proposals requiring submission of severance agreements for certain senior executives for shareholder ratification.
Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on pay practices.

Exhibit A
Harbourview Asset Management Corporation
Invesco Advisers, Inc.
Invesco Asset Management (India) Pvt. Ltd*1
Invesco Asset Management (Japan) Limited*1
Invesco Asset Management (Schweiz) AG
Invesco Asset Management Limited1
Invesco Asset Management Singapore Ltd
Invesco Australia Ltd
Invesco Canada Ltd.1
Invesco Capital Management LLC
Invesco Capital Markets, Inc.*1
Invesco European RR L.P
Invesco Fund Managers Limited
Invesco Hong Kong Limited
Invesco Investment Advisers LLC
Invesco Investment Management (Shanghai) Limited
Invesco Investment Management Limited
Invesco Loan Manager, LLC
Invesco Managed Accounts, LLC
Invesco Management S.A.
Invesco Overseas Investment Fund Management (Shanghai) Limited
Invesco Pensions Limited
Invesco Private Capital, Inc.
Invesco Real Estate Management S.à r.l.1
Invesco RR Fund L.P.
Invesco Senior Secured Management, Inc.
Invesco Taiwan Limited*1
Invesco Trust Company
OppenheimerFunds, Inc.
WL Ross & Co. LLC

* Invesco entities with specific proxy voting guidelines
1 Invesco entities with specific conflicts of interest policies

Exhibit B
The Invesco Proxy Voting Choice Program (the “Proxy Voting Choice”) is available to certain eligible clients and shareholders and provides the ability to choose from a menu of distinct voting policy options that support different voting objectives. As implemented through Invesco’s internal Proxy Voting Choice procedures, clients or shareholders that participate in Proxy Voting Choice have the option of selecting a voting policy option which directs how their proportionate shares of the eligible product are voted at corporate shareholder meetings. Invesco Proxy Voting Choice aims to facilitate greater alignment of proxy voting with eligible client/shareholder interests with respect to the products specified below.
The Proxy Voting Choice pilot program is available to shareholders of the following products:
●
Invesco S&P 100 Equal Weight ETF

Proxy Voting Guidelines
for
Invesco Asset Management (Japan) Limited

Invesco Japan Proxy Voting Guideline
Invesco Japan (hereinafter “we” or “our) votes proxies to maximize the interests of our clients (investors) and beneficiaries in the long term, acknowledging the importance of corporate governance based on fiduciary duties to our clients (investors) and beneficiaries. We do not vote proxies for the interests of ourselves and any third party other than clients (investors) and beneficiaries. The interests of clients (investors) and beneficiaries are to expand the corporate value or the shareholders’ economic interests or prevent damage thereto. Proxy voting is an integral part of our stewardship activities, and we make voting decisions considering whether the proposal would contribute to corporate value expansion and sustainable growth.
To vote proxies adequately, we have established the Responsible Investment Committee and developed the Proxy Voting Guideline to govern the decision-making process of proxy voting. While we may seek advice from an external service provider based on our own guidelines, our investment professionals make voting decisions in principle, based on the proxy voting guideline, taking into account whether they contribute to increasing the subject company’s shareholder value.
Responsible proxy voting and constructive dialogue with investee companies are important components of stewardship activities. While the Proxy Voting Guideline are principles for our voting decisions, depending on the proposals, we may make an exception if we conclude that such a decision is in the best interests of clients (investors) and beneficiaries after having constructive dialogue with the investee companies. In such a case, approval of the Responsible Investment Committee shall be obtained.
The Responsible Investment Committee consists of members including Chief Investment Officer, as the chair, Head of Compliance, Head of ESG, investment professionals nominated by the chair and the other members, including persons in charge at the Client Reporting department.
We have established the Conflict of Interest Management Policy. In the situation that may give rise to a conflict of interest, we aim to control it in the best interests of clients (investors) and beneficiaries. The Compliance department is responsible for governing company-wide control of a conflict of interest. The Compliance department is independent of Investment and Sales departments and shall not receive any command or order for the matters compliant with the laws and regulations, including a conflict of interest, from them.
Proxy Voting Guidelines
1. Appropriations of Retained Earnings and Dividends
We decide how to vote on proposals seeking approval for appropriations of retained earnings and dividends, taking into account the subject company’s financial conditions and business performance, shareholders’ economic interests and so on.
●
Taking into account the company’s capital adequacy, business strategies, and so on if the total payout ratio, including dividends and share repurchases, is significantly low, we consider voting against the proposals unless reasonable explanations are given by the company.
●
With respect to the company where the Board of Directors determines appropriations of retained earnings, taking into account the subject company’s capital adequacy, business strategies, and so on if the total payout ratio, including dividends and share repurchases, is significantly low, we consider voting against the reappointment of board directors unless reasonable explanations are given by the company.
●
Taking into account the subject company’s capital adequacy, business strategies, and so on if the total payout ratio, including dividends and share repurchases, is significantly low, we consider voting for shareholder proposals increasing shareholder returns.

2. Appointment of Board Directors
We decide how to vote on proposals concerning the appointment of board directors, taking into account their independence, competence, anti-social activity records (if any), and so on. Furthermore, we decide how to vote on the reappointment of board directors, taking into account their corporate governance practices, accountability during their tenures, the company’s business performance and anti-social records (if any), and so on in addition to the above factors.
Board directors should make best efforts to continuously gain knowledge and skills to fulfill the critical role and responsibilities in the company’s governance. A company should also provide sufficient training opportunities.
Independent outside directors are expected to play a significant role, such as safeguarding minority shareholders’ interests through action based on their insights to increase the company’s corporate value. It is desirable to enhance the board’s governance function with independent outside directors accounting for the board majority. However, given the challenge to secure competent candidates, we also recognize that it is difficult for all the companies, irrespective of their size, to deploy the independent outside directors’ majority on the Board.
Sufficient disclosure is a prerequisite for reflecting the assessment of independence and suitability of director candidates and board composition in voting decisions. Currently, there are cases where sufficient information cannot be obtained due to insufficient disclosure on a board chair, each committee’s function and committee chairs in Notice of Annual General Meeting (AGM) and a corporate governance report, as well as untimeliness of these issuances. We generally make decisions based on Notice of AGM, a corporate governance report and an annual securities report disclosed by the time of voting. However, this shall not apply if we obtain such information from direct engagement with the company or find relevant disclosure elsewhere.
(1)
Independence
We generally vote for the appointment of outside directors. However, we generally vote against if a candidate is not regarded as independent of the subject company. It is desirable that the company discloses information, such as numerical data, which supports our decision on board independence.
●
We view the following outside director candidates are not independent enough.
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Candidates who have been working for the following companies for the last ten years or are those people’s relatives.
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The subject company
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Its subsidiary
●
Its parent company
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Candidates who have been working for the following companies for the last five years or are those people’s relatives.
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Shareholders who own more than 10% of the subject company
●
Principal loan lenders
●
Principal securities brokers
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Major business partners
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Auditors
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Audit companies, consulting companies or any related service providers which have any consulting contracts with the subject company
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Any other counterparts which have any interests in the subject company

In cases other than above, we separately scrutinize the independence of candidates who are regarded as not independent enough.
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We take extra care when we assess the independence of candidates from a company which is regarded as a policy shareholder under cross shareholding, mutually sends outside directors to each other, and so on, as such cases potentially raise doubts about their independence. The company should give reasonable explanations. It is also desirable that the company contrives the timing and method of disclosure to allow investors to understand those relationships enough.
●
We judge board independence according to the stock exchange’s independence criteria with emphasizing independence ensured practically. We consider each company’s business environment and make the best effort to engage with the subject company to determine the independence of the candidates.
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We regard an outside director with a significantly long tenure as non-independent and consider voting against the reappointment of such an outside director. We generally consider voting against the reappointment of outside directors whose tenures are longer than ten years.
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If the subject company is a company with Audit Committee, we judge the independence of outside director candidates who become audit committee board members using the same independence criteria for the appointment of statutory auditors in principle.
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We generally consider voting against the appointment of top executives and a nominating committee chair at a company with three Committees if independent outside directors of the subject company account for less than 1/3 of the Board after the AGM. However, this shall not apply if we confirm sufficient planning or special circumstances on increasing the number of independent outside directors in engagements.
●
In case the subject company has a parent company or controlling shareholders, we generally consider voting against the appointment of top executives and a nominating committee chair at a company with three Committees if independent outside directors account for less than half of the Board after the AGM. However, this shall not apply if we confirm sufficient planning or special circumstances on increasing the number of independent outside directors in engagements.
(2)
Attendance rate and concurrent duties
●
All members are expected to attend board and respective committee meetings in principle. A Company is generally obligated to facilitate all members to attend these meetings. We generally vote against the reappointment of board directors who attended less than 75% of board or respective committee meetings.
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We take into account not only the number of attendance but nomination reasons and candidates’ real contributions if disclosed.
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We take extra care when we assess the capability of board directors who have many concurrent duties as a director or statutory auditor of listed companies, as such cases potentially raise doubts about their capacity given the importance of directors’ role and responsibilities. Accordingly, we consider voting against the appointment of board directors who perform five or more duties as a director or statutory auditor of a listed company or equivalent company. However, in case nominees serve as executive director or statutory auditor of a listed company or equivalent company, we consider voting against the appointment of directors who perform three or more duties.
●
If a company nominates a board director with many concurrent duties, it should provide reasonable explanations. It is also desirable that the company contrives disclosure timing and methods to allow investors to understand the situation enough.

(3)
Company’s business performance
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We consider voting against the reappointment of board directors if the subject company made a loss for the three consecutive years during their tenures.
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We consider voting against the reappointment of board directors if we judge that the subject company’s business performance significantly lags the peers in the same industry during their tenures.
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We consider voting against top executives if, concerning capital efficiency including return on capital, effective business strategies achieving corporate value expansion and sustainable growth are not demonstrated, and appropriate disclosures and sufficient constructive dialogues are not conducted.
(4)
Company’s anti-social activities
●
If we judge that a corporate scandal damages or is likely to damage shareholder value with having a significant effect on society during a board tenure, we conduct adequate dialogues with the subject company on the background and subsequent resolutions of the scandal. Based on the dialogues, we decide how to vote on the reappointment of top executives, board directors in charge of those cases and audit committee board members at a company with Audit Committee or three Committees, considering the impact on shareholder value.
●
With respect to domestic corporate scandals, at the time a company receives administrative dispositions to cartel, bid-rigging, and so on from authorities, such as the Fair Trade Commission, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees. However, in case final dispositions are subsequently determined based on appeal or complaints resolutions, we do not vote against the reappointment again at that time. We vote on a case-by-case basis concerning compensation orders in a civil case, dispositions from the Consumer Affairs Agency or administrative dispositions from overseas authorities.
●
With respect to administrative dispositions to an unlisted subsidiary or affiliate, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees of the holding or parent company. If a subsidiary or affiliate is listed, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees of both the subsidiary or affiliate and the holding or parent company. However, we may vote on a case-by-case basis, depending on the importance of the disposition to the subsidiary or affiliate, its impact on the holding or parent company’s financial performance, and so on.
●
With respect to employees’ scandals, if the scandal damages or is likely to damage shareholder value, and we judge that the subject company owes management responsibility, we consider voting against the reappointment of top executives, directors in charge and audit committee board members at a company with Audit Committee or three Committees.
●
We consider voting against the reappointment of board directors if the subject company engages in window dressing or inadequate accounting practices during their tenures.
(5)
Activities against shareholder interest
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If a company raises capital through an excessively dilutive third-party allotment without a shareholders’ meeting’s approval, we consider voting against the reappointment of board directors, particularly top executives.
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If a company raises capital through a large-scale public offering without reasonable explanations, we consider voting against the reappointment of board directors, particularly top executives.
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If a company does not execute a shareholder proposal regarded as favorable for minority shareholders receiving the majority support from shareholders or does not make a similar company proposal at an AGM in the following year, we consider voting against the appointment of top executives.

(6)
Others
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If a company insufficiently discloses board director candidates’ information, we generally vote against such candidates.
3. Composition of Board of Directors
While each company’s board structure would differ depending on its size and so on, we believe that a company with three Committees (Nomination, Audit and Remuneration) is desirable to achieve better governance as a listed company. For a company with Board of Statutory Auditors (Kansayaku) or Audit Committee, it is also desirable to voluntarily deploy a Nomination Committee, a Remuneration Committee and other necessary committees. Besides, it is desirable that Board Chair is an independent outside director. We believe that a highly transparent board composition ensures management accountability and contributes to sustained enterprise value expansion. Finally, the disclosure of the third-party assessment on the Board of Directors is desirable.
To strengthen the Board of Directors’ monitoring function and increase its transparency and effectiveness, we believe it is important to ensure gender, nationality, career, and age diversity in principle. It is desirable that each company adopts a skills matrix that defines the diversity and expertise required to fulfill the Board’s responsibilities reflecting its situation and selects director candidates accordingly.
We are concerned about retired directors assuming consulting, advisory or other similar positions which could negatively impact transparency and decision making of the Board. If such positions exist, and retired directors assume them, it is desirable that the company discloses their existence, their expected roles and contributions and compensations for such posts.
(1)
Number of board members and change in board composition
●
We decide how to vote on proposals concerning the number of board members and change in board composition, taking into account the impacts on the subject company and shareholders’ economic interests compared to the current situations.
●
The number of board members should be optimized to make the right management decision at the right time. We may consider each company’s business situation and scale. However, we generally consider voting against the appointment of top executives and a nominating committee chair at a company three Committees if the number of board members is expected to exceed 20 without decreasing from the previous AGM, and reasonable explanations are not given.
●
We generally vote against the appointment of top executives and a nomination committee chair at a company three Committees if a decrease in outside directors or an increase in internal directors significantly reduces the percentage of outside directors, which potentially causes governance problems.
●
If there are two or more females on the Board, we consider voting against the appointment of top executives and a nomination committee chair at a company three Committees. However, this shall not apply if 20% or more of board members are females, or we confirm sufficient planning or special circumstances on increasing the number of female directors in engagements.
●
We believe that board diversity is important and may set a higher target for a female board member ratio in the future. Similarly, we may set a racial and nationality diversity target, especially for companies with global business operations.
(2)
Procedures of board director appointment, scope of their responsibilities and so on
●
We decide how to vote on proposals concerning change in board director appointment procedures, taking into account the rationales, and so on, compared to the current procedures.
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We generally vote against proposals reducing board directors’ responsibilities for financial damages on fiduciary duty breach.

●
Board directors’ responsibilities include effective monitoring of top executives succession planning. The Nomination Committee at a company with three Committees or the arbitrary Nomination Committee created at a company with the other governance structures should provide effective monitoring of successor development and appointment with transparency. It is desirable that an independent outside director serves as Nomination Committee Chair. If we judge that the succession procedure significantly lacks transparency and rationality, we consider voting against the appointment of top executives.
4. Appointment of Statutory Auditors (Kansayaku)
We decide how to vote on proposals concerning the appointment of statutory auditors, taking into account their independence, competence and anti-social activities records (if any), and so on. We decide how to vote on the reappointment of statutory auditors, taking into account their corporate governance practices and accountability during their tenures, the company’s anti-social activity records, and so on in addition to the above factors.
Statutory auditors and audit committee board directors at a company with Audit committee or three Committees should have deep knowledge specialized in accounting, laws and regulations and should make best efforts to continuously gain knowledge and skills to fulfill the critical role and responsibilities in the company’s governance. A company should also provide sufficient training opportunities.
(1)
Independence
●
We generally vote against the appointment of outside statutory auditors without independency.
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In general, a person who has no relationship with the subject company other than a statutory auditor appointment is regarded as independent.
●
We regard that an outside statutory auditor with a significantly long tenure is not independent and generally vote against the reappointment of such an outside statutory auditor. We generally consider voting against the candidate whose tenure is longer than ten years.
(2)
Attendance rate and concurrent duties
●
All statutory auditors are expected to attend board or board of statutory auditors meetings in principle. A companies is generally obligated to facilitate all statutory auditors to attend these meetings. We generally vote against the reappointment of statutory auditors who attended less than 75% of board or board of statutory auditors meetings.
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We take into account not only the number of attendance but nomination reasons and candidates’ real contributions if disclosed.
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We take extra care when we assess the capability of statutory auditors who have many concurrent duties as an director or statutory auditor of listed companies, as such cases potentially rise doubts about their capacity, given the importance of statutory auditors’ role and responsibilities. Accordingly, we consider voting against the appointment of statutory auditors who perform five or more duties as a board director or statutory auditor of a listed company or equivalent company. However, in case nominees serve as executive director or statutory auditor of a listed company or equivalent company, we consider voting against the appointment of statutory auditors who perform three or more duties.
●
If a company nominates a statutory auditor with many concurrent duties, it should give reasonable explanations. It is also desirable that the company contrives disclosure timing and methods to allow investors to understand the situation enough.
(3)
Accountability
●
If there are material concerns about a published audit report or audit procedures, or insufficiencies of required disclosures, we vote against the reappointment of statutory auditors.

(4)
Company’s anti-social activities
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If we judge that a corporate scandal damages or is likely to damage shareholder value with having a significant impact on society during a statutory auditor’s tenure, we conduct adequate dialogues with the subject company on the background and subsequent resolutions of the scandal. Based on the dialogues, we decide how to vote on the reappointment of statutory auditors, considering the impact on shareholder value.
●
With respect to domestic corporate scandals, at the time a company receives administrative dispositions to cartel, bid-rigging, and so on from authorities, such as the Fair Trade Commission, we consider voting against the reappointment of statutory auditors. However, in case the final dispositions are subsequently determined based on appeal or complaints resolutions, we do not vote against the reappointment again at that time. We vote on a case-by-case basis concerning compensation orders in a civil case, dispositions from the Consumer Affairs Agency or administrative dispositions from overseas authorities.
●
With respect to administrative dispositions to an unlisted subsidiary or affiliate, we consider voting against the reappointment of statutory auditors of the holding or parent company. If a subsidiary or affiliate is listed, we consider voting against the reappointment of statutory auditors of both the subsidiary or affiliate and the holding or parent company. However, we may decide on a case-by-case basis, depending on the importance of the dispositions to the subsidiary or affiliate, its impact on the holding or parent company’s financial performance, and so on.
●
With respect to employees’ scandals, if the scandal damages or is likely to damage shareholder value, and we judge that the subject company owes management responsibility, we consider voting against the reappointment of statutory auditors.
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We consider voting against the reappointment of statutory auditors if the subject company engages in window-dressing or inadequate accounting practices during their tenures.
5. Composition of Board of Statutory Auditors (Kansayaku)
We decide how to vote on proposals concerning the number of members or change in composition of the board of statutory auditors, taking into account the impact on the subject company and shareholders’ economic interests compared to the current situations.
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We consider an increase in statutory auditors favorably. However, in case of a decrease, we consider voting against the reappointment of top executives unless clear and reasonable explanations are given.
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We consider the same for audit committee board members for a company with Audit Committee.
6. Appointment of Accounting Auditors
We decide how to vote on proposals concerning the appointment and replacement of accounting auditors, taking into account their competence, audit fee levels, and so on.
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We generally vote against the reappointment of statutory auditors (Kansayaku) or audit committee board members at a company with Audit Committee or three Committees if we judge that a company reappoints an accounting auditor without replacing it despite the following accounting audit problems.
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It is determined that an accounting auditor provides an unfair opinion on the company’s financial conditions.
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In case there are concerns on financial statements, required disclosures are insufficient.
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In case an accounting auditor has a service contract other than accounting audit services with the subject company, it is regarded that such a contract creates a conflict of interest between them.
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Excessive audit fees are paid.
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It is regarded that an accounting auditor makes fraud or negligence.

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If it is regarded that an accounting auditor has issues in other company’s audits, in case a company appoints or reappoints the accounting auditor without replacing it, we take the impact on the company’s corporate value full consideration into voting decisions.
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We generally vote against proposals concerning accounting auditor replacement if it is regarded that a company changes an incumbent accounting auditor due to a dispute about accounting principles.
7. Compensation for Board Directors, Statutory Auditors (Kansayaku) and Employees
(1)
Board directors’ salaries and bonuses
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It is desirable to increase the proportion of stock incentive plans in board directors’ salaries and bonuses, on condition that a performance-based compensation structure is established, transparency, such as disclosures of a benchmark or formula laying the foundations for calculation, ensures accountability, and the impact on shareholders, such as dilution, are taken into considerations. The Remuneration Committee at a company with three Committees (Nomination, Audit and Remuneration) or the arbitrary Remuneration Committee preferably deployed at a company with the other governance structures should ensure the accountability of compensation schemes. It is desirable that an independent outside director serves as Remuneration Committee Chair.
●
We consider voting against proposals seeking approval for salaries and bonuses in the following cases.
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Negative correlation between company’s financial performance and directors’ salaries and bonuses are observed.
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Inappropriate systems and practices are in place.
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The total amount of salaries and bonuses is not disclosed.
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Management failures, such as a significant share price decline or serious earnings deterioration, are apparent.
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The remuneration proposal includes people determined to be responsible for activities against shareholder interest.
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We generally vote for shareholder proposals requesting disclosure of individual directors’ salaries and bonuses.
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If a company implements any measures ensuring transparency other than disclosure, we take it into consideration.
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If there is no proposal seeking approval for directors’ salaries and bonuses, and the compensation structure lacks transparency, we consider voting against the appointment of top executives.
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We generally vote against bonuses for statutory auditors at a company with Board of Statutory Auditors and audit committee board members at a company with Audit Committee.
●
We separately consider voting to audit committee board members at a company with three Committees.
(2)
Stock incentive plans
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We decide how to vote on proposals concerning stock incentive plans, including stock options and restricted stock units, taking into account the impact on shareholder value and rights, compensation levels, the scope, the rationales, and so on.
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We generally vote against proposals seeking to lower the strike price of stock options.
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We generally vote for proposals seeking to change the strike price on condition that shareholders’ approval is required every time.

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We generally vote against stock incentive plans if the terms and conditions for exercising options, including equity dilution, lack transparency. We generally consider voting against proposals potentially causing 10% or more equity dilution.
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It is desirable that stock incentive plans is a long-term incentive aligned with sustainable growth and corporate value expansion. As such, we generally vote against stock incentive plans allowing recipients to exercise all the rights within two years after vested for the subject fiscal year. However, this shall not apply to recipients who retire during the subject fiscal year. We assess the validity if a vesting period is regarded as too long.
●
We generally vote against stock incentive plans granted to statutory auditors and audit committee board members at a company with Audit Committee.
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We separately consider stock incentive plans granted to audit committee board members, including both inside and outside directors, at a company with three Committees.
●
We generally vote against stock incentive plans granted to any third parties other than employees.
●
We generally vote against stock incentive plans in case a company is likely to adopt the plans as takeover defense.
(3)
Employee stock purchase plan
●
We decide how to vote on proposals concerning employee stock purchase plans, taking into account the impact on shareholder value and rights, the scope and the rationales, and so on.
(4)
Retirement benefits for board directors
●
We decide how to vote on proposals concerning grant of retirement benefits, taking into account the scope and scandals (if any) of recipients and business performance and scandals (if any) of the subject company, and so on.
●
We generally vote for proposals granting retirement benefits if all the following criteria are satisfied.
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The granted amount is disclosed.
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Outside directors, statutory auditors and audit committee board members at a company with Audit Committees are excluded.
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Recipients do not cause any significant scandals during their tenures.
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The subject company does not make a loss for the three consecutive years, or its business performance is not determined to significantly lag behind the peers in the same industry.
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The company does not cause scandals that significantly impact society and damage, or are unlikely to damage, shareholder value during their tenures.
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The company does not engage in window-dressing or inadequate accounting practices during their tenures.
8. Cross-shareholdings
If a company holds shares for the sake of business relations (cross shareholdings), the company should explain the medium- to long-term business and financial strategies, including capital costs, and disclose proxy voting guidelines, voting results, and so on. If the company does not give reasonable explanations and engage in constructive dialogues, we consider voting against the appointment of top executives. It is important that the company does not hinder the sales/reduction of cross shareholdings when a policy shareholder intends. In addition, a company should formulate a policy for institutional investor engagements, considering its shareholder composition, and conduct business with an awareness of capital costs and stock prices.
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If a company's cross shareholdings account for 20% or more of its net assets, we generally consider voting against the appointment of top executives. However, this shall not apply if we confirm that the company makes a reduction, does sufficient planning or has industry-specific circumstances that should be taken into consideration in engagement.
9. Capital Policy
As a listed companies’ capital policy is likely to significantly impact shareholder value and interests, a company should implement a rational capital policy and explain capital policy guidelines to shareholders. We consider voting against proposals concerning capital policies that we judge damage shareholder value. If a company has a capital policy that is not part of proposals at an AGM but regarded to damage shareholder value, we consider voting against the reappointment of board directors.
●
It is undesirable that a company intends to maintain or increase so-called “friendly” stable shareholders and infringes minority shareholders’ rights by the third-party allotment, treasury stocks transfer or company management holdings’ transfer to foundations affiliated with the company.
(1)
Change in authorized shares
●
We decide how to vote on proposals seeking to increase authorized shares, taking into account the impact on shareholder value and rights, the rationales, the impact on the sustainability of stock market listing and a going concern, and so on.
●
We generally vote for proposals seeking to increase authorized shares if we judge that not increasing authorized shares is likely to lead to delisting or have a significant impact on a going concern.
●
We generally vote against proposals seeking to increase authorized shares after an acquirer emerges.
(2)
New share issue
●
We decide how to vote on new share issues, taking into account the rationales, the terms and conditions of issues, the impact of dilution on shareholder value and rights and the impact on the sustainability of stock market listing or a going concern, and so on.
(3)
Share repurchase and reissue
●
We decide how to vote on proposals concerning share repurchase or reissue, taking into account the rationales, and so on.
(4)
Stock split
●
We generally vote for proposals seeking a stock split.
(5)
Consolidation of shares (reverse stock split)
●
We decide how to vote on proposals seeking consolidation of shares, taking into account the rationale, and so on.
(6)
Preferred shares
●
We generally vote against proposals seeking to issue blank-cheque preferred shares or increase authorized shares without specifying voting rights, dividends, conversion and other rights.
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We generally vote for proposals seeking to issue preferred shares or increase authorized shares if voting rights, dividends, conversion and other rights are specified, and those rights are regarded as reasonable.
●
We generally vote for proposals requiring approvals for preferred shares issues from shareholders.
(7)
Convertible bonds
●
We decide how to vote on proposals seeking to issue convertible bonds, taking into account the number of new shares, the time to maturity, and so on.

(8) Corporate bonds and credit facilities
●
We decide how to vote on proposals concerning a corporate bond issue or a credit facility expansion, taking into account the subject company’s financial conditions, and so on.
(9) Debt capitalization
●
We decide how to vote on proposals seeking to change the number of authorized shares or issue shares for debt restructuring, taking into account the terms and conditions of the change or the issue, the impact on shareholder value and rights, the rationales, the impact on the sustainability of stock market listing and a going concern, and so on.
(10) Capital reduction
●
We decide how to vote on proposals concerning capital reduction, taking into account the impact on shareholder value and rights, the rationales and the impact on the sustainability of stock market listing and a going concern, and so on.
●
We generally vote for proposals seeking capital reduction following standard accounting procedures.
(11) Financing plan
●
We decide how to vote on proposals concerning a financing plan, taking into account the impact on shareholder value and rights, the rationales and the impact on the sustainability of stock market listing and a going concern, and so on.
(12) Capitalization of reserves
●
We decide how to vote on proposals seeking capitalization of reserves, taking into account the rationales, and so on.
10. Amendment to Articles of Incorporation and Other Legal Documents
(1) Change in an accounting period
●
We generally vote for proposals seeking to change an accounting period unless it is regarded as an aim to delay an AGM.
(2) Amendment to articles of incorporation
●
We decide how to vote on proposals to amend an article of incorporation, taking into account the impact on shareholder value and rights, the necessity, the rationales, and so on.
●
We generally vote for proposals seeking to amend an article of incorporation if it is required by law.
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We generally vote against proposals seeking to amend an article of incorporation if we judge that it is likely to infringe shareholder rights or damage shareholder value.
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We generally vote for transition to a company with three Committees.
●
We decide how to vote on proposals seeking to relax or eliminate special resolution requirements, taking into account the rationale.
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We are concerned about retired directors assuming advisory, consulting, or other similar positions which could negatively impact on transparency and decision making of the Board of Directors. We generally vote against proposals seeking to create such a position.
●
We generally vote for proposals seeking to authorize a company to hold virtual-only meetings, taking into account the impact on shareholder value and rights.
●
We will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:

●
meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting,
●
safeguard and clear and comprehensive description as to how and when shareholders submit and ask questions either in advance of or during the meeting,
●
disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions, and
●
description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote on proposals during the time the polls are open.
(3) Change in a quorum for an annual general meeting (AGM)
●
We decide how to vote on proposals concerning change in quorum for an AGM, taking into account the impact on shareholder value and rights, and so on.
11. Company Organization Change
(1) Change in a registered company name and address
●
We decide how to vote on proposals seeking to change a registered company name, taking into account the impact on shareholder value, and so on.
●
We generally vote for proposals seeking to change a registered address.
(2) Company reorganization
●
We decide how to vote on proposals concerning the following company reorganization, taking into account their respective impacts on shareholder value and rights, the subject company’s financial conditions and business performance, and the sustainability of stock market listing or a going concern, and so on.
Mergers and acquisitions
Business transfers
Company split (spin-off)
Asset sale
Company sale
Liquidation
12. Proxy Fight
(1)
Proxy fight
●
We decide how to vote on proposals concerning the appointment of directors with opposition candidates, taking into account their independence, competence, anti-social activity records (if any), corporate governance practices and accountability of the candidates and business performance and anti-social activity records (if any) of the subject company, the proxy fight background, and so on.
(2)
Proxy context defense
●
Classified board
●
We generally vote against proposals seeking to introduce a classified board.
●
We generally vote for proposals seeking to set a director's term of one year.
●
Shareholder rights to remove a director

●
We generally vote against proposals seeking to tighten requirements for shareholders to remove a director.
●
Cumulative voting
●
We decide how to vote on proposals seeking to introduce cumulative voting for director appointments, taking into account the background, and so on.
●
We decide how to vote on proposals seeking to terminate cumulative voting for director appointment, taking into account the background, and so on.
13. Takeover Defense
We believe that management and shareholder interest is not always aligned. As such, we generally vote against the creation, amendment and renewal of takeover defense measures that we judge decrease shareholder value or infringes shareholder rights. We generally vote against the reappointment of directors if takeover defense measures are not part of proposals at an AGM but are regarded to decrease shareholder value or infringes shareholder rights.
●
Relaxing requirements to amend articles of incorporation and company policies
●
We decide how to vote on proposals seeking to relax requirements to amend articles of incorporation or company policies, taking into account the impact on shareholder value and rights, and so on.
●
Relaxing of requirements for merger approval
●
We decide how to vote on proposals seeking to relaxing requirements for merger approval, taking into account the impact on shareholder value and rights, and so on.
14. Environment, Social and Governance (ESG)
We support the United Nations Principles for Responsible Investment (UN PRI) and acknowledge that company’s ESG practices are an important factor in investment decision making. Thus, we consider voting against the reappointment of top executives and directors in charge if we judge that there is an issue that could significantly damage corporate value. We consider voting for proposals related to ESG materiality, including climate change or diversity, if we judge that such proposals contribute to preventing from damaging or expanding corporate value. If not, we consider voting against such proposals.
15. Disclosure
Disclosure and constructive dialogues based thereon are important in proxy voting and investment decision making. Furthermore, proactive disclosure and effective engagement are desirable as demand for ESG disclosure, including climate change, has been increasing, and the disclosure frameworks have been rapidly progressing.
●
We generally vote against proposals that lack sufficient disclosure to make proxy voting decisions.
●
We generally vote for proposals seeking to enhance disclosures if such information is beneficial to shareholders.
●
If a company’s financial and non-financial disclosures is significantly poor, and if the level of investor relations activities by management or people in charge is significantly low, we consider voting against the reappointment of top executives and directors in charge.
16. Conflict of Interest
We abstain from voting proxies of the following companies that are likely to have a conflict of interest. We also abstain from voting proxies with respect to the following investment trusts that are managed by us or Invesco group companies, as a conflict of interest may rise.
●
Companies and investment trusts that we abstain from voting proxies:

●
Invesco Ltd.
We have established the Conflict of Interest Management Policy. In the situation that may give rise to a conflict of interest, we aim to control it in the best interests of clients (investors) and beneficiaries. The Compliance department is responsible for governing company-wide control of a conflict of interest. The Compliance department is independent of the Investment and Sales departments and shall not receive any command or order for the matters compliant with the laws and regulations, including a conflict of interest, from the Investment and Sales departments.
Proxy voting and stewardship activities are reported to the Responsible Investment Committee. The Responsible Investment Committee approves them. Besides, the Compliance department reviews whether conflicts of interest are properly managed in proxy voting and then reports the results to the Conflict of Interest Oversight Committee. Furthermore, the results are reported to the Executive Committee in Tokyo and the Invesco Proxy Advisory Committee.
17. Shareholder Proposals
We vote on a case-by-case basis on shareholder proposals while we follow the Proxy Voting Guidelines in principle.
DISCLAIMER: The English version is a translation of the original in Japanese for information purposes only. In case of a discrepancy, the Japanese original will prevail. You can download the Japanese version from our website: http://www.invesco.co.jp/footer/proxy.html.
2092318-JP

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

As of February 28, 2026, the following individuals are jointly and primarily responsible for the day-to-day management of the Trust:
●
Scott Baskind, Portfolio Manager, who has been responsible for the Trust since 2013 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.
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Thomas Ewald, Portfolio Manager, who has been responsible for the Trust since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 2000.
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Philip Yarrow, Portfolio Manager, who has been responsible for the Trust (or the predecessor Trust) since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010.
Portfolio Manager Fund Holdings and Information on Other Managed Accounts
Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers' investments in the Fund(s) that they manage and includes investments in the Fund’s shares beneficially owned by a portfolio manager, as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the Exchange Act), (beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household). The ‘Assets Managed’ chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories: (i) other registered investment companies; (ii) other pooled investment vehicles; and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically noted.  In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
Investments
The following information is as of February 28, 2026 (unless otherwise noted):

Fund	Portfolio Managers	Dollar Range of Investments in the Fund
Invesco Senior Income Trust
	Scott Baskind	None
	Thomas Ewald	None
	Philip Yarrow	None

Assets Managed
The following information is as of February 28, 2026 (unless otherwise noted):

Portfolio Manager(s)	Other Registered Investment Companies Managed		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Invesco Senior Income Trust
Scott Baskind	5	$9,587.8	11	$8,133.4	13	$2,884.7
Thomas Ewald	3	$4,935.7	3	$4,774.3	13	$2,884.7
Philip Yarrow	4	$5,261.6	3	$4,774.3	13	$2,884.7

Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
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The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
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If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.
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The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
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The appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities. None of the Invesco Fund accounts managed have a performance-based fee.
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In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing Fund and an affiliated underlying fund in which the investing Fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing Fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying Fund, potentially for a prolonged period of time, which may adversely affect the Fund.
The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Description of Compensation Structure
For the Adviser and each Sub-Adviser
The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance, revenues, enterprise expectations and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance and revenues) and non-quantitative factors (which may include, but are not limited to, enterprise expectations, individual performance, risk management and teamwork).
Each portfolio manager's compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Sub-Adviser	Performance time period[1]
Invesco[2]	One-, Three- and Five-year performance against Fund peer group or Market Index
Invesco Canada[2]
Invesco Management S.A.[2]
Invesco Hong Kong[2]
Invesco Asset Management[2]
Invesco Listed Real Assets Division[2]

Invesco Senior Secured[2,3]
Invesco Capital[2,4]	Not applicable

Invesco Japan	One-, Three- and Five-year performance

1 Rolling time periods are measured from October 1st to September 30th .
2 Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
3 Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
4 Portfolio Managers for Invesco Capital base their bonus on Invesco results as well as overall performance of Invesco Capital.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
With respect to Invesco Capital, there is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.
Deferred / Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards largely take the form of long-term awards (LTA) which consist of Fund Deferral (LTF) and Equity (LTE). Fund deferrals are notionally invested in certain Invesco funds selected by the Portfolio Manager and are settled in cash. Equity awards are settled in Invesco Ltd. common shares. Deferred compensation awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None.

Item 16. Controls and Procedures.

(a)

As of a date within 90 days of the filing date of this report, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Act. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activity for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

19(a)(1) Code of Ethics is attached as Exhibit 99.CODEETH.

19(a)(2) Not applicable.

19(a)(3) Certifications of the Registrant’s PEO and PFO pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

19(a)(4) Not applicable.

19(a)(5) Not applicable.

19(b) Certifications of Registrant’s PEO and PFO pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

19(c) Consent of Independent Registered Public Accounting Firm is attached as Exhibit 99.CONSENT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Senior Income Trust

By:	/s/ Glenn Brightman
Name:	Glenn Brightman
Title:	Principal Executive Officer

Date:	May 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Name:	Glenn Brightman
Title:	Principal Executive Officer

Date:	May 8, 2026

By:	/s/ Adrien Deberghes
Name:	Adrien Deberghes
Title:	Principal Financial Officer

Date:	May 8, 2026